EXECUTION VERSION 4147-5771-6068.5 Up To U.S. $50,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C., as the Collateral Manager NEW MOUNTAIN GUARDIAN IV INCOME FUND SPV, L.L.C., as the Borrower NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C., as the Equityholder and as the Seller EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders WELLS FARGO BANK, NATIONAL ASSOCIATION, (Swingline Lender) WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and WESTERN ALLIANCE TRUST COMPANY, N.A., as the Collateral Custodian Dated as of January 15, 2026 TABLE OF CONTENTS Page i 4147-5771-6068.5 ARTICLE I. DEFINITIONS ......................................................................................................... 2 Section 1.1. Certain Defined Terms ............................................................................ 2 Section 1.2. Other Terms ........................................................................................... 56 Section 1.3. Computation of Time Periods ............................................................... 56 Section 1.4. Interpretation ......................................................................................... 57 ARTICLE II. THE FACILITY .................................................................................................... 59 Section 2.1. Advances ............................................................................................... 59 Section 2.2. Procedures for Advances by the Lenders .............................................. 60 Section 2.3. Reduction of the Facility Amount; Optional Repayments .................... 62 Section 2.4. Determination of Interest and Non-Usage Fee ...................................... 64 Section 2.5. Exchange Rates; Currency Equivalents; Daily Simple RFR Advances ............................................................................................... 64 Section 2.6. Principal Repayments ............................................................................ 65 Section 2.7. Settlement Procedures ........................................................................... 65 Section 2.8. Alternate Settlement Procedures ........................................................... 68 Section 2.9. Collections and Allocations ................................................................... 69 Section 2.10. Payments, Computations, Etc ................................................................ 72 Section 2.11. Fees ........................................................................................................ 72 Section 2.12. Increased Costs; Capital Adequacy; Illegality ...................................... 73 Section 2.13. Taxes ...................................................................................................... 75 Section 2.14. Discretionary Sales ................................................................................ 79 Section 2.15. Assignment of the Sale Agreement ....................................................... 80 Section 2.16. Effect of Benchmark Transition Event .................................................. 80 Section 2.17. Refunding of Swingline Advances ........................................................ 82 Section 2.18. Mitigation Obligations; Replacement of Lenders ................................. 83 Section 2.19. Defaulting Lenders ................................................................................ 84 ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES ............................................ 86 Section 3.1. Conditions to Closing and Initial Advance ........................................... 86 Section 3.2. Conditions Precedent to All Advances and Reinvestments .................. 88 Section 3.3. Custodianship; Transfer of Loans and Permitted Investments .............. 90 ARTICLE IV. REPRESENTATIONS AND WARRANTIES ................................................... 92 Section 4.1. Representations and Warranties of the Borrower .................................. 92 Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Collateral .............................................................. 101 Section 4.3. Representations and Warranties of the Collateral Manager ................ 102 Section 4.4. Representations and Warranties of the Collateral Custodian .............. 105 Section 4.5. Representations and Warranties of the Seller ...................................... 106 ARTICLE V. GENERAL COVENANTS ................................................................................. 106 Section 5.1. Affirmative Covenants of the Borrower .............................................. 106 Section 5.2. Negative Covenants of the Borrower .................................................. 112 TABLE OF CONTENTS (continued) Page ii 4147-5771-6068.5 Section 5.3. Affirmative Covenants of the Collateral Manager .............................. 115 Section 5.4. Negative Covenants of the Collateral Manager ................................... 119 Section 5.5. Affirmative Covenants of the Collateral Custodian ............................ 120 Section 5.6. Negative Covenants of the Collateral Custodian ................................. 120 Section 5.7. Covenants of the Seller ........................................................................ 120 ARTICLE VI. COLLATERAL MANAGEMENT ................................................................... 121 Section 6.1. Designation of the Collateral Manager ................................................ 121 Section 6.2. Duties of the Collateral Manager ........................................................ 121 Section 6.3. Authorization of the Collateral Manager ............................................. 123 Section 6.4. Collection of Payments; Accounts ...................................................... 123 Section 6.5. Realization Upon Defaulted or Delinquent Loans .............................. 125 Section 6.6. [Reserved] ............................................................................................ 125 Section 6.7. Payment of Certain Expenses by Collateral Manager ......................... 125 Section 6.8. Reports ................................................................................................. 125 Section 6.9. Annual Statement as to Compliance .................................................... 127 Section 6.10. The Collateral Manager Not to Resign ................................................ 127 Section 6.11. Collateral Manager Defaults ................................................................ 127 ARTICLE VII. THE COLLATERAL CUSTODIAN ............................................................... 128 Section 7.1. Designation of Collateral Custodian ................................................... 128 Section 7.2. Duties of Collateral Custodian ............................................................ 128 Section 7.3. Merger or Consolidation ...................................................................... 132 Section 7.4. Collateral Custodian Compensation .................................................... 133 Section 7.5. Collateral Custodian Removal ............................................................. 133 Section 7.6. Limitation on Liability ........................................................................ 133 Section 7.7. Resignation of the Collateral Custodian .............................................. 135 Section 7.8. Release of Documents ......................................................................... 136 Section 7.9. Return of Underlying Instruments ....................................................... 136 Section 7.10. Access to Certain Documentation and Information Regarding the Collateral; Audits ................................................................................. 137 ARTICLE VIII. SECURITY INTEREST ................................................................................. 138 Section 8.1. Grant of Security Interest .................................................................... 138 Section 8.2. Release of Lien on Collateral .............................................................. 139 Section 8.3. Further Assurances .............................................................................. 139 Section 8.4. Remedies ............................................................................................. 139 Section 8.5. Waiver of Certain Laws ....................................................................... 140 Section 8.6. Power of Attorney ............................................................................... 140 ARTICLE IX. EVENTS OF DEFAULT ................................................................................... 141 Section 9.1. Events of Default ................................................................................. 141 Section 9.2. Remedies ............................................................................................. 143 TABLE OF CONTENTS (continued) Page iii 4147-5771-6068.5 ARTICLE X. INDEMNIFICATION ......................................................................................... 144 Section 10.1. Indemnities by the Borrower ............................................................... 144 Section 10.2. Indemnities by the Collateral Manager ............................................... 147 Section 10.3. Taxes .................................................................................................... 148 ARTICLE XI. THE ADMINISTRATIVE AGENT .................................................................. 149 Section 11.1. Appointment ........................................................................................ 149 Section 11.2. Exculpatory Provisions ........................................................................ 149 Section 11.3. Administrative Agent’s Reliance, Etc ................................................. 150 Section 11.4. Credit Decision with Respect to the Administrative Agent ................ 151 Section 11.5. Indemnification of the Administrative Agent ...................................... 151 Section 11.6. Successor Administrative Agent ......................................................... 152 Section 11.7. Delegation of Duties ............................................................................ 152 Section 11.8. Payments by the Administrative Agent ............................................... 152 Section 11.9. Collateral Matters ................................................................................ 153 Section 11.10. Erroneous Payments ............................................................................ 153 ARTICLE XII. MISCELLANEOUS ......................................................................................... 155 Section 12.1. Amendments and Waivers ................................................................... 155 Section 12.2. Notices, Etc .......................................................................................... 157 Section 12.3. Ratable Payments ................................................................................ 157 Section 12.4. No Waiver; Remedies .......................................................................... 158 Section 12.5. Binding Effect; Benefit of Agreement ................................................ 158 Section 12.6. Term of this Agreement ....................................................................... 158 Section 12.7. Governing Law; Waiver of Jury Trial ................................................. 158 Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers ...... 158 Section 12.9. Costs and Expenses ............................................................................. 159 Section 12.10. No Proceedings .................................................................................... 159 Section 12.11. Recourse Against Certain Parties ........................................................ 160 Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances .............................................................. 161 Section 12.13. Confidentiality ..................................................................................... 162 Section 12.14. Execution in Counterparts; Severability; Integration .......................... 164 Section 12.15. Waiver of Setoff .................................................................................. 164 Section 12.16. Status of Lenders; Assignments by the Lenders .................................. 164 Section 12.17. Heading and Exhibits .......................................................................... 166 Section 12.18. Intent of the Parties .............................................................................. 166 Section 12.19. Recognition of the U.S. Special Resolution Regimes ......................... 166

iv 4147-5771-6068.5 EXHIBITS EXHIBIT A-1 Form of Funding Notice EXHIBIT A-2 Form of Repayment Notice EXHIBIT A-3 Form of Reinvestment Notice EXHIBIT A-4 Form of Borrowing Base Certificate EXHIBIT A-5 Form of Approval Notice EXHIBIT B [Reserved] EXHIBIT C Form of Officer’s Certificate as to Solvency EXHIBIT D Form of Officer’s Closing Certificate EXHIBIT E Form of Release of Underlying Instruments EXHIBIT F Form of Certificate of Assignment EXHIBIT G [Reserved] EXHIBIT H [Reserved] EXHIBIT I Form of Joinder Supplement EXHIBIT J [Reserved] EXHIBIT K [Reserved] EXHIBIT L-1 Form of Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT L-2 Form of Tax Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT L-3 Form of Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT L-4 Form of Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT M Form of Loan Checklist SCHEDULES SCHEDULE I Legal Names SCHEDULE II Approved Broker Dealers and Approved Valuation Firms SCHEDULE III Loan List SCHEDULE IV Credit and Collection Policy SCHEDULE V Agreed-Upon Procedures SCHEDULE VI Closing Date Participation Interests ANNEXES ANNEX A Addresses for Notices ANNEX B Commitments 4147-5771-6068.5 LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of January 15, 2026, by and among: NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C., a Delaware limited liability company, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”); NEW MOUNTAIN GUARDIAN IV INCOME FUND SPV, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”); NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C., a Delaware limited liability company, as the equityholder (the “Equityholder”) and as the seller (the “Seller”); EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and assigns in such capacity, each a “Lender”, collectively, the “Lenders”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as the administrative agent hereunder (together with its successors and assigns in such capacity, the “Administrative Agent”); and WESTERN ALLIANCE TRUST COMPANY, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). R E C I T A L S WHEREAS, the Borrower has requested that the Lenders provide Commitments and make Advances (each as defined below) from time to time prior to the Revolving Period End Date (as defined below) for the general business purposes of the Borrower; WHEREAS, the Borrower has requested that the Collateral Manager act as the collateral manager of the Borrower and manage the Collateral (as defined below); WHEREAS, the Borrower and the Lenders have requested the Collateral Custodian to act as Collateral Custodian hereunder, with all covenants and agreements made by the Borrower herein being for the benefit and security of the Secured Parties; and the Collateral Custodian is willing to accept the trusts created hereby; and 2 4147-5771-6068.5 WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I. DEFINITIONS Section 1.1. Certain Defined Terms. Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings: “1940 Act”: The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “Account”: Any of the Canadian Dollar Account, the Collateral Account, the Euro Account, the Australian Dollar Account, the GBP Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any sub-accounts thereof reasonably deemed appropriate or necessary by the Securities Intermediary or the Administrative Agent for convenience in administering such accounts. “Accreted Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues. “Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date, and (b) any subsequent Payment Date, the period from but excluding the Determination Date preceding the previous Payment Date to and including the Determination Date preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Administrative Agent”: Wells Fargo, in its capacity as administrative agent, together with its successors and assigns, including any successor appointed pursuant to Section 11.6. “Administrative Expenses”: All amounts (including indemnification payments) due or accrued and payable by the Borrower to any Person pursuant to any Transaction Document or otherwise required to be reimbursed by the Borrower, including, but not limited to, the Collateral Manager, the Independent Manager, any third party service provider to the Borrower, any Lender, the Administrative Agent or the Collateral Custodian, any Approved Broker Dealer or Approved Valuation Firm, accountants, agents and counsel of any of the foregoing for 3 4147-5771-6068.5 reasonable fees and expenses or any other Person in respect of any other reasonable fees, expenses, or other payments (including indemnification payments). “Advance”: Each funding by the Lenders (including the Swingline Lender) hereunder (including each Loan Advance, each Swingline Advance and each advance made for the purpose of refunding the Swingline Lender for any Swingline Advances pursuant to Section 2.17(a)). “Advance Rate”: With respect to (a) any Broadly Syndicated Loan, 70%, (b) any First Lien Middle Market Loan, 67.5%, (c) any Recurring Revenue Loan, 55%, (d) any First Lien Last Out Loan, 45% and (e) any Second Lien Loan, 25%. “Advances Outstanding”: On any date of determination, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day; provided that, in each case, other than as explicitly set forth herein, if such Advances and repayments are denominated in an Alternative Currency, Advances Outstanding shall be measured in respect of the equivalent in Dollars of such amounts, determined by the Administrative Agent using the Spot Rate. “Affected Party”: The Administrative Agent, each Lender, all assignees and participants of each Lender and any sub-agent of the Administrative Agent. “Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that, for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (A) zero and (B) the least of: (a) an amount equal to (i) the product of (x) the Aggregate OLB on such date minus the Excess Concentration Amount on such date and (y) the Weighted Average Advance Rate, on such date, plus (ii) the amount on deposit in the Principal Collection Account on such date minus (iii) the greater of (x) zero and (y)(A) the Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date; (b) an amount equal to (i) the Aggregate OLB on such date, minus (ii) the Required Minimum Equity Amount on such date, plus (iii) the amount on deposit in the Principal Collection Account on such date, minus (iv) the greater of (x) zero and (y) (A) the Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date minus (v) the Excess Concentration Amount; and

4 4147-5771-6068.5 (c) an amount equal to (i) the Facility Amount as of such date, minus (ii) the greater of (x) zero and (y) (A) the Aggregate Unfunded Exposure Amount on such date, minus (B) the amount on deposit in the Unfunded Exposure Account on such date. “Aggregate OLB”: On any date of determination, the sum of the OLBs of all Eligible Loans on such date. “Aggregate Unfunded Exposure Amount”: On any date of determination, the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral. “Agreement”: The meaning specified in the Preamble. “Alternative Currency”: Each Available Currency other than Dollars. “Alternative Currency Equivalent”: Subject to Section 2.5, for any amount, at the time of determination thereof, with respect to any amount expressed in Dollars, the equivalent of such amount thereof in the applicable Alternative Currency as determined by the Administrative Agent in its sole discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Anti-Corruption Laws”: (a) The U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti- corruption laws, regulations or ordinances in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business. “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Exchange Rate”: With respect to any Alternative Currency on any date of determination (x) for an actual currency exchange, the applicable currency-Dollar spot rate obtained by the Collateral Custodian through its FX desk at the time of such exchange, obtained upon the written direction of the Collateral Manager or (y) for all other purposes, the applicable currency-Dollar spot rate obtained by the Collateral Manager through customary banking channels on such date. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including proposed, temporary and final tax regulations), statutes, treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. 5 4147-5771-6068.5 “Applicable Reference Rate”: (a) With respect to any Advances denominated in Dollars, Daily Simple SOFR, (b) with respect to any Advances denominated in Canadian Dollars, Term CORRA for the applicable Interest Period, (c) with respect to any Advances denominated in GBP, Daily Simple SONIA or (d) with respect to any Advances denominated in Euros or Australian Dollars, the applicable Eurocurrency Rate for the applicable Interest Period. “Applicable Spread”: 1.85% per annum; provided that, upon the occurrence and during the existence of an Event of Default (including the occurrence of the Termination Date) the Applicable Spread will increase by 2.00% per annum. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. “Approved Broker Dealer”: (a) Each broker dealer listed on part I of Schedule II hereto and (b) any other financial institution designated as an “Approved Broker Dealer” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Approved Jurisdictions”: Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Luxembourg, The Netherlands, Norway, Sweden, Switzerland, the United Kingdom, Australia and any other country added with the prior written consent of the Administrative Agent in its sole discretion. “Approved Valuation Firm”: (a) Each valuation firm listed on part II of Schedule II hereto and (b) any other nationally recognized accounting firm or valuation firm approved by the Administrative Agent in its sole discretion. “Asset Rejection Percentage”: The ratio of (a)(i) the number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral which are rejected by the Administrative Agent pursuant to clause (B) of the definition of “Eligible Loan” plus (ii) the number of Eligible Loans which are given an Assigned Value of less than 50% of their respective Purchase Price by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” to (b) the total number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral; provided that, until fifteen (15) Partially Eligible Loans have been submitted to the Administrative Agent by the Borrower, the Asset Rejection Percentage shall be zero. “Assigned Value”: (a) With respect to any Loan as of any date of determination and subject to the following clauses (b) through (f), the lowest of (i) 100%, (ii) the Purchase Price with respect to such Loan and (iii) the value (expressed as a percentage of par) of such Loan as determined by the Administrative Agent in its sole discretion as of the date upon which such Loan is acquired by the Borrower. For the avoidance of doubt, other than pursuant to clause (d) of the definition hereof, the “Assigned Value” of any Loan may not subsequently be adjusted absent a Value Adjustment Event with respect to such Loan or pursuant to the last paragraph of this definition of “Assigned Value”. 6 4147-5771-6068.5 (b) If a Value Adjustment Event with respect to such Loan occurs, the “Assigned Value” may be amended at any time thereafter by the Administrative Agent, in its sole discretion (but subject to the following clauses). (c) If a Value Adjustment Event of the type described in clause (a) occurs with respect to any Loan other than a Recurring Revenue Loan and the Administrative Agent, in its sole discretion, chooses to reduce the applicable Assigned Value, then such Assigned Value shall not be lower than the lesser of (i) the Initial Assigned Value and (ii)(x) in the case of a Broadly Syndicated Loan, its Market Value or (y) otherwise, the value that would result in the Facility Attachment Ratio for such Loan being equal to or lower than the “Minimum Facility Attachment Ratio” specified therefor in accordance with the grids below: First Lien Loans Net Senior Leverage Ratio Minimum Facility Attachment Ratio Less than 4.25x 2.90x Greater than or equal to 4.25 and less than 5.00x 2.80x Greater than or equal to 5.00 and less than 6.00x 2.70x Greater than or equal to 6.00 and less than 7.00x 2.60x Greater than or equal to 7.00 and less than 8.00x 2.40x Greater than or equal to 8.00x 0.00x First Lien Last Out Loans Net Senior Leverage Ratio Minimum Facility Attachment Ratio Less than 5.00x Facility Attachment Ratio as of the date of acquisition of such Loan Greater than or equal to 5.00 and less than 6.00x Facility Attachment Ratio as of the date of acquisition of such Loan less 0.25x Greater than or equal to 6.00 and less than 7.00x Facility Attachment Ratio as of the date of acquisition of such Loan less 0.50x Greater than or equal to 7.00x 0.00x Second Lien Loans Total Leverage Ratio Minimum Facility Attachment Ratio Less than 5.00x Facility Attachment Ratio as of the date of acquisition of such Loan Greater than or equal to 5.00 and less than 6.00x Facility Attachment Ratio as of the date of acquisition of such Loan less 0.25x Greater than or equal to 6.00 and less than 7.00x Facility Attachment Ratio as of the date of acquisition of such Loan less 0.50x Greater than or equal to 7.00x 0.00x 7 4147-5771-6068.5 Designated Loans Total Leverage Ratio Minimum Facility Attachment Ratio Less than 6.00x Lesser of (x) the Facility Attachment Ratio as of the date of acquisition of such Loan and (y) 2.00x Greater than or equal to 6.00x 0.00x (d) At any time, the Borrower may request a revaluation of any Eligible Loan with an Assigned Value less than 100% and the Administrative Agent may adjust the applicable Assigned Value to the least of (i) the value determined by the Administrative Agent in its sole discretion (but not to be less than the existing Assigned Value), and (ii) 100%; provided that, any such increase in the applicable Assigned Value may be conditioned on a reset of the Original Cash Interest Coverage Ratio, the Original Net Senior Leverage Ratio, the Recurring Revenue Loan Gross Leverage Ratio or Original Total Leverage Ratio, as applicable, for such Eligible Loan. After the occurrence and during the continuation of an ongoing Value Adjustment Event, the Borrower may request, or the Administrative Agent may apply absent a Borrower request, an increase to the Assigned Value, up to the Initial Assigned Value; (e) The Assigned Value shall be zero for any Loan that is not an Eligible Loan; (f) The Assigned Value shall be zero for any Loan subject to mandatory repurchase by the Seller under the Sale Agreement; and (g) Following any reduction to the Assigned Value of a Loan pursuant to clause (a), (b), (c), (d), (e), (g) or (i) of the definition of “Value Adjustment Event” (the “Assigned Value Challengeable Events”), if the Borrower disagrees with the Administrative Agent’s determination of the Assigned Value of such Loan, the Borrower may (at its expense) retain an Approved Valuation Firm during the applicable Assigned Value Challenge Cap Notice Period to value such Loan, and if the value determined by such Approved Valuation Firm is greater than the Administrative Agent’s determination of the Assigned Value, such Approved Valuation Firm’s valuation shall become the Assigned Value of such Loan; provided that (i) the Assigned Value of such Loan shall be the value assigned by the Administrative Agent until such Approved Valuation Firm has determined its value; (ii) the Borrower shall promptly notify the Administrative Agent that it has retained an Approved Valuation Firm to value such Loan, and such Approved Valuation Firm shall provide its value determination within fifteen (15) Business Days after the end of the applicable Assigned Value Challenge Cap Notice Period; (iii) in no event may the Assigned Value of any Loan determined by an Approved Valuation Firm exceed the applicable Assigned Value Challenge Cap; and (iv) the Borrower may only challenge such determination of its Assigned Value if, after giving effect to such challenge, the aggregate principal balance of Eligible Loans subject to such a challenge does not exceed 25.0% of the aggregate principal balance of Eligible Loans subject to Assigned Value Challengeable Events in the calendar quarter in which such challenge occurs (it being understood and agreed that all such calculations shall be based on the higher of the principal balance of the applicable Eligible Loans as of the first day of such quarter and the applicable calculation date).

8 4147-5771-6068.5 Any Assigned Value determined hereunder with respect to any Loan on any date after the date such Loan is transferred to the Borrower shall be communicated by the Administrative Agent to the Borrower, the Collateral Manager, the Collateral Custodian and the Lenders. “Assigned Value Challenge Cap”: With respect to any Loan subject to a Value Adjustment Event, the Assigned Value that existed immediately prior to the start of the related Assigned Value Challenge Cap Notice Period. “Assigned Value Challenge Cap Notice Period”: With respect to any Loan, the period commencing on the date that the Administrative Agent gives notice to the Borrower and the Collateral Manager of a reduction in the Assigned Value of such Loan pursuant to clause (a), (b), (c), (d), (e), (g) or (i) of the definition of “Value Adjustment Event” and ending on the date that is thirty (30) days following notice of such reduction. “Assigned Value Challengeable Events”: The meaning specified in the definition of “Assigned Value”. “Australian Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Australian Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Australian Dollars that are Principal Collections on deposit in the Australian Dollar Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Australian Dollars minus (ii) the amount of Australian Dollars that are Unfunded Exposure Collections on deposit in the Australian Dollar Account. “Australian Dollar Account”: Collectively, each Securities Account and any sub- accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Australian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Australian Dollars”: The lawful currency for the time being of Australia. “Available Currency”: Dollars, Canadian Dollars, Euros, Australian Dollars and GBP. “Available Tenor”: As of any date of determination and with respect to any then-current Benchmark for any Available Currency, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.16(d). “Availability”: As of any day, an amount equal to the excess, if any, of (i) the Aggregate Borrowing Base minus (ii) the Advances Outstanding on such day; provided that at all times on and after the earliest to occur of the Revolving Period End Date, the Revolving Period Termination Date and the Termination Date, the Availability shall be zero. 9 4147-5771-6068.5 “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections) as of the last day of the related Collection Period. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate”: For any day, the rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) zero, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) the Prime Rate in effect on such day. “BBSY”: The meaning specified in the definition of “Eurocurrency Rate”. “Benchmark”: Initially, with respect to an Available Currency, the Applicable Reference Rate; provided that if a Benchmark Transition Event with respect to such Applicable Reference Rate has occurred, then “Benchmark” means, with respect to the Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, such Available Currency, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.16. “Benchmark Replacement”: With respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Available Currency at such time and (b) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment”: With respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Available Currency at such time. “Benchmark Replacement Date”: The earlier to occur of the following events with respect to the then-current Benchmark for any Available Currency: 10 4147-5771-6068.5 (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: With respect to the then-current Benchmark for any Available Currency, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for the Available Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, 11 4147-5771-6068.5 there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then- current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date”: Following the occurrence of a Benchmark Transition Event with respect to any then-current Benchmark for any Available Currency, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period”: With respect to any then-current Benchmark for any Available Currency, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.16 and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.16. “Beneficial Ownership Certification”: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Borrower”: The meaning specified in the Preamble. “Borrower LLC Agreement”: The Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of the Closing Date, as the same may be amended, restated, modified or supplemented from time to time.

12 4147-5771-6068.5 “Borrower’s Notice”: Any (a) Funding Notice or (b) Reinvestment Notice. “Borrowing Base Certificate”: A certificate, in the form of Exhibit A-4, setting forth, among other things, the calculation of the Borrowing Base as of each Measurement Date. “Borrowing Base Deficiency”: A condition occurring on any Measurement Date on which the Advances Outstanding exceed the Aggregate Borrowing Base. “Borrowing Base Deficiency (Currency)”: With respect to the Borrowing Base denominated in any Available Currency, a condition occurring on any Measurement Date on which, (a) as to the Canadian Dollar Borrowing Base, the Advances Outstanding in Canadian Dollars exceed the Canadian Dollar Borrowing Base, (b) as to the Dollar Borrowing Base, the Advances Outstanding in Dollars exceed the Dollar Borrowing Base, (c) as to the Euro Borrowing Base, the Advances Outstanding in Euros exceed the Euro Borrowing Base, (d) as to the GBP Borrowing Base, the Advances Outstanding in GBP exceed the GBP Borrowing Base or (e) as to the Australian Dollar Borrowing Base, the Advances Outstanding in Australian Dollars exceed the Australian Dollar Borrowing Base. “Borrowing Bases”: Collectively, the Aggregate Borrowing Base, the Australian Dollar Borrowing Base, the Canadian Dollar Borrowing Base, the Dollar Borrowing Base, the Euro Borrowing Base and the GBP Borrowing Base. “Breakage Costs”: With respect to any Lender, any amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as determined by the applicable Lender in such Lender’s reasonable discretion, but excluding the Applicable Spread) as a result of a payment by the Borrower of Advances Outstanding or Interest other than on a Payment Date. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error. For the avoidance of doubt, no Breakage Costs shall be due in connection with a prepayment by the Borrower of any Daily Simple RFR Advance. “Broadly Syndicated Loan”: Any First Lien Loan (i) issued pursuant to an Underlying Instrument governing the issuance of Indebtedness of the related Obligor having an aggregate principal amount (whether drawn or undrawn) of $350,000,000 or greater (or equivalent in an Available Currency), (ii) with a related Obligor with EBITDA of at least $75,000,000 (or equivalent in an Available Currency) for the twelve months immediately prior to the acquisition of such Loan by the Borrower and (iii) is publicly rated by both of S&P and Moody’s (or the related Obligor is rated by both of S&P and Moody’s) and no such rating is lower than “B3” in the case of Moody’s and “B-” in the case of S&P. “Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York; Charlotte, North Carolina; or the United States location of the Collateral Custodian’s Corporate Trust Office; provided that, if any determination of a Business Day shall relate to an Advance bearing interest at (w), Daily Simple SOFR, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day, (x) Term CORRA, the term “Business Day” shall also exclude any day 13 4147-5771-6068.5 that is not a CORRA Business Day, (y) Daily Simple SONIA, the term “Business Day” shall also exclude any day that is not a SONIA Business Day and (z) any Eurocurrency Rate, the term “Business Day” shall also exclude any day that is not a Eurocurrency Business Day. For avoidance of doubt, if the offices of the Collateral Custodian are authorized by applicable law, regulation or executive order to close on any day but such offices remain open on such day, such day shall not be a “Business Day.” “Canadian Dollar Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Canadian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Canadian Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Canadian Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Canadian Dollars that are Principal Collections on deposit in the Canadian Dollar Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Canadian Dollars minus (ii) the amount of Canadian Dollars that are Unfunded Exposure Collections on deposit in the Canadian Dollar Account. “Canadian Dollars”: The lawful currency for the time being of Canada. “Cash”: Cash or legal currency of the United States as at the time shall be legal tender for payment of all public and private debts. “Cash Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Cash Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith. “Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period. “Certificated Security”: The meaning specified in Section 8-102(a)(4) of the UCC. “Change of Control”: Any of the following: (a) the creation, imposition or, to the knowledge of the Borrower or the Collateral Manager, threatened imposition of any Lien on any limited liability company membership interest in the Borrower; (b) the Borrower LLC Agreement shall fail to be in full force and effect; 14 4147-5771-6068.5 (c) the failure of the Equityholder to directly own in the aggregate 100% of the limited liability company membership interests in the Borrower; or (d) the dissolution, termination, liquidation, transfer or other disposition of all or substantially all of the assets of the Collateral Manager or the Equityholder. “Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. “Closing Date”: January 15, 2026. “Closing Date Participation Interest”: A Participation Interest granted by the Equityholder to the Borrower in and to each Loan identified on Schedule IV hereto and on which a Lien is granted therein by a Borrower to the Administrative Agent pursuant to this Agreement. “Code”: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated or issued thereunder. “Collateral”: All of the Borrower’s right, title and interest in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising) all accounts (as defined in the UCC), General Intangibles, Instruments and Investment Property and any and all other property of any type or nature owned by it, including but not limited to: (a) all Loans, Permitted Investments and Equity Securities, all payments thereon or with respect thereto and all contracts to purchase, commitment letters, confirmations and due bills relating to any Loans, Permitted Investments or Equity Securities; (b) the Accounts and all Cash and Financial Assets credited thereto and all income from the investment of funds therein; (c) all Transaction Documents to which the Borrower is a party; (d) all funds; and (e) all accounts, accessions, profits, income benefits, proceeds, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Borrower described in the preceding clauses. “Collateral Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Collateral Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Collateral Custodian”: Western Alliance Trust Company, N.A., not in its individual capacity, but solely as Collateral Custodian, its successor in interest pursuant to Section 7.3 or such Person as shall have been appointed Collateral Custodian pursuant to Section 7.5. 15 4147-5771-6068.5 “Collateral Custodian Fee”: The fees, expenses and indemnities set forth as such in the Collateral Custodian Fee Letter and as provided for in this Agreement or any other Transaction Document. “Collateral Custodian Fee Letter”: The fee schedule provided by the Collateral Custodian and acknowledged by the Collateral Manager. “Collateral Custodian Termination Notice”: The meaning specified in Section 7.5. “Collateral Manager”: The meaning specified in the Preamble. “Collateral Manager Default”: The occurrence of any one or more of the following: (a) the Collateral Manager in bad faith willfully violates, or takes any action that it knows breaches, any material provision of any Transaction Document applicable to it (other than a willful and intentional breach that results from a good faith dispute regarding reasonable alternative courses of action or interpretation of instructions); (b) the Collateral Manager fails to observe or perform any covenant or agreement applicable to it in any Transaction Document which has a material adverse effect on the Lenders (it being understood and agreed that the Collateral Manager shall have no responsibility for the creditworthiness or continuing eligibility of any Eligible Loan) and such failure continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (A) a Responsible Officer of the Collateral Manager’s actual knowledge of such failure or (B) its receipt of written notice of such failure; (c) any representation, warranty or certification made by the Collateral Manager in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a material adverse effect on any Lender, the Collateral Custodian or the Administrative Agent and which continues to be unremedied for a period of thirty (30) days after the earlier to occur of (A) a Responsible Officer of the Collateral Manager’s actual knowledge of such failure or (B) its receipt of written notice of such failure; (d) the occurrence of an Event of Default that results primarily from any material breach by the Collateral Manager of its duties under the Transaction Documents and which continues to be unremedied for a period of ten (10) Business Days; (e) the Collateral Manager, New Mountain Finance Advisers, L.L.C. and Affiliates collectively fail to maintain at least $3,500,000,000 of assets under its management; (f) New Mountain Guardian IV Income Fund, L.L.C. (or a Qualified Affiliate thereof) ceases to be the Collateral Manager unless it is removed pursuant to Section 6.11; (g) an Insolvency Event shall occur with respect to the Collateral Manager; (h) (A) the occurrence of an act by the Collateral Manager that constitutes fraud or criminal activity in the performance of its obligations under the Transaction Documents

16 4147-5771-6068.5 (as determined pursuant to a final adjudication by a court of competent jurisdiction), (B) the Collateral Manager being indicted for a felony offense materially related to its business of providing asset management services or (C) any Responsible Officer of the Collateral Manager primarily responsible for the performance by the Collateral Manager of its obligations under the Transaction Documents (in the performance of his or her investment management duties) is indicted for a felony offense materially related to the business of the Collateral Manager providing asset management services and continues to have responsibility for the performance by the Collateral Manager under the Transaction Documents for a period of 30 days after such indictment; (i) any failure by the Collateral Manager to make any payment, transfer or deposit into the Collection Account as required by this Agreement which continues unremedied for a period of two (2) Business Days; (j) the failure of the Collateral Manager to make any payment when due (after giving effect to any related grace period) with respect to any recourse debt which debt is in excess of $15,000,000, individually or in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such recourse debt; (k) [reserved]; (l) any Change of Control described in clause (d) of the definition thereof occurs; (m) any failure by the Collateral Manager to deliver any Required Reports hereunder on or before the date occurring two (2) Business Days after the date such report is required to be made or given, as the case may be, under the terms of this Agreement; (n) the rendering against the Collateral Manager of one or more final judgments, decrees or orders for the payment of money in excess of $15,000,000, individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than sixty (60) consecutive days without a stay of execution; or (o) the Equityholder shall fail to maintain at least $2,000,000 of unencumbered liquidity (calculated as the sum (without duplication) of (i) cash or cash equivalents, (ii) assets which satisfy the criteria set forth in the definition of Eligible Loans (other than clauses (A) and (B) and except that they are owned by the Equityholder or a wholly-owned Subsidiary thereof (excluding New Mountain Guardian IV SPV, L.L.C. or any other special purpose vehicles with a leverage financing in place) instead of the Borrower), (iii) committed, undrawn equity capital, (iv) uncalled capital commitments that are in excess of any indebtedness incurred under a subscription facility, in each case which are not subject to any Liens (other than all asset liens or liens in favor of a subscription facility lender) or which otherwise would be considered available for general corporate purposes in the reasonable determination of the Collateral Manager and (v) the Availability). “Collateral Manager Termination Notice”: The meaning specified in Section 6.11 17 4147-5771-6068.5 “Collection Account”: Collectively, the Interest Collection Account and the Principal Collection Account. “Collection Period”: With respect to the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date; and thereafter, the period from but excluding the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Collections”: All cash collections and other cash proceeds of any Collateral, including, without limitation or duplication, any Interest Collections, Principal Collections, collections on Permitted Investments or other amounts received in respect thereof (but excluding any Excluded Amounts). “Conforming Changes”: With respect to the use or administration of any Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “CORRA Business Day,” the definition of “SONIA Business Day,” the definition of “Eurocurrency Business Day,” the definition of “Accrual Period”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Control”: The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Commitment”: With respect to each Revolving Lender, the commitment of such Lender to make Advances in accordance herewith in an amount up to (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the dollar amount set forth opposite such Revolving Lender’s name on Annex B hereto or the amount set forth as such Revolving Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Revolving Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) on or after the earlier to occur of the Revolving Period End Date or the Termination Date, zero. 18 4147-5771-6068.5 “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (i) the amount of such reduction multiplied by (ii) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: On any date (a) on or prior to the second anniversary of the Closing Date, the Asset Rejection Percentage is less than or equal to 50%, and (i) if such date is on or prior to the first anniversary of the Closing Date, 2.00% or (ii) if such date is after the first anniversary of the Closing Date, a percentage equal to the product of (x) the number of days remaining until the two-year anniversary of the Closing Date divided by 365 and (y) 1.00% and (b) where either the Asset Rejection Percentage is greater than 50% or such date is after the second anniversary of the Closing Date, zero percent. “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject. “Corporate Trust Office”: The designated corporate trust office of the Collateral Custodian specified on Annex A or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent. “CORRA”: A rate equal to the Canadian Overnight Repo Rate Average as administered by the CORRA Administrator. “CORRA Administrator”: The Bank of Canada, or a comparable or successor administrator approved by the Administrative Agent. “CORRA Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in Toronto. “Covenant Compliance Period”: The period beginning on the Closing Date and ending on the date on which all Commitments have been terminated and the Obligations have been paid in full (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted). “Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Credit and Collection Policy”: The written credit policies and procedures manual of the Collateral Manager set forth on Schedule IV, as such credit and collection policy may be as amended or supplemented from time to time in accordance with Section 5.1(h). 19 4147-5771-6068.5 “Daily Simple RFR Advance”: Any Advance that bears interest at a rate based on Daily Simple SOFR or Daily Simple SONIA. “Daily Simple SOFR”: For any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days; provided further that in no event shall Daily Simple SOFR determined pursuant to this sentence be less than the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SONIA”: For any day (a “SONIA Rate Day”), a rate per annum equal to the greater of (a) SONIA for the day (such day, a “SONIA Determination Day”) that is five (5) SONIA Business Days prior to (i) if such SONIA Rate Day is a SONIA Business Day, such SONIA Rate Day or (ii) if such SONIA Rate Day is not a SONIA Business Day, the SONIA Business Day immediately preceding such SONIA Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website, and (b) the Floor. If by 5:00 p.m. (London time) on the second (2nd) SONIA Business Day immediately following any SONIA Determination Day, SONIA in respect of such SONIA Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SONIA has not occurred, then SONIA for such SONIA Determination Day will be SONIA as published in respect of the first preceding SONIA Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided that any SONIA determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SONIA for no more than three (3) consecutive SONIA Rate Days; provided further that in no event shall Daily Simple SONIA determined pursuant to this sentence be less than the Floor. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrower. “Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default. “Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

20 4147-5771-6068.5 “Defaulting Lender”: Any Lender that (i) has failed to fund any portion of the Advances or participations in Swingline Advances required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit or (iv) is not Solvent or has become the subject of an Insolvency Proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. “Delayed Draw Loan”: A Loan that requires one or more future advances to be made by the Borrower and which does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that, such Loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations remain in effect and only with respect to any portion which constitutes a future funding obligation. “Deposit Placement Program”: A network of FDIC-insured depository institutions and/or their affiliates who are FDIC-insured depository institutions (as defined in Section 3 of the Federal Deposit Insurance Act), that have entered into agreements with IntraFi Network LLC and/or its successors or assigns to collect and/or place deposits with the purpose of providing each participating institution’s depositors increased access to FDIC deposit insurance. “Designated Loan”: Any Loan that the Administrative Agent, in its sole discretion, has designated as a “Designated Loan” on the related Approval Notice solely for the purposes of determining the Assigned Value of such Loan in reference to the “Minimum Facility Attachment Ratio” specified therefor and set forth in the definition of “Assigned Value.” “Determination Date”: The last day of each calendar month; provided that, with respect to the Termination Date, the Determination Date shall be the Termination Date. “DIP Loan”: Any Loan (i) with respect to which the related Obligor is a debtor-in- possession as defined under the Bankruptcy Code, (ii) which has the priority allowed pursuant to Section 364 of the Bankruptcy Code and (iii) the terms of which have been approved by a court of competent jurisdiction (the enforceability of which is not subject to any pending contested matter or proceeding). “Discretionary Sale”: The meaning specified in Section 2.14. “Discretionary Sale Date”: With respect to any Discretionary Sale, the Business Day on which such Discretionary Sale occurs. “Disruption Event”: The occurrence of any of the following with respect to an Available Currency: (a) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of a determination by such Lender that it would be 21 4147-5771-6068.5 contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain such Available Currency in the applicable interbank market to fund any Advance, (b) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of the inability, for any reason, of such Lender to determine the Benchmark then-applicable to such Available Currency, (c) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of a determination by such Lender that the rate at which deposits of such Available Currency are being offered to such Lender in the applicable interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Advance, or (d) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of the inability of such Lender, as applicable, to obtain such Available Currency to make, fund or maintain any Advance. “Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Dollars on deposit in the Principal Collection Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Dollars minus (ii) the amount of Dollars on deposit in the Unfunded Exposure Account. “Dollar Equivalent”: Subject to Section 2.5, for any amount, at the time of determination thereof: (a) with respect to any amount denominated in Dollars, such amount; and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time in its sole discretion by reference to the most recent Spot Rate for such Alternative Currency (as determined as of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Dollars”: Means, and the conventional “$” signifies, the lawful currency of the United States. “EBITDA”: With respect to the Relevant Test Period with respect to the related Loan, the meaning of “EBITDA”, “Adjusted EBITDA” or any comparable definition in the related Underlying Instruments, and in any case that “EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, an amount, for the principal Obligor on such Loan and any parent or subsidiary that is obligated pursuant to the Underlying Instruments for such Loan (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b) income taxes, (c) unallocated depreciation and amortization for such Relevant Test Period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the Obligors, and (g) and any other item the Borrower and the Administrative Agent mutually deem to be appropriate; provided that, with respect to any Obligor for which four full fiscal quarters of 22 4147-5771-6068.5 economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available. “Elevation”: An elevation of a Closing Date Participation Interest in accordance with the terms of the related participation agreement. “Elevation Date”: The date on which an Elevation occurs with respect to a Closing Date Participation Interest. “Eligible Loan”: Each Loan (A) for which the Administrative Agent and the Collateral Custodian have received (or, in accordance with clause (b) of the definition of “Required Loan Documents”, the Collateral Custodian will receive) the related Required Loan Documents; (B) that has been approved by the Administrative Agent in its sole discretion on or prior to the date of the related Transaction; and (C) that satisfies each of the following eligibility requirements (unless the Administrative Agent in its sole discretion agrees to waive any such eligibility requirement with respect to such Loan): (a) such Loan is a First Lien Loan, a Recurring Revenue Loan, a First Lien Last Out Loan or a Second Lien Loan; (b) such Loan is denominated and payable in an Available Currency and does not permit the currency in which such Loan is payable to be changed (unless such permitted currency is another Available Currency); provided that the sum of the OLBs of all Loans denominated in a currency other than Dollars may comprise up to the greater of (A) $5,000,000 and (B) 15.0% of the Aggregate OLB; (c) the acquisition of such Loan will not cause the Borrower or the pool of Collateral to be required to register as an investment company under the 1940 Act; (d) such Loan does not constitute a DIP Loan; (e) the primary Underlying Asset for such Loan is not real property; (f) as of the date such Loan is first included as part of the Collateral hereunder, such Loan is not delinquent in payment after taking into account any applicable grace or cure period; (g) such Loan and any Underlying Assets comply in all material respects with all Applicable Laws; (h) such Loan is eligible under its Underlying Instruments (giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be sold to the Borrower and to have a security interest therein granted to the Administrative Agent, as agent for the Secured Parties; (i) such Loan, together with the Underlying Instruments related thereto, (i) is, to the knowledge of the Borrower following the Borrower’s completion of customary due diligence, in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, subject to 23 4147-5771-6068.5 customary bankruptcy, insolvency and equity limitations, (ii) is not subject to any litigation, dispute or offset as of the Purchase Date, and (iii) contains provisions substantially to the effect that the Obligor’s payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Borrower or any assignee thereof except as required by law; (j) such Loan (i) was originated and underwritten, or purchased and re- underwritten, by the Borrower or any of its Affiliates in accordance with the Credit and Collection Policy and (ii) is fully documented; (k) (i) the Borrower has good and marketable title to, and is the sole owner of, such Loan, and (ii) the Borrower has granted to the Administrative Agent a valid and perfected first-priority (subject to Permitted Liens) security interest in the Loan and Underlying Instruments, for the benefit of the Secured Parties; (l) such Loan, and any payment made with respect to such Loan, is not subject to any withholding tax unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis (subject only to customary carve-outs); (m) (x) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition, transfer or performance by the Borrower of such Loan and (y) all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the borrowing or performance by the related Obligor of such Loan (unless the failure to do so could not be reasonably expected to have a material adverse effect), in each case have been duly obtained, effected or given and are in full force and effect; (n) such Loan and the Underlying Instruments related thereto, are eligible to be sold, assigned or transferred to the Borrower, and neither the sale, transfer or assignment of such Loan to the Borrower, nor the granting of a security interest hereunder to the Administrative Agent, violates, conflicts with or contravenes in any material respect any Applicable Law or any contractual or other restriction, limitation or encumbrance binding on the Borrower; (o) such Loan requires the related Obligor to pay customary maintenance, repair, insurance and taxes, together with all other ancillary costs and expenses, with respect to the related, underlying collateral of such Loan; (p) such Loan has an original term to stated maturity as of the Purchase Date that does not exceed ten (10) years; (q) the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from obtaining all necessary information with regard to such Loan, so long as the Administrative Agent or such Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments;

24 4147-5771-6068.5 (r) such Loan requires (i) periodic payments of accrued and unpaid interest in cash (x) in a minimum amount of (A) if such Loan has a floating interest rate based on the applicable interest rate index (including any Partial PIK Loan), such applicable interest rate index plus 2.15% per annum, (B) if such Loan has a floating interest rate based on the Prime Rate, the Prime Rate or (C) if such Loan has a fixed interest rate, 6.0% per annum and (y) on a current basis no less frequently than quarterly and (ii) a fixed amount of principal payable in cash no later than its stated maturity; (s) if such Loan is a registration-required obligation within the meaning of Section 163(f)(2) of the Code, such Loan is Registered; (t) such Loan is not a participation interest unless it is a Closing Date Participation Interest with an Elevation Date no later than sixty (60) days after the Closing Date; for the avoidance of doubt, any Loan that ceases to be an “Eligible Loan” as a result of not being Elevated within the above time period shall upon Elevation no longer be excluded from constituting an Eligible Loan as a result of this clause (t); (u) such Loan shall not cause the sum of the OLBs of all Loans (i) with respect to which the related Obligor is domiciled in Australia or (ii) that are denominated in Australian Dollars to exceed 5.0% of the Aggregate OLB as of such date; (v) such Loan (A) is not an Equity Security and (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; (w) such Loan does not constitute Margin Stock; (x) unless such Loan is a Delayed Draw Loan or a Revolving Loan, such Loan does not require the Borrower to make advances in respect of such Loan at any time after the Borrower’s purchase of such Loan; provided that, if such Loan is a Delayed Draw Loan or a Revolving Loan, the acquisition of such Loan would not cause the sum of the aggregate OLBs and Unfunded Exposure Amount of all Loans that would qualify as a Revolving Loan plus the Aggregate Unfunded Exposure Amount of all Loans that would qualify as a Delayed Draw Loan to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) $5,000,000; (y) such Loan shall not cause the aggregate OLBs of all Loans with respect to which the related Obligor is not domiciled, organized or incorporated in the United States or any State or territory thereof or Canada to exceed the greater of (i) 15% of the Aggregate OLB as of such date and (ii) $5,000,000; (z) such Loan shall not cause the aggregate OLBs of all Loans that are fixed rate loans to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) $5,000,000; (aa) such Loan shall not cause the sum of the aggregate OLBs and Unfunded Exposure Amounts of Loans that are Recurring Revenue Loans to exceed the greater of (i) 20% of the Aggregate OLB as of such date and (ii) $5,000,000; 25 4147-5771-6068.5 (bb) the Obligor of which is an Eligible Obligor; and (cc) if such Loan is a Partial PIK Loan, the Weighted Average Spread Test has been satisfied as of the date of acquisition of such Partial PIK Loan. For purposes of determining compliance with clause (B) of the definition of “Eligible Loan,” each Loan included in the Loan List set forth on Schedule III hereto as of the Closing Date shall be deemed to be approved by the Administrative Agent. With respect to clauses (b), (x), (y), (z) and (aa), only the portion of such assets that exceed the thresholds will be deemed to be ineligible. “Eligible Obligor”: Any Obligor: (a) that is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization; (b) that is not a Governmental Authority; (c) that is not an Affiliate of the Borrower, the Equityholder or the Collateral Manager; (d) that is organized or incorporated in (i) the United States (or any State thereof) or (ii) an Approved Jurisdiction; and (e) that is not the subject of an Insolvency Event and, as of the Purchase Date, such Obligor has not, to the Borrower’s knowledge after completion of customary due diligence, experienced a material adverse change in its financial condition since the date the related Loan was underwritten by the Borrower or its Affiliate. “EMU Legislation”: The legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Equityholder”: The meaning specified in the Preamble. “Equityholder Loan”: Any Loan that is sold and/or contributed by the Equityholder to the Borrower pursuant to the Sale Agreement. “Equityholder Purchased Loan Balance”: As of any date of determination, an amount equal to the outstanding balance of all Equityholder Loans acquired by the Borrower prior to such date. “Equity Security”: (i) Any equity security or any other security that is not eligible for purchase by the Borrower as a Loan and (ii) any security purchased as part of a “unit” with a Loan and that itself is not eligible for purchase by the Borrower as a Loan. “ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated or issued thereunder. 26 4147-5771-6068.5 “ERISA Affiliate”: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower. “EURIBOR”: The meaning specified in the definition of “Eurocurrency Rate”. “Euro” and “€”: The lawful currency of each state so described in any EMU Legislation introduced in accordance with the EMU Legislation. “Euro Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Euros in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Euro Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Euros as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Euros that are Principal Collections on deposit in the Euro Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Euros minus (ii) the amount of Euros that are Unfunded Exposure Collections on deposit in the Euro Account. “Eurocurrency Business Day”: (a) With respect to Advances denominated in Euros, any TARGET Day and (b) with respect to any Advances denominated in Australian Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Melbourne. “Eurocurrency Rate”: For any Interest Period: (a) with respect to Advances denominated in Euros, the greater of (i) the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period of one month, at approximately 11:00 a.m. (Brussels time) on the applicable Eurocurrency Rate Determination Day and (ii) the Floor; and (b) with respect to Advances denominated in Australian Dollars, the greater of (i) the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”) as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time), for a period of one month, at approximately 10:30 a.m. (Melbourne time) on the applicable Eurocurrency Rate Determination Day and (ii) the Floor. “Eurocurrency Rate Determination Day”: With respect to any Interest Period relating to EURIBOR or BBSY, two (2) Eurocurrency Business Days prior to the commencement of such Interest Period such other day as is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent; provided that to the 27 4147-5771-6068.5 extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Event of Default”: The meaning specified in Section 9.1. “Excepted Persons”: The meaning specified in Section 12.13(a). “Excess Concentration Amount”: The greater of (a) zero and (b) the sum of (x) the aggregate OLB of all Non-First Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 20% and (ii) $10,000,000, (y) the aggregate OLB of all Second Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 15% and (ii) $7,500,000 and (z) the amount by which the sum of the OLBs of all Eligible Loans made to such Obligor (including any Affiliate thereof) exceeds (i) if such Obligor is one of the two (2) largest Obligors (by aggregate OLB for such Obligor), $5,000,000, (ii) if such Obligor is one of the next three (3) largest Obligors (by aggregate OLB for such Obligor) other than those set forth in clause (i) above, $4,250,000, or (iii) otherwise, $3,500,000. “Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, (i) which amount is attributable to the reimbursement of payment by the Borrower or any Affiliate (other than from amounts on deposit in the Collection Account) of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets or (ii) which amount was deposited into the Collection Account in error. “Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or a Commitment (other than pursuant to an assignment request by the Borrower under Section 2.18(b)) pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Exposure Amount Shortfall”: The meaning specified in Section 2.2(e). “Facility Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to (a) if such Eligible Loan is a First Lien Loan, the product of

28 4147-5771-6068.5 (i) the First Out Attachment Ratio, (ii) the applicable Advance Rate and (iii) the Assigned Value, (b) if such Eligible Loan is a First Lien Last Out Loan, the sum of (i) the First Out Attachment Ratio and (ii) the product of (A) the Last Out Attachment Ratio less the First Out Attachment Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, (c) if such Eligible Loan is a Second Lien Loan, the sum of (i) the Net Senior Leverage Ratio and (ii) the product of (A) the Total Leverage Ratio less the Net Senior Leverage Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, and (d) if such Eligible Loan is a Designated Loan, the applicable Facility Attachment Ratio calculation above for a First Lien Loan. “Facility Amount”: $50,000,000, as such amount may vary from time to time pursuant to Sections 2.1(c) and 2.3 hereof; provided that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding. “Facility Maturity Date”: The two-year anniversary of the Revolving Period End Date. “FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent for such day (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Lien Last Out Loan”: A Loan which (a) satisfies clause (a) of the definition of First Lien Loan except that such Loan is subordinated in application of proceeds pursuant to a specified priority of payments to other senior secured loans of the same Obligor until such other senior secured loans are paid in full and (b) has not been designated as a First Lien Loan pursuant to clause (b) of the definition of First Lien Loan. 29 4147-5771-6068.5 “First Lien Loan”: A Loan that either (a)(i) is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) that is secured by a pledge of collateral, which security interest is validly perfected and first priority (subject to Liens permitted under the related Underlying Instruments that are reasonable and customary for similar loans, and Liens accorded priority by law in favor of the United States or any state or agency thereof) under Applicable Law and (iii) the Collateral Manager determines in good faith that the value of the collateral securing the Loan on or about the time of origination equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral or (b) is a First Lien Last Out Loan and is designated by the Administrative Agent in its sole discretion as a “First Lien Loan” on the related Approval Notice. “First Lien Middle Market Loan”: A First Lien Loan that does not meet the criteria set forth in clauses (i)-(iii) of the definition of “Broadly Syndicated Loan”. “First Out Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to the “senior net leverage ratio” or any comparable term relating to any “first out” senior secured Indebtedness in the Underlying Instruments for such Loan; provided that if the “senior net leverage ratio” or such comparable term is not defined in the Underlying Instruments, then the First Out Attachment Ratio shall be the ratio of such “first out” senior secured Indebtedness (less Unrestricted Cash) to EBITDA, as calculated by the Collateral Manager in good faith using information from calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Underlying Instruments. For the avoidance of doubt, “first out” senior secured Indebtedness refers to all or any portion of such Loan that constitutes first lien senior secured Indebtedness that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the relevant Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings. “Fitch”: Fitch Ratings, Inc. or any successor thereto. “Floor”: A rate of interest equal to 0.0%. “Foreign Lender”: A Lender that is not a U.S. Person. “Fronting Exposure”: At any time there is a Defaulting Lender with respect to the Swingline Lender, such Defaulting Lender’s Pro Rata Share of Swingline Advances other than Swingline Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the Borrower or for which cash collateral or other credit support acceptable to the Swingline Lender shall have been provided in accordance with the terms hereof. “Funding Date”: With respect to any Advance, the date on which such Advance is made, which shall be the Business Day following the Business Day of receipt by the Administrative Agent and Lender of a Funding Notice and other required deliveries in accordance with Section 2.2. 30 4147-5771-6068.5 “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. “GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “GBP” and “£”: The lawful currency of the United Kingdom. “GBP Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of GBP in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “GBP Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in GBP as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of GBP that are Principal Collections on deposit in the GBP Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in GBP minus (ii) the amount of GBP that are Unfunded Exposure Collections on deposit in the GBP Account. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Highest Required Investment Category”: (i) With respect to ratings assigned by Moody’s, “Aa2” or “P-1” for one (1) month instruments, “Aa2” and “P-1” for three (3) month instruments, “Aa3” and “P-1” for six (6) month instruments and “Aa2” and “P-1” for instruments with a term in excess of six (6) months, (ii) with respect to rating assigned by S&P, “A-1” for short-term instruments and “A” for long-term instruments, and (iii) with respect to rating assigned by Fitch (if such investment is rated by Fitch), “F-1+” for short-term instruments and “AAA” for long-term instruments. “Increased Costs”: Any amounts that an Affected Party has notified the Borrower pursuant to Section 2.12(d) are required to be paid by the Borrower to an Affected Party pursuant to Section 2.12. “Indebtedness”: With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument or other evidence of indebtedness customary for indebtedness of that type, (b) all obligations of such Person under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (c) all obligations of such Person in respect of acceptances issued or created for 31 4147-5771-6068.5 the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness, obligations or liabilities of that Person in respect of derivatives, and (f) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (a) through (e) above. “Indemnified Amounts”: The meaning specified in Section 10.1(a). “Indemnified Parties”: The meaning specified in Section 10.1(a). “Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes. “Independent”: As to any Person, any other Person (including, in the case of an accountant or lawyer, a firm of accountants or lawyers, and any member thereof, or an investment bank and any member thereof) who (a) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person (other than the payment of any amounts as compensation for actual services rendered), and (b) is not connected with such Person as an officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. “Independent” when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. “Independent Manager”: The meaning specified in Section 4.1(u)(xxv). “Indorsement”: The meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning. “Ineligible Assignee”: Any private investment company, investment firm, investment partnership, private equity fund or other private equity investment vehicle. “Initial Assigned Value”: With respect to any Loan, the “Initial Assigned Value”, if any, set forth on the related Approval Notice by the Administrative Agent in its sole discretion, or such higher percentage as may be notified by the Administrative Agent to the Collateral Manager in its sole discretion from time to time. “Initial Syndication Date”: The first date after the Closing Date on which a Lender other than Wells Fargo is a Lender hereunder. “Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for

32 4147-5771-6068.5 such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree, order or appointment shall remain unstayed and in effect for a period of sixty (60) consecutive days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing. “Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally. “Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event. “Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC. “Interest”: For each Accrual Period, the sum of the amounts determined (with respect to each day during such Accrual Period) in accordance with the following formula: IR x P x 1 D where: IR = the Interest Rate for such day; P = the Advances Outstanding on such day; and D = 360 days (or, to the extent the Interest Rate is based on (x) CORRA or SONIA, 365 days or (y) the Base Rate, 365 or 366 days, as applicable); provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. “Interest Collections”: All payments of interest, late fees, amendment fees, prepayment fees and premiums, extension fees, consent fees and waiver fees on Loans and Permitted Investments, including any payments of accrued interest received on the sale of Loans or Permitted Investments and all payments of principal (including principal prepayments) on Permitted Investments purchased with the proceeds described in this definition, in each case, received in cash by or on behalf of the Borrower or Collateral Custodian; provided that, Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied 33 4147-5771-6068.5 toward payment for accrued interest on the purchase of a Loan and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections. “Interest Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Interest Collection Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Interest Period”: With respect to any Term Rate Advance, (x) in the case of the first Rollover Date for such Advance, the period commencing on and including the Funding Date of such Advance to but excluding such Rollover Date and (y) in the case of any subsequent Rollover Date, the one-month period commencing on and including the prior Rollover Date and ending on but excluding such Rollover Date; provided, that: (a) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided further that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (b) no Interest Period shall extend beyond the Termination Date; and (c) there shall be no more than twenty (20) Interest Periods in effect at any time. “Interest Rate”: (a) The Benchmark plus (b) the Applicable Spread; provided that, (x) if a Lender shall have notified the Administrative Agent that a Disruption Event has occurred with respect to an Available Currency, then, with respect to the Advances owing to such Lender accruing interest at the Benchmark applicable to such Available Currency or (y) during a Benchmark Unavailability Period with respect to the then-current Benchmark for an Available Currency, “Interest Rate” with respect to the Advances Outstanding that bear interest at a rate based on such Benchmark shall mean the Base Rate plus the Applicable Spread until such Lender shall have notified the Administrative Agent that such Disruption Event or Benchmark Unavailability Period, as applicable, has ceased, at which time the Interest Rate shall again be equal to the Benchmark for such Available Currency for such date plus the Applicable Spread. “Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans. “Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC. “IRS”: The United States Internal Revenue Service. “Joinder Supplement”: An agreement among the Borrower, a Lender and the Administrative Agent in the form of Exhibit I to this Agreement (appropriately completed) 34 4147-5771-6068.5 delivered in connection with a Person becoming a Lender hereunder after the Closing Date, as contemplated by Section 2.1(c). “Last Out Attachment Ratio”: With respect to any Eligible Loan as of any date of determination, an amount equal to the Net Senior Leverage Ratio. “Lenders”: The meaning specified in the Preamble, including Wells Fargo Bank, National Association, and each financial institution which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement to the Administrative Agent and the Borrower as contemplated by Section 2.1(c). For the avoidance of doubt, the Swingline Lender shall constitute a “Lender” with respect to the repayment of Swingline Advances for all purposes hereunder. “Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person. “Loan”: Any loan (including any Closing Date Participation Interest) which represents an obligation of the relevant Obligor that is (a) sourced or originated by the Seller or any of its Affiliates and which the Borrower acquires or (b) which the Borrower originates or acquires from a third party in the ordinary course of its business; provided that, any such loan is similar to those typically made to a commercial client or syndicated, sold or participated to a commercial bank or institutional loan investor or other financial institution in the ordinary course of business. “Loan Advance”: The meaning specified in Section 2.1(a). “Loan Checklist”: An electronic or hard copy, as applicable, of a checklist in the form of Exhibit M delivered by or on behalf of the Borrower to the Collateral Custodian for each Loan of the related Loan File, including all related Required Loan Documents, which shall also specify whether such document is an original or a copy. “Loan File”: For each Loan, the following documents or instruments (in each case, as set forth in the related Loan Checklist): (a) copies of each of the Required Loan Documents; (b) to the extent applicable to such Loan, the final copies for any related subordination agreement, intercreditor agreement, or similar instruments, assumption or substitution agreement or similar material operative document, in each case together with any amendment or modification thereto; and (c) either (i) copies of any financing statements under the UCC, if any, and any related continuation statements, each showing the Obligor as debtor and each with evidence of filing thereon, or (ii) copies of any such financing statements certified by the Collateral Manager to be true and complete copies thereof in instances where the original financing statements have been sent to the appropriate public filing office for filing. 35 4147-5771-6068.5 “Loan List”: The Loan List provided by the Borrower to the Administrative Agent and the Collateral Custodian, in the form of Schedule III hereto, as such list may be amended, supplemented or modified from time to time in accordance with this Agreement. “Loan Register”: The meaning specified in Section 5.3(n). “Loan Tape”: The loan tape to be delivered in connection with each Borrowing Base Certificate, which tape shall include (but not be limited to) the aggregate OLB of all Loans and, with respect to each Loan, the following information: (a) name of the related Obligor; (b) calculation of the Net Senior Leverage Ratio for the Relevant Test Period immediately prior to the date of the applicable Approval Notice and for the most recent Relevant Test Period; (c) calculation of the Cash Interest Coverage Ratio for the Relevant Test Period immediately prior to the date of the applicable Approval Notice and for the most recent Relevant Test Period; (d) calculation of the Total Leverage Ratio for the most recent Relevant Test Period; (e) collection status (number of days past due); (f) loan status (whether in default (and the number of days such default is outstanding) or on non-accrual status); (g) scheduled maturity date; (h) loan rate of interest (and reference rate, if applicable); (i) floating rate floor (if applicable); (j) OLB; (k) principal balance; (l) Assigned Value; (m) Purchase Price; (n) Moody’s Obligor rating (if available); (o) S&P Obligor rating (if available); (p) whether such Loan has been subject to an Value Adjustment Event (and of what type);

36 4147-5771-6068.5 (q) whether such Loan has been subject to any waiver, amendment, restatement, supplement or other modification (and whether such action constitutes a Material Modification); (r) the date on which such Loan was acquired or originated by the Borrower; (s) maintenance capital expenditures and cash taxes paid by the related Obligor during the applicable Relevant Test Period or, if either are unavailable, a good faith approximation by the Collateral Manager; provided that, the information required under this clause (s) shall only be updated annually or as otherwise requested by the Administrative Agent; (t) payment frequency; (u) Obligor’s domicile; (v) financial reporting failure (yes or no); (w) EBITDA for the applicable Relevant Test Period (and the date as of which such calculation was made); (x) revenue for the applicable Relevant Test Period (and the date as of which such calculation was made) as calculated and delivered by the related Obligor or, if not calculated and delivered by such Obligor, as calculated by the Collateral Manager in its commercially reasonable determination; (y) aggregate gross debt (and the date as of which such calculation was made), as calculated and delivered by the related Obligor or, if not calculated and delivered by such Obligor, as calculated by the Collateral Manager in its commercially reasonable determination; (z) the “as of” date, with respect to the financials used for such Obligor; (aa) Loan type (Broadly Syndicated Loan, First Lien Loan, First Lien Middle Market Loan, First Lien Last Out Loan, Second Lien Loan or Recurring Revenue Loan); (bb) tranche size; and (cc) whether such Loan is a Delayed Draw Loan or a Revolving Loan. “Margin Stock”: “Margin Stock” as defined under Regulation U. “Market Value”: With respect to any Broadly Syndicated Loan as of any date of determination, the price (expressed as a percentage of par) as of the immediately preceding Measurement Date (or, if such date is a Measurement Date, as of such date) determined in the following manner: (a) by using the bid side quote determined by any of Loan Pricing Corporation, MarkIt Partners or any other nationally recognized loan pricing service or broker 37 4147-5771-6068.5 quote selected by the Collateral Manager and approved in writing by the Administrative Agent; provided that, if the Administrative Agent or the Equityholder reasonably determines that any such quote is not current or accurate, either of the Administrative Agent or the Equityholder may reject such quote; (b) if the value of a Broadly Syndicated Loan is not determined in accordance with clause (a) above (either because no bid side quote is available or the Administrative Agent or the Equityholder reasonably rejects any such quote), by using the average of the bid side quotes determined by three Approved Broker Dealers active in the trading of such asset; or (i) if only two such bids can be obtained, the average of the bid side quotes of such two bids; or (ii) if only one such bid can be obtained, such bid; provided that, if the Administrative Agent reasonably determines that the quote of any such Approved Broker Dealer is not current or accurate, the Administrative Agent may reject such quote; or (c) if the value of a Loan is not determined in accordance with clause (a) or (b) above (either because no bid side quote is available or the Administrative Agent reasonably rejects one or more bid side quotes), by using the value assigned by the Administrative Agent in a notice thereof sent to the Collateral Manager, the Equityholder and the Collateral Custodian; “Material Action”: The meaning specified in the Borrower LLC Agreement. “Material Adverse Effect”: With respect to any event or circumstance, a material adverse effect on (a) the business, assets, financial condition, operations, performance or properties of the Borrower, (b) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Loans generally or any material portion of the Loans, (c) the rights and remedies of the Administrative Agent, the Lenders and the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the Borrower or the Collateral Manager to perform its obligations under any Transaction Document to which it is a party, or (e) the status, existence, perfection, priority or enforceability of the Administrative Agent’s or the other Secured Parties’, lien on the Collateral. “Material Modification”: Any amendment or waiver of, or modification or supplement to, an Underlying Instrument governing a Loan executed or effected on or after the date on which the Borrower acquired such Loan that: (a) (i) reduces, delays or forgives any or all of the principal amount of such Loan as and when due or (ii) extends or delays (A) the stated maturity date of such Loan or (B) the required or scheduled amortization for such Loan, and such extension or delay has not been approved by the Administrative Agent in its sole discretion; (b) waives one or more interest payments, or permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan (other than any such 38 4147-5771-6068.5 waiver that occurs without any further action in accordance with the terms of the applicable Underlying Instrument); (c) contractually or structurally subordinates such Loan by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than Permitted Liens) on any of the Underlying Assets securing such Loan; (d) substitutes, alters or releases (other than as permitted by such Underlying Instruments) all or a material portion of the Underlying Assets securing such Loan, and each such substitution, alteration or release, as determined in the sole discretion of the Administrative Agent, materially and adversely affects the value of such Loan; or (e) amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio”, “Total Leverage Ratio”, “Cash Interest Coverage Ratio”, “Recurring Revenue” or “Permitted Liens” (or any respective comparable definition in its Underlying Instruments, including any adjustment to EBITDA or Adjusted EBITDA or similar definition) or the definition of any component thereof (including any adjustment to EBITDA or Adjusted EBITDA or similar definition) in a manner that, in the sole discretion of the Administrative Agent, is materially adverse to the Administrative Agent or any Lender; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may waive any Material Modification resulting from such implementation pursuant to this clause (e); provided that no Material Modification will be deemed to have occurred with respect to any publicly rated Loan if after the occurrence of any of the events listed in clause (d) of this definition if any of S&P, Fitch or Moody’s (or, if such Loan is rated by some or all of S&P, Fitch and Moody’s each of S&P, Fitch and Moody’s) has affirmed its public rating of such Loan, in each case unless such Loan is considered to be “significantly modified” within the meaning of Treasury Regulation §1.1001-3. “Measurement Date”: Each of the following: (i) the Closing Date; (ii) each date on which the Administrative Agent, by notice to the Borrower, adjusts the Assigned Value of a Loan following the occurrence of a Value Adjustment Event with respect thereto; (iii) each Determination Date, (iv) the date of each Transaction and (v) the date of each Discretionary Sale. “Moody’s”: Moody’s Investors Service, Inc., and any successor thereto. “Multiemployer Plan”: A “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the preceding five (5) years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees. “Net Senior Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Net Senior Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the senior Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of 39 4147-5771-6068.5 such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments. “Non-First Lien Loan”: A Second Lien Loan or a First Lien Last Out Loan. “Non-Usage Fee”: A fee with respect to each Accrual Period in an amount equal to the sum for each day during such Accrual Period of (x) the product of (a) the Unused Facility Amount as of the close of business on such day multiplied by (b) the Non-Usage Fee Rate with respect to such day, divided by (y) 365. “Non-Usage Fee Rate”: For each day (a) prior to the six-month anniversary of the Closing Date, 0.50%; and (b) on and after the six-month anniversary of the Closing Date, (i) 0.50% on the first portion of the Unused Facility Amount up to the product of (x) 75% and (y) the Facility Amount and (ii) 1.75% on the portion of the Unused Facility Amount in excess of the product of (x) 75% and (y) the Facility Amount. “Noteless Loan”: A Loan with respect to which the Underlying Instruments either (i) do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan or (ii) require execution and delivery of such a promissory note only upon the request of any holder of the indebtedness created under such Loan, and as to which the Borrower has not requested a promissory note from the related Obligor. “Notice of Exclusive Control”: The meaning specified in the Securities Account Control Agreement. “Obligations”: The unpaid principal amount of, and interest (including, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Advances and all other obligations and liabilities of the Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with any Transaction Document, and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Collateral Custodian or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Transaction Documents) or otherwise. “Obligor”: With respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof. “OLB”: For any Loan as of any date of determination, an amount equal to the product of (x)(a) if such Loan is denominated and payable in Dollars, the principal balance of such Loan outstanding (exclusive of any Accreted Interest) as of such date of determination and (b) if such

40 4147-5771-6068.5 Loan is denominated and payable in an Available Currency other than Dollars, the equivalent in Dollars of the principal balance of such Loan, determined by the Borrower (or the Collateral Manager on its behalf) using the Applicable Exchange Rate, as of such date of determination and (y) the Assigned Value of such Loan as of such date of determination. “Operating Lease Implementation”: The implementation by an Obligor of IFRS 16/ASC 842. “Opinion of Counsel”: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its sole discretion. “Original Cash Interest Coverage Ratio”: With respect to any Loan, the Cash Interest Coverage Ratio for such Loan on the date of the related Approval Notice. “Original Net Senior Leverage Ratio”: With respect to any Loan, the Net Senior Leverage Ratio for such Loan on the date of the related Approval Notice. “Original Total Leverage Ratio”: With respect to any Loan, the Total Leverage Ratio for such Loan on the date of the related Approval Notice. “Other Connection Taxes”: With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance or Transaction Document). “Other Taxes”: All present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document or any other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to a request by the Borrower). “Partial PIK Loan”: A Loan which at the time of contribution to the Borrower (i) allows for any portion of the interest accrued for a specified period of time or until the maturity thereof is, at the option of the Obligor or pursuant to conditions specified (in each case, under the related loan agreement and without default), added to the principal balance of such Loan or otherwise deferred rather than being paid in cash and (ii) a portion of interest accruing thereon is contractually required to be paid in cash and such cash interest accrues at a rate equal to or in excess of (a) the applicable interest rate index plus 2.15% if such Loan is a floating rate loan pursuant to the loan agreement for such Loan, (b) the applicable prime rate if such Loan is a floating rate loan with an interest rate based on the applicable prime rate, and (c) 6.00% if such Loan is a fixed rate loan; provided that, any Partial PIK Loan that is a floating rate loan and has a minimum contractual cash coupon of not less than the applicable interest rate index plus 4.00% 41 4147-5771-6068.5 shall not be considered a Partial PIK Loan for purposes of clause (cc) of the definition of “Eligible Loan”. “Partially Eligible Loan”: Any Loan which meets each of the criteria listed in the definition of “Eligible Loan” other than clause (B) of such definition, whether or not rejected by the Administrative Agent pursuant to such clause (B). “Participant Register”: The meaning specified in Section 12.16(b). “Participation Interest”: An undivided 100% participation in a loan originated by a bank or financial institution that, at the time of acquisition, or the Borrower’s commitment to acquire the same, satisfies each of the following criteria: (i) such participation would constitute a Loan were it acquired directly, (ii) the selling institution is a lender on the loan, (iii) the aggregate participation in the loan granted by such selling institution to any one or more participants does not exceed the principal amount or commitment with respect to which the selling institution is a lender under such loan, (iv) such participation does not grant, in the aggregate, to the participant in such participation a greater interest than the selling institution holds in the loan or commitment that is the subject of the participation, (v) the entire purchase price for such participation is paid in full (without the benefit of financing from the selling institution or its affiliates) at the time of the Borrower’s acquisition (or, to the extent of a participation in the unfunded commitment under a Revolving Loan or Delayed Draw Loan, at the time of the funding of such loan), (vi) the participation provides the participant all of the economic benefit and risk of the whole or part of the loan or commitment that is the subject of the loan participation and (vii) such participation is documented under a Loan Syndications and Trading Association, Loan Market Association or similar agreement standard for loan participation transactions among institutional market participants. For the avoidance of doubt, a Participation Interest shall not include a sub-participation in any loan. “Payment Date”: The sixth Business Day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing in April 2026. “Payment Duties”: The meaning specified in Section 7.2(b)(vii). “Payment Recipient”: The meaning specified in Section 11.10(a). “Pension Plans”: The meaning specified in Section 4.1(w). “Permitted Investments”: Negotiable instruments or securities or other investments (which may include obligations, deposits, instruments, investments and securities of or with the Collateral Custodian or any Affiliate of the Collateral Custodian, or with issuers for which the Collateral Custodian or an Affiliate of the Collateral Custodian provides services or receives compensation) that (i) except in the case of time deposits and investments in money market funds, are represented by instruments in registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment Date, (iii) have payments thereon to the Borrower that are not subject to any withholding tax unless the obligor thereon is 42 4147-5771-6068.5 required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis and (iv) evidence: (a) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States); (b) demand deposits, bank deposit products of, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that, at the time of the Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from any Rating Agency in the Highest Required Investment Category granted by such Rating Agency; (c) commercial paper, or other short-term obligations, having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by any Rating Agency; (d) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody’s and S&P of “P-1” and “A-1”, respectively, and if rated by Fitch, from Fitch of “F-1+”; (e) interest bearing deposits, including but not limited to Deposit Placement Programs, in United States Dollars held at Western Alliance Bank or a bank that is well- capitalized as reflected on the subject bank’s Consolidated Report of Condition and Income or such other report of condition as is required by the bank’s primary Federal banking regulator; or (f) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each of Moody’s, S&P and Fitch (if rated by Fitch). “Permitted Liens”: Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (b) Liens imposed by law, such as bank’s, securities intermediary’s, materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, (c) Liens granted pursuant to or by the Transaction Documents and (d) Liens expressly permitted under the Securities Account Control Agreement. 43 4147-5771-6068.5 “Permitted RIC Distribution”: Distributions on any Payment Date to the Equityholder (from the Collection Account) to the extent required to allow the Equityholder to make sufficient distributions to qualify as a regulated investment company, and to otherwise eliminate federal or state income or excise taxes payable by the Equityholder in or with respect to any taxable year of the Equityholder (or any calendar year, as relevant); provided that the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of the Equityholder shall not exceed 115% of the amounts that the Borrower would have been required to distribute to the Equityholder to: (i) allow the Borrower to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a regulated investment company for any such taxable year, (ii) reduce to zero for any such taxable year the Borrower’s liability for federal income taxes imposed on (x) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), or (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Borrower’s liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii), calculated assuming that the Borrower had qualified to be taxed as a regulated investment company under the Code. “Person”: An individual, partnership, corporation, company, limited liability company, limited liability partnership, joint stock company, trust (including a statutory or business trust), estate, unincorporated association, sole proprietorship, joint venture, nonprofit corporation, group, sector, government (or any agency, instrumentality or political subdivision thereof), territory or other entity or organization. “Pool Factor”: As of any Determination Date, the percentage obtained by dividing the aggregate outstanding principal balance of all Loans on such date by the aggregate outstanding principal balance of all Loans on the Revolving Period End Date. “Prime Rate”: The greater of (x) zero and (y) the rate announced by Wells Fargo from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wells Fargo or any other specified financial institution in connection with extensions of credit to debtors. “Principal Collections”: All amounts received by the Borrower or the Collateral Custodian in respect of the Loans, Permitted Investments and Equity Securities that are not Interest Collections to the extent received in cash by or on behalf of the Borrower or the Collateral Custodian. “Principal Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Principal Collection Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Pro Rata Share”: With respect to a Lender, the percentage obtained by dividing the amount of the Commitment of (or, after the Revolving Period End Date, the Advances

44 4147-5771-6068.5 Outstanding owing to) such Lender (as determined pursuant to the definition of Commitment) by the Facility Amount. “Proceeds”: With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral. “Purchase Date”: With respect to any Loan, the date of the acquisition or origination of such Loan by the Borrower. “Purchase Price”: With respect to any Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Borrower for such Loan (exclusive of any interest, Accreted Interest and original issue discount) divided by (ii) the principal balance of such Loan outstanding as of the date of such purchase (exclusive of any interest, Accreted Interest and original issue discount); provided that, if the ratio of clause (i) to clause (ii) above with respect to a Loan purchased in the primary syndication thereof is equal to 95% or higher, such Loan shall be deemed to have a Purchase Price of 100%. “QFC”: The meaning assigned to the term “qualified financial contract” in, and interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified Affiliate”: Any Affiliate of the Collateral Manager (a) that has the ability, personnel and experience to professionally and competently perform duties similar to those imposed upon the Collateral Manager under this Agreement, (b) that is legally qualified and has the capacity and applicable licenses or other regulatory qualifications to act as Collateral Manager under this Agreement, (c) for which the Administrative Agent and the Collateral Custodian have received all “know your customer” documentation and information reasonably and timely requested and (d) that shall assume the obligations of the Collateral Manager. “Qualified Institution”: A depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC. “Rating Agency”: Each of S&P, Fitch and Moody’s. “Recipient”: (a) The Administrative Agent, and (b) any Lender, as applicable. “Recurring Revenue”: With respect to any Recurring Revenue Loan, the meaning of “Recurring Revenue” or any comparable definition in the related Underlying Instruments 45 4147-5771-6068.5 relating to recurring maintenance or support revenues, subscription revenues, and recurring revenues attributable to software licensed or sold (excluding one-time license revenues) in the Underlying Instruments for such Loan. “Recurring Revenue Loan”: A Loan that (i) has a related Obligor organized under the law of the United States and is denominated in Dollars, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law, (iii) has a related Obligor that is principally engaged in an enterprise software business that derives revenue primarily under contractual agreements and/or selling software as a service, (iv) is structured or underwritten based on a multiple of the related Obligor’s Recurring Revenue, and (v) that contains a Recurring Revenue Loan Covenant Flip Scheduled Date (which date is no later than the 3 year anniversary of the date on which the Borrower acquired such Loan); provided that the Administrative Agent may re-designate such Loan as a First Lien Loan or a Second Lien Loan in its sole discretion if the recurring revenue covenants in the related Underlying Instruments are replaced (whether by amendment or by operation of such Underlying Instruments) with traditional cash flow leverage lending covenants (such as those based on total leverage, senior leverage, and interest coverage) (a “Recurring Revenue Reclassification Date”). For any Loan subject to a Recurring Revenue Reclassification Date, any references to the Senior Leverage Ratio, Interest Coverage Ratio and the Assigned Value as of the date on which such Loan was acquired by the Borrower shall be deemed to be determined by the Administrative Agent in its sole discretion as of the Recurring Revenue Reclassification Date. “Recurring Revenue Loan Covenant Flip Scheduled Date”: With respect to any Recurring Revenue Loan, as of its date of acquisition by the Borrower, the scheduled date upon which the covenants for such Loan are to be replaced with traditional cash flow leverage lending covenants (such as those based on total leverage, senior leverage, and interest coverage) as specified in the original Underlying Instruments for such Loan. “Recurring Revenue Loan Gross Leverage Ratio”: With respect to any Recurring Revenue Loan, the ratio for the related Obligor of (a) indebtedness to (b) Recurring Revenue, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Underlying Instruments. “Recurring Revenue Reclassification Date”: The meaning specified in the definition of Recurring Revenue Loan. “Reinvestment Notice”: Each notice required to be delivered by the Borrower pursuant to Section 3.2(a) in respect of any reinvestment, in the form of Exhibit A-3. “Register”: The meaning specified in Section 12.16(b). “Registered”: With respect to any registration-required obligation within the meaning of Section 163(f)(2) of the Code, a debt obligation that was issued after July 18, 1984 and that is in registered form within the meaning of Section 5f.103-1(c) of the Treasury Regulations. “Regulation U”: Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any successor regulation. 46 4147-5771-6068.5 “Related Parties”: With respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and such Person’s Affiliates. “Relevant Governmental Body”: (a) With respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Available Currency other than Dollars, (1) the central bank for the Available Currency in which such amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Available Currency in which such amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Relevant Test Period”: With respect to any Loan, the relevant test period for the calculation of Net Senior Leverage Ratio, Total Leverage Ratio or Cash Interest Coverage Ratio, as applicable, for such Loan in accordance with the related Underlying Instruments or, if no such period is provided for therein, each period of the last four consecutive reported fiscal quarters of the principal Obligor on such Loan; provided that, with respect to any Loan for which the relevant test period is not provided for in the related Underlying Instruments, if four (4) consecutive fiscal quarters have not yet elapsed since the closing date of the relevant Underlying Instruments, “Relevant Test Period” shall initially include the period from such closing date to the end of the fourth fiscal quarter thereafter, and shall subsequently include each period of the last four (4) consecutive reported fiscal quarters of such Obligor. “Repayment Notice”: Each notice required to be delivered by the Borrower pursuant to Section 2.3 in respect of any reduction in the Facility Amount or repayment of Advances Outstanding, in the form of Exhibit A-2. “Reportable Event”: The meaning specified in Section 4.1(w). “Reporting Date”: The date that is the sixth Business Day of each calendar month, with the first Reporting Date occurring in March 2026. “Required Lenders”: The Administrative Agent and the Revolving Lenders representing an aggregate of more than 50% of (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (b) thereafter, the outstanding Advances; provided that, for the purposes of determining the Required Lenders, (i) if at any time there is more than one non-Defaulting Lender (counting affiliated Lenders as a single Lender), at least two unaffiliated non-Defaulting Lenders shall be 47 4147-5771-6068.5 required to constitute “Required Lenders” and (ii) the Commitment of any Defaulting Lender shall be disregarded for purposes of determining whether the consent of the Required Lenders has been obtained and such Lender shall not constitute a Required Lender hereunder. “Required Loan Documents”: For each Loan, the following documents or instruments, in each case as specified on the related Loan Checklist: (a) unless such Loan is a Noteless Loan, if applicable, the original executed promissory note (or, in the case of a lost note, a copy of the executed underlying promissory note accompanied by an original executed affidavit and indemnity from the applicable Secured Party to the Administrative Agent); and/or (b) (i) unless such Loan is a Noteless Loan, an unbroken chain of endorsements from each prior holder of such promissory note to the applicable Secured Party, (ii) executed copies of an unbroken chain of assignment and assumption agreements, transfer documents or instruments relating to such Loan evidencing the assignment of such Loan from each prior third party owner thereof to the applicable Secured Party, (iii) an executed assignment and assumption agreement, transfer document or instrument relating to such Loan evidencing the assignment of such Loan to the applicable Secured Party that, to the extent required by the Underlying Instruments, is counter-signed by the applicable underlying administrative agent, (iv) a copy of the loan register held by the administrative agent for such Loan showing that the applicable Secured Party is the lender of record with respect to such Loan, or (v) a copy of the executed credit or loan agreement to which the applicable Secured Party was an original signatory (which includes such Secured Party’s commitment). “Required Minimum Equity Amount”: On any day, the greater of (x) $14,500,000 and (y) the aggregate OLB of the Loans of the three (3) largest Obligors forming part of the Collateral. “Required Reports”: Collectively, the Borrowing Base Certificate, the financial statements of Obligors and the Equityholder and the annual statements as to compliance and the annual Independent public accountant’s report. “Responsible Officer”: With respect to any Person, any duly authorized officer, administrative manager or managing member of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, and with respect to the Collateral Custodian, an officer to whom a corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and having direct responsibility for the administration of this transaction. “Restricted Payment”: (i) Any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of membership interests or in any junior class of membership interests of the Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of

48 4147-5771-6068.5 membership interests of the Borrower now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Borrower now or hereafter outstanding. “Revaluation Date”: Subject to Section 2.5, with respect to any Advance denominated in an Alternative Currency, each of the following: (i) the Funding Date of such Advance but only as to the amounts so borrowed on such date, (ii) each date of a Rollover of such Advance pursuant to the terms of this Agreement, but only as to the amounts so renewed on such date, and (iii) such additional dates as the Administrative Agent shall determine. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS 15/ASC 606. “Review Criteria”: The meaning specified in Section 7.2(b)(i). “Revolving Lender”: Each Lender with a Commitment to fund Advances other than Swingline Advances. “Revolving Loan”: Any Loan (other than a Delayed Draw Loan, but including funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower. “Revolving Period”: The period commencing on the Closing Date and ending on the day preceding the earlier to occur of the Revolving Period End Date or the Termination Date. “Revolving Period End Date”: The earlier to occur of (a) the three-year anniversary of the Closing Date (as such date may be extended pursuant to Section 2.3(c)) and (b) the Revolving Period Termination Date. “Revolving Period Termination Date”: The date of the declaration of the Termination Date pursuant to Section 9.2(a). “Rollover”: The renewal of all or any part of any Term Rate Advance upon the expiration of the applicable Interest Period with respect thereto. “Rollover Date”: The date that is one (1) Business Day after the immediately preceding Determination Date. “S&P”: S&P Global Ratings (or its successors in interest). “Sale Agreement”: The Loan Sale Agreement, dated as of the Closing Date, between the Seller, as seller, and the Borrower, as purchaser, as the same may be amended, modified, waived, supplemented or restated from time to time. 49 4147-5771-6068.5 “Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. “Sanction” or “Sanctions”: Individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future statute or executive order; (b) the United Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other Governmental Authorities with jurisdiction over any Borrower, the Collateral Manager, any Equityholder or any of their respective Subsidiaries. “Sanctioned Person”: Any Person that is a target of Sanctions, including without limitation, a Person that is: (a) on any list of targets identified or designated pursuant to any Sanctions, including those listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List and OFAC’s Consolidated Non-SDN List; (b) a legal entity that is a Sanctions target based on the ownership or control of such legal entity by Sanctioned Person(s); or (c) the target of or subject to any territorial or country-based Sanctions program (as of the Closing Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic). “Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable. “Second Lien Loan”: Any Loan that (x)(i) is secured by a pledge of collateral which security interest is validly perfected and second priority security under Applicable Law (subject to Liens permitted by the applicable Underlying Instruments), (ii) is either pari passu or second priority in right of payment with the Indebtedness of the holders of the first priority security interest and (iii) pursuant to an intercreditor agreement between the Borrower and the holder of such first priority security interest, the amount of Indebtedness covered by such first priority security interest is limited in terms of aggregate outstanding amount or percent of outstanding principal or (y) is designated by the Administrative Agent as a “Second Lien Loan” on the related Approval Notice. “Secured Party”: (i) Each Lender, (ii) the Administrative Agent and (iii) the Collateral Custodian. “Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Account Control Agreement”: The Account Control Agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent and Western Alliance Trust Company, N.A., as the Collateral Custodian and as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time. 50 4147-5771-6068.5 “Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Intermediary”: A Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Seller”: The meaning specified in the Preamble. “SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or any successor administrator). “SOFR Administrator’s Website”: The website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day”: The meaning specified in the definition of “Daily Simple SOFR.” “SOFR Rate Day”: The meaning specified in the definition of “Daily Simple SOFR.” “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “SONIA”: A rate equal to the sterling overnight index average as administered by the SONIA Administrator. “SONIA Administrator”: The Bank of England (or any successor administrator of the sterling overnight index average). 51 4147-5771-6068.5 “SONIA Administrator’s Website”: The Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the sterling overnight index average identified as such by the SONIA Administrator from time to time. “SONIA Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in London. “SONIA Determination Day”: The meaning specified in the definition of “Daily Simple SONIA”. “SONIA Rate Day”: The meaning specified in the definition of “Daily Simple SONIA”. “Special Purpose Provisions”: The meaning specified in the Borrower LLC Agreement. “Spot Rate”: Subject to Section 2.5, for any Alternative Currency, the rate provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by the Administrative Agent in its reasonable discretion) as the spot rate for the purchase of such Alternative Currency with another currency at a time selected by the Administrative Agent in accordance with the procedures generally used by the Administrative Agent for syndicated credit facilities in which it acts as administrative agent. “Spread”: In the case of each Loan that is a floating rate loan that bears interest at a spread over the applicable benchmark as provided for in its related loan agreement, the current cash pay interest rate spread (for avoidance of doubt, excluding any non-cash interest or paid-in- kind interest) on such Loan above such applicable benchmark. “Subsidiary”: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. “Swingline Advance”: Any swingline advance made by the Swingline Lender to the Borrower pursuant to Section 2.1, and all such swingline advances collectively as the context requires. For the avoidance of doubt, unless otherwise specified a Swingline Advance shall constitute an Advance hereunder. “Swingline Commitment”: The commitment of the Swingline Lender to fund Swingline Advances, subject to the terms and conditions herein, in an amount not greater than (a) after the joinder of the first additional Lender to this Agreement after the Closing Date (if any), $1,000,000 (without regard to any future reimbursement of Swingline Advances by the Revolving Lenders) or (b) otherwise, $0, in each case as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement; provided that Swingline Advances may only be funded in Dollars. The Swingline Commitment is a sub-limit of the Commitment of the Swingline Lender, in its capacity as a Revolving Lender hereunder, and is not in addition thereto.

52 4147-5771-6068.5 “Swingline Lender”: Wells Fargo Bank, National Association in its capacity as swingline lender hereunder or any successor thereto. “Swingline Refund Date”: The meaning specified in Section 2.17(a). “T2”: The real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day”: Any day on which T2 is open for the settlement of payments in Euros. “Taxes”: Any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term CORRA”: For any Interest Period with respect to Advances denominated in Canadian Dollars, the greater of (i) the sum of (x) the Term CORRA Reference Rate for a period of one month, at approximately 10:00 a.m. (Toronto time) on the day (such day, a “Term CORRA Determination Day”) that is two (2) CORRA Business Days prior to the first day of such Interest Period as such Term CORRA Reference Rate is published by the Term CORRA Administrator plus (y) the Term CORRA Adjustment and (ii) the Floor. If, by 5:00 p.m. (Toronto time) on any Term CORRA Determination Day, the Term CORRA Reference Rate for a period of one month has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for a period of one month as published by the Term CORRA Administrator on the first preceding CORRA Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding CORRA Business Day is not more than three (3) CORRA Business Days prior to such Term CORRA Determination Day; provided further that in no event shall Term CORRA determined pursuant to this sentence be less than the Floor. “Term CORRA Adjustment”: A percentage equal to 0.29547% (29.547 basis points) per annum. “Term CORRA Administrator”: CanDeal Benchmark Administration Services Inc. (“CanDeal”) or, in the reasonable discretion of Administrative Agent, TSX Inc. or an affiliate of TSX Inc. as the publication source of the CanDeal/TMX Term CORRA benchmark that is administered by CanDeal (or a successor administrator of the Term CORRA Reference Rate selected by Administrative Agent in its reasonable discretion). “Term CORRA Determination Day”: The meaning specified in the definition of “Term CORRA.” “Term CORRA Reference Rate”: The forward-looking term rate based on CORRA. “Term Rate Advance”: Any Advance that bears interest at a rate based on Term CORRA or any Eurocurrency Rate. 53 4147-5771-6068.5 “Termination Date”: The earliest of (a) the date of the termination in whole of the Facility Amount pursuant to Section 2.3(a), (b) the Facility Maturity Date and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Total Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Total Leverage Ratio” or comparable definition, the ratio of (i) the total Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments. “Transaction”: The meaning specified in Section 3.2(a). “Transaction Documents”: This Agreement, the Sale Agreement, the Securities Account Control Agreement, any Joinder Supplement and the Collateral Custodian Fee Letter. “UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the applicable Benchmark Replacement Adjustment. “Uncertificated Security”: The meaning specified in Section 8-102(a)(l8) of the UCC. “Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including, without limitation, to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets. “Underlying Assignment Agreement”: Any assignment and acceptance, assignment and assumption, joinder or other assignment agreement, the form of which is specified under the applicable Underlying Instruments for use when assigning the related Loan. “Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted Investment are the beneficiaries. “United States”: The United States of America. 54 4147-5771-6068.5 “Unfunded Exposure Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Unfunded Exposure Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Unfunded Exposure Amount”: On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of all (i) unfunded commitments and (ii) all standby or contingent commitments associated with such Loan. “Unfunded Exposure Collections”: Any amounts (w) in Australian Dollars on deposit in the Australian Dollar Account, (x) in Canadian Dollars on deposit in the Canadian Dollar Account, (y) in Euros on deposit in the Euro Account or (z) in GBP and on deposit in the GBP Account and, in each case, designated by the Borrower to be reserved against the Unfunded Exposure Amount. “Unfunded Exposure Equity Amount”: On any date of determination, an amount equal to the sum, for each Loan, of (a) the Unfunded Exposure Amount for such Loan minus (b) the product of (i) the Unfunded Exposure Amount for such Loan, (ii) the Advance Rate for such Loan and (iii) the Assigned Value of such Loan. “Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower. “Unused Facility Amount”: At any time, (a) the Facility Amount minus (b) the Advances Outstanding at such time. “USA Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “U.S. Government Securities Business Day”: Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of the notice requirements in Section 2.3(b), such day is also a Business Day. “U.S. Person”: Any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. 55 4147-5771-6068.5 “U.S. Tax Compliance Certificate”: The meaning assigned to such term in Section 2.13(g). “Value Adjustment Event”: With respect to any Loan, the occurrence of any one or more of the following events after the related Funding Date: (a) (i) solely with respect to any First Lien Loan or any First Lien Last Out Loan, the Net Senior Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (A) greater than 3.50 to 1.00 and (B) greater than 0.75 higher than the Original Net Senior Leverage Ratio (or, if applicable, the Net Senior Leverage Ratio as of the related Recurring Revenue Reclassification Date) and (ii) solely with respect to any Second Lien Loan or any Designated Loan, the Total Leverage Ratio of the related Obligor with respect to such Loan is (A) greater than 4.00 to 1.00 and (B) greater than 0.75 higher than the Original Total Leverage Ratio; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may retroactively adjust the Net Senior Leverage Ratio or the Total Leverage Ratio for any Loan as determined on the related Funding Date; (b) the Cash Interest Coverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (i) less than 1.50 to 1.00 and (ii) less than 85% of the Original Cash Interest Coverage Ratio (or, if applicable, the Cash Interest Coverage Ratio as of the related Recurring Revenue Reclassification Date); provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may retroactively adjust the Cash Interest Coverage Ratio for any Loan as determined on the related Funding Date; (c) solely with respect to Recurring Revenue Loans, the Recurring Revenue Loan Gross Leverage Ratio with respect to such Eligible Loan increases by greater than 10.0% from such ratio at the time the asset was first acquired by the Borrower; (d) solely with respect to Recurring Revenue Loans, either (i) the recurring revenue covenants for such Eligible Loan fail to be replaced with traditional cash flow leverage lending covenants by the Recurring Revenue Loan Covenant Flip Scheduled Date or (ii) the Recurring Revenue Loan Covenant Flip Scheduled Date is extended; (e) solely with respect to Recurring Revenue Loans, such Loan fails to maintain a liquidity amount of at least (x) 1.20x greater than the applicable “liquidity covenant” (or such comparable definition) in the related Underlying Instruments or (y) if such “liquidity covenant” is not available in the related Underlying Instruments, the amount determined by the Administrative Agent in its sole discretion and set forth on the applicable Approval Notice for such Loan; (f) any of (i) a payment default under such Loan (after giving effect to any applicable grace or cure periods, but in any case not to exceed five (5) Business Days, in accordance with the Underlying Instruments) or, (ii) a default under such Loan, together with the election by any Person or group of Persons authorized to exercise any rights or remedies by the applicable Underlying Instruments (including, without limitation, the Borrower) to enforce any

56 4147-5771-6068.5 of their respective rights or remedies (including, without limitation, acceleration of the Loan but excluding the imposition of default interest) pursuant to the applicable Underlying Instruments; (g) the occurrence of a Material Modification with respect to such Loan; (h) the occurrence of an Insolvency Event with respect to the related Obligor; or (i) the failure to deliver (i) with respect to quarterly reports, any financial statements (including unaudited financial statements) to the Administrative Agent sufficient to calculate the Net Senior Leverage Ratio, the Total Leverage Ratio or the Cash Interest Coverage Ratio of the related Obligor by the date that is no later than eighty (80) days after the end of the first, second or third quarter of any fiscal year and (ii) with respect to annual reports, any audited financial statements to the Administrative Agent sufficient to calculate the Net Senior Leverage Ratio, the Total Leverage Ratio or the Cash Interest Coverage Ratio of the related Obligor by the date that is no later than one hundred and sixty (160) days after the end of any fiscal year. “Weighted Average Advance Rate”: As of any date of determination with respect to all Eligible Loans on such date, (a) the sum of the products for each Eligible Loan of (i) such Eligible Loan’s Advance Rate and (ii) such Eligible Loan’s OLB minus the portion, if any, of such Eligible Loan’s OLB included in the Excess Concentration Amount divided by (b) the Aggregate OLB on such date minus the Excess Concentration Amount. “Weighted Average Spread”: As of any date of determination solely with respect to all Eligible Loans that are floating rate loans, a fraction (expressed as a percentage) obtained by dividing (x) the sum of the products of (i) each Eligible Loan’s Spread and (ii) each Eligible Loan’s outstanding principal balance by (y) the sum of each Eligible Loan’s outstanding principal balance. “Weighted Average Spread Test”: A test that is satisfied if the Weighted Average Spread equals or exceeds 4.00%. “Wells Fargo”: The meaning specified in the Preamble. “Withholding Agent”: The Borrower, the Collateral Custodian and the Administrative Agent. Section 1.2. Other Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9. Section 1.3. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” 57 4147-5771-6068.5 Section 1.4. Interpretation. In each Transaction Document, unless a contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents; (c) reference to any gender includes each other gender; (d) reference to day or days without further qualification means calendar days; (e) reference to any time means Charlotte, North Carolina time; (f) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; (g) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; (h) if any date for compliance with the terms or conditions of any Transaction Document falls due on a day which is not a Business Day, then such due date shall be deemed to be the immediately following Business Day; (i) reference to any delivery or transfer to the Collateral Custodian with respect to the Collateral in this Agreement means delivery or transfer to the Collateral Custodian for the benefit of the Administrative Agent on behalf of the Secured Parties; (j) the word “including” is not limiting and means “including without limitation;” (k) the word “any” is not limiting and means “any and all” unless the context clearly requires or the language provides otherwise; (l) references herein to the knowledge or actual knowledge of a Person shall mean the actual knowledge following due inquiry of a Responsible Officer of such Person; 58 4147-5771-6068.5 (m) any use of “material” or “materially” or words of similar meaning in this Agreement shall mean material, as determined by the Administrative Agent in its reasonable discretion; (n) for purposes of this Agreement, an Event of Default shall be deemed to be continuing until it is waived in accordance with Section 12.1; (o) unless otherwise expressly stated in this Agreement, if at any time any change in generally accepted accounting principles (including the adoption of IFRS) would affect the computation of any covenant (including the computation of any financial covenant) set forth in this Agreement or any other Transaction Document, Borrower and Administrative Agent shall negotiate in good faith to amend such covenant to preserve the original intent in light of such change; provided, that, until so amended, (i) such covenant shall continue to be computed in accordance with the application of generally accepted accounting principles prior to such change and (ii) Borrower shall provide to Administrative Agent a written reconciliation in form and substance reasonably satisfactory to Administrative Agent, between calculations of such covenant made before and after giving effect to such change in generally accepted accounting principles; (p) neither the Administrative Agent nor the Collateral Custodian warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR, Daily Simple SONIA, Term CORRA, any Eurocurrency Rate, or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.16, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Daily Simple SOFR, Daily Simple SONIA, Term CORRA, any Eurocurrency Rate, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. (q) for purposes of calculating the Aggregate Borrowing Base and Unfunded Exposure Amount on any date of determination, the Aggregate Borrowing Base and Unfunded Exposure Amount of the applicable Loans (or Advances) shall be converted to Dollars, if necessary, by the Collateral Manager using the Applicable Exchange Rate and for purposes of 59 4147-5771-6068.5 determining the existence or occurrence of any Borrowing Base Deficiency, the Advances Outstanding shall be converted to Dollars, if necessary, by the Collateral Manager using the Applicable Exchange Rate; and (r) (i) all Australian Dollars will be deposited into the Australian Dollar Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Australian Dollar Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same, (ii) all Canadian Dollars will be deposited into the Canadian Dollar Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Canadian Dollar Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same, (iii) all Euros will be deposited into the Euro Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Euro Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same and (iv) all GBP will be deposited into the GBP Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the GBP Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same. ARTICLE II. THE FACILITY Section 2.1. Advances. (a) During the Revolving Period, the Borrower may, at its option, request the Revolving Lenders to make advances of funds (each, a “Loan Advance”) under this Agreement pursuant to a Funding Notice, in an aggregate amount up to the Availability as of the proposed Funding Date of the Loan Advance; provided, however, that no Revolving Lender shall be obligated to make any Loan Advance on or after the date that is two (2) Business Days prior to the earlier to occur of the Revolving Period End Date or the Termination Date; provided, further, notwithstanding anything to the contrary herein, that any Loan Advance denominated in an Available Currency other than Dollars shall require the Administrative Agent’s prior written consent. (b) Following the receipt of a Funding Notice during the Revolving Period, subject to the terms and conditions hereinafter set forth, the Lenders shall fund such Loan Advance. Notwithstanding anything to the contrary herein, no Revolving Lender shall be obligated to make any Loan Advance if, after giving effect to such Loan Advance and the addition to the Collateral of the Eligible Loans to be acquired by the Borrower with the proceeds of such Loan Advance, (i) an Event of Default, Default or Collateral Manager Default would result therefrom on the date of such Loan Advance, (ii) a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency would occur or (iii) the Advances Outstanding made by such Revolving Lender would exceed its Commitment.

60 4147-5771-6068.5 (c) During the Revolving Period, the Borrower may, at its option, request the Swingline Lender make Swingline Advances to the Borrower by delivering a Funding Notice with respect to such requested Swingline Advance to the Administrative Agent, which shall forward such Funding Notice to the Swingline Lender and provide notification to the Lenders with respect thereto. Following the receipt of a Funding Notice during the Revolving Period and subject to the terms and conditions hereinafter set forth, the Swingline Lender shall make the requested Swingline Advances to the Borrower. Swingline Advances will only be funded in Dollars. Notwithstanding anything to the contrary herein, the Swingline Lender shall not be obligated to fund any Swingline Advance if, after giving effect to the amount of the Swingline Advance requested and the addition to the Collateral of the Eligible Loans to be acquired by the Borrower with the proceeds of such Swingline Advance, (i) in the sole discretion of the Swingline Lender, a Default or Event of Default would or could be expected to result therefrom or (ii) a Borrowing Base Deficiency would occur. (d) The Borrower may, with the written consent of the Administrative Agent, add additional Persons as Revolving Lenders and increase the Commitments hereunder; provided that, the Commitment of any Revolving Lender may only be increased with the prior written consent of such Lender and the Administrative Agent. Each additional Revolving Lender shall become a party hereto by executing and delivering to the Administrative Agent and the Borrower a Joinder Supplement and a representation letter in the form of Exhibit I. Upon such increase, Annex B hereto shall be deemed to be revised to reflect such increase in such Revolving Lender’s Commitment. (e) Advances to be made for the purpose of refunding Swingline Advances shall be made by the Revolving Lenders as provided in Section 2.17. Section 2.2. Procedures for Advances by the Lenders. (a) Subject to the limitations set forth herein, the Borrower may request a Loan Advance or Swingline Advance from the Lenders by delivering to the Lenders at certain times the information and documents set forth in this Section 2.2. (b) (x) With respect to any Swingline Advance, no later than 3:00 p.m. on the proposed Funding Date, and (y) with respect to any other Advance (A) if the Advance is denominated in Dollars, (I) prior to the Initial Syndication Date, no later than 3:00 p.m. on the proposed Funding Date and (II) on or after the Initial Syndication Date, no later than 3:00 p.m. one (1) Business Day prior to the proposed Funding Date, (B) if the Advance is denominated in Canadian Dollars, Euros or GBP, no later than 3:00 p.m. at least three (3) Business Days prior to the proposed Funding Date and (C) if the Advance is denominated in Australian Dollars, no later than 3:00 p.m. at least five (5) Business Days prior to the proposed Funding Date (or, in each case, such shorter time period as is acceptable to the Administrative Agent), the Borrower (or the Collateral Manager on its behalf), shall deliver: (i) to the Administrative Agent (with a copy to each Revolving Lender and/or Swingline Lender) and the Collateral Custodian a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof; 61 4147-5771-6068.5 (ii) to the Administrative Agent a description of the Obligor and the Loan(s) to be funded by the proposed Advance; (iii) to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; (iv) to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice which shall (a) specify whether such Advance is a Loan Advance or a Swingline Advance and the desired amount of such Advance, which amount shall not cause a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency and must be at least equal to $500,000 (or the Alternative Currency Equivalent thereof) (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed Funding Date of such Advance, (c) specify the Loan(s) to be financed on such Funding Date (including the appropriate file number, Obligor, original loan balance, OLB, Assigned Value and Purchase Price for each Loan) and, with respect to any Delayed Draw Loan or Revolving Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of such Loan(s) pursuant to Section 2.2(e) and (d) include a representation that all conditions precedent for an Advance described in Article III hereof have been met (except as otherwise provided in Section 2.2(e)). Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent and each Lender after 3:00 p.m. on the Business Day prior to the Business Day for which such Advance is requested or on a day that is not a Business Day, such Funding Notice shall be deemed to be received by the Administrative Agent and each Lender at 9:00 a.m. on the next Business Day. (c) On the proposed Funding Date, subject to the limitations set forth in Section 2.1(a) and upon satisfaction or waiver of the applicable conditions set forth in Article III: (i) in the case of a Loan Advance, each Revolving Lender shall make available to the Borrower in same day funds, by wire transfer to the account designated by the Borrower in the Funding Notice given pursuant to this Section 2.2, an amount equal to such Revolving Lender’s Pro Rata Share of the least of (1) the amount requested by the Borrower for such Loan Advance, (2) the aggregate unused Commitments then in effect and (3) the maximum amount that, after taking into account the proposed use of the proceeds of such Loan Advance, could be advanced to the Borrower hereunder without causing a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency; and (ii) in the case of a Swingline Advance, the Swingline Lender shall make available to the Borrower in same day funds by wire transfer to the account designated by the Borrower in the applicable Funding Notice given pursuant to this Section 2.2, an amount equal to the least of (1) the amount requested by the Borrower for such Swingline Advance, (2) the positive difference between (A) the Swingline Commitment then in effect and (B) the aggregate outstanding Swingline Advances as of 62 4147-5771-6068.5 such date, (3) the maximum amount that, after taking into account the proposed use of the proceeds of such Swingline Advance, could be advanced to the Borrower hereunder without causing a Borrowing Base Deficiency and (4) the unused Commitment of the Swingline Lender at such time in its capacity as a Lender. (d) On each Funding Date, the obligation of each Revolving Lender to remit its Pro Rata Share of any such Loan Advance shall be several from that of each other Revolving Lender and the failure of any Revolving Lender to so make such amount available to the Borrower shall not relieve any other Revolving Lender of its obligation hereunder. (e) Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) an Event of Default or (ii) the Revolving Period End Date, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Borrower shall request an Advance in the amount of such shortfall (the “Exposure Amount Shortfall”). Following receipt of a Funding Notice (including a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested), the Lenders shall fund such Exposure Amount Shortfall in accordance with Section 2.2(b) as if the Revolving Period were still in effect and notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 3.2), except that no Lender shall make any Advance to the extent that, after giving effect to such Advance, a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) would exist. (f) Notwithstanding anything to the contrary contained in this Section 2.2, the Swingline Lender shall not be obligated to make any Swingline Advance at a time when any other Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements (which may include the delivery of cash collateral) with the Borrower or such Defaulting Lender which are satisfactory to the Swingline Lender to eliminate the Swingline Lender’s Fronting Exposure (after giving effect to the application of funds pursuant to Section 2.17(a)(ii)) with respect to any such Defaulting Lender. (g) Each Term Rate Advance shall automatically Rollover upon the termination of each applicable Interest Period without notice from the Borrower until repaid. On each Rollover Date, all Term Rate Advances in the same Available Currency that are outstanding on such Rollover Date shall, whether or not they are separate Term Rate Advances prior to such Rollover Date, be combined into a single Term Rate Advance in such Available Currency with one (1) Interest Period related to such Term Rate Advance. Section 2.3. Reduction of the Facility Amount; Optional Repayments. (a) The Borrower shall be entitled at its option to terminate the Facility Amount in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the Advances Outstanding, accrued Interest and Breakage Costs; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent at least (x) ten (10) Business Days prior to such termination of the Facility Amount in whole and (y) one (1) Business Day prior to such reduction of the Facility Amount in part; (ii) any partial reduction of the Facility Amount shall be in an amount equal to $2,500,000 (or the Alternative Currency Equivalent thereof) and 63 4147-5771-6068.5 in integral multiples of $250,000 (or the Alternative Currency Equivalent thereof) in excess thereof; and (iii) in the case of such termination or reduction on or prior to the second anniversary of the Closing Date other than in connection with (i) a refinancing using the proceeds of any (a) other financing in which the Administrative Agent or an Affiliate thereof holds at least 25% of the aggregate commitments of such replacement or other financing or (b) distributed capital markets offering or (ii) an amendment and restatement of this Agreement, the Borrower shall pay to the Administrative Agent the applicable Commitment Reduction Fee in accordance with Section 2.7 or Section 2.8, as applicable. Any request for a reduction or termination pursuant to this Section 2.3(a) shall be irrevocable. The Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder but subject to Section 2.18(b) which may result in a non pro rata reduction) of the aggregate amount of any reduction under this Section 2.3(a). (b) The Borrower shall be entitled at its option, at any time, to reduce Advances Outstanding; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent, (A) if the Advances Outstanding are denominated in Dollars, (x) if Wells Fargo is the only Lender hereunder, no later than 3:00 p.m. on the proposed day of such reduction or (y) if Wells Fargo is not the only Lender hereunder, no later than 3:00 p.m. one Business Day prior to the reduction, (B) if the Advances Outstanding are denominated in Canadian Dollars, Euros or GBP, no later than 3:00 p.m. three (3) Business Days prior to the reduction and (C) if the Advances Outstanding are denominated in Australian Dollars, no later than 3:00 p.m. five (5) Business Days prior to the reduction, and (ii) any reduction of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists) shall be in a minimum amount of $500,000 (or the Alternative Currency Equivalent thereof) and in integral multiples of $100,000 (or the Alternative Currency Equivalent thereof) in excess thereof. In connection with any such reduction of Advances Outstanding, the Borrower shall deliver to each Lender (1) instructions to reduce such Advances Outstanding and (2) funds sufficient to repay such Advances Outstanding together with all accrued Interest and any Breakage Costs; provided that, the Advances Outstanding will not be reduced unless sufficient funds have been remitted to pay the related accrued Interest and Breakage Costs, if any, in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(b) to, subject to Section 2.18(b), the pro rata reduction of the Advances Outstanding, to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid and to the payment of any Breakage Costs. Any Advance so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(b) shall be irrevocable. (c) At any time after the nine-month anniversary of the Closing Date and on or prior to the date set forth in clause (a) of the definition of “Revolving Period End Date,” the Borrower may make a request to the Lenders to extend the date set forth in clause (a) of the definition of “Revolving Period End Date” (and in accordance therewith, the Facility Maturity Date shall be automatically extended) for an additional period of one (1) year (or such shorter period as determined by the Collateral Manager). Each Lender shall have the right in its sole discretion to approve or deny any such extension request. Upon written notice from the Administrative Agent and each Lender agreeing to such extension, the Revolving Period shall be

64 4147-5771-6068.5 extended to such date as is approved by each Lender for all purposes hereof (and clause (a) of the definition of “Revolving Period End Date” shall be deemed amended). Section 2.4. Determination of Interest and Non-Usage Fee. The Administrative Agent shall determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date) and the Non-Usage Fee (including any previously accrued and unpaid Non-Usage Fee) to be paid by the Borrower on each Payment Date for the related Accrual Period and shall advise the Collateral Manager thereof on the third Business Day prior to such Payment Date. In connection with the use or administration of any Benchmark, the Administrative Agent will have, in consultation with the Collateral Manager, the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Interest due on any Payment Date shall be calculated on the Determination Date immediately preceding such Payment Date using the Applicable Exchange Rate as of such Determination Date. In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Section 2.5. Exchange Rates; Currency Equivalents; Daily Simple RFR Advances. (a) The Administrative Agent shall determine the Dollar Equivalent amount of each Advance denominated in an Alternative Currency. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of any Required Reports or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of Advances Outstanding in any Alternative Currency for purposes of the Transaction Documents (including, for the avoidance of doubt, calculation of the Non-Usage Fee) shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with the making, Rollover or prepayment of an Advance, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Advance is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as 65 4147-5771-6068.5 determined by the Administrative Agent. (c) Notwithstanding the foregoing provisions of this Section 2.5 or any other provision of this Agreement, in connection with Daily Simple RFR Advances in an Alternative Currency, the Spot Rate on the applicable Funding Date shall be the Spot Rate in effect as of the Revaluation Date applicable to the first Advance of any such Daily Simple RFR Advances in such Alternative Currency (or, if applicable, any later Revaluation Date pursuant to clause (iii) of the definition of “Revaluation Date”). Section 2.6. Principal Repayments. (a) Unless sooner prepaid pursuant to the terms hereof, the Advances Outstanding shall be repaid in full on the Termination Date or on such later date as is agreed to in writing by the Borrower, the Collateral Manager, the Administrative Agent and the Lenders. (b) At the Borrower’s option in its sole discretion, it may take any of the following actions at any time to cure any Borrowing Base Deficiency or Borrowing Base Deficiency (Currency): (i) depositing Cash into the Principal Collection Account; (ii) repaying Advances Outstanding in accordance with Section 2.3(b); and/or (iii) posting additional Eligible Loans as Collateral. Section 2.7. Settlement Procedures. (a) On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Interest Collection Account and Interest Collections in the Australian Dollar Account, Canadian Dollar Account, the Euro Account and the GBP Account of the Borrower to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) pro rata to (A) the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(1)(A), Section 2.7(b)(1)(A) and Section 2.8(1)(A) shall not exceed $100,000 per annum, and (B) the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(1)(B), Section 2.7(b)(1)(B) and Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(2), Section 2.7(b)(2) and Section 2.8(2) shall not exceed $100,000 per annum; 66 4147-5771-6068.5 (3) pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s pro rata share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; (4) pro rata to the Administrative Agent and each Lender, all fees and other amounts, including any Increased Costs and Structuring Fee, but other than the principal of Advances Outstanding, Commitment Reduction Fees and Administrative Expenses, then due to each such Person under this Agreement; (5) if a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) exists, pro rata to each Lender, to reduce the Advances Outstanding in an amount necessary (and in the applicable Available Currency) to cure a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency), as applicable; (6) pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee; (7) (i) prior to the Revolving Period End Date, to the Unfunded Exposure Account in an amount necessary to cause the amount on deposit in the Unfunded Exposure Account to equal the Unfunded Exposure Equity Amount, and (ii) after the end of the Revolving Period, to the Unfunded Exposure Account in an amount equal to Exposure Amount Shortfall; (8) to the Equityholder, to make any applicable Permitted RIC Distribution; (9) first, to the Collateral Custodian, and second, on a pro rata basis to each other applicable party, to pay all other accrued and unpaid Administrative Expenses and Taxes; and (10) (A) during a Default, to remain in the Interest Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). (b) On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Principal Collection Account and Principal Collections in the Australian Dollar Account, Canadian Dollar Account, the Euro Account and the GBP Account to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) to (A) first, to the extent not paid pursuant to Section 2.7(a)(1)(A), to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(A), this Section 2.7(b)(1)(A) and Section 2.8(1)(A) shall not exceed 67 4147-5771-6068.5 $100,000 per annum and (B) second, to the extent not paid pursuant to Section 2.7(a)(1)(B), to the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(B), this Section 2.7(b)(1)(B) and Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the extent not paid pursuant to Section 2.7(a)(2), to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to Section 2.7(a)(2), this Section 2.7(b)(2) and Section 2.8(2) shall not exceed $100,000 per annum; (3) to the extent not paid pursuant to Section 2.7(a)(3), pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; (4) to the extent not paid pursuant to Section 2.7(a)(4), pro rata to the Administrative Agent and each Lender, all other fees and other amounts, including any Increased Costs and Structuring Fee, but other than the principal of Advances Outstanding, Commitment Reduction Fee and Administrative Expenses, then due to each such Person under this Agreement; (5) to the extent not paid pursuant to Section 2.7(a)(5), pro rata to each Lender, to reduce the Advances Outstanding in an amount necessary (and in the applicable Available Currency) to cure a Borrowing Base Deficiency or Borrowing Base Deficiency (Currency), as applicable; (6) to the extent not paid pursuant to Section 2.7(a)(6), pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee; (7) during the Revolving Period, as directed by the Collateral Manager, to (A) repay Advances Outstanding and/or (B) return cash to the Principal Collection Account for application in accordance with the terms hereof; (8) to the extent not paid pursuant to Section 2.7(a)(7), to the Unfunded Exposure Account in an amount equal to (i) prior to the Revolving Period End Date, necessary to cause the amount on deposit in the Unfunded Exposure Account to equal the Unfunded Exposure Equity Amount, and (ii) after the end of the Revolving Period, the Exposure Amount Shortfall; (9) if a Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists, pro rata to each Lender an amount necessary (and in the applicable Available Currency) to cure such Borrowing Base Deficiency or Borrowing Base Deficiency (Currency), as applicable; (10) to the extent not paid pursuant to Section 2.7(a)(8), to the Equityholder to make any applicable Permitted RIC Distribution;

68 4147-5771-6068.5 (11) to the extent not paid pursuant to Section 2.7(a)(9) and in the order set forth therein, to each applicable party to pay all other Administrative Expenses and Taxes; (12) if the Weighted Average Spread Test is not satisfied, (x) to be retained in the Principal Collection Account and invested in Eligible Loans or (y) to repay Advances Outstanding; and (13) (A) during a Default, to remain in the Principal Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). (c) The Collateral Manager may, in its sole discretion, direct the Collateral Custodian to make a payment to the Borrower from the Principal Collection Account on any Business Day other than a Payment Date if, both immediately prior and after giving effect to such payment (i) the Availability is greater than zero and (ii) no Default or Event of Default has occurred and is continuing. (d) Subject to the satisfaction of the applicable conditions set forth in Section 3.2, the Collateral Manager may direct the Collateral Custodian to withdraw funds on deposit in the Principal Collection Account on any Business Day in order to reinvest such funds in Eligible Loans to be pledged hereunder. Section 2.8. Alternate Settlement Procedures. On each Payment Date following the occurrence of and during the continuation of an Event of Default, the Collateral Manager (or, after delivery of a Notice of Exclusive Control, the Administrative Agent) shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Collection Account, the Australian Dollar Account, Canadian Dollar Account, the Euro Account and the GBP Account to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) to (A) first, to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(A), Section 2.7(b)(1)(A) and this Section 2.8(1)(A) shall not exceed $100,000 per annum, and (B) second, to the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(B), Section 2.7(b)(1)(B) and this Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to Section 2.7(a)(2), Section 2.7(b)(2) and this Section 2.8(2) shall not exceed $100,000 per annum; 69 4147-5771-6068.5 (3) pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; (4) pro rata to the Administrative Agent and each Lender, all other fees and other amounts, including any Increased Costs and Structuring Fee, but other than the principal of Advances Outstanding, Commitment Reduction Fee and Administrative Expenses, then due to each such Person under this Agreement; (5) to the Unfunded Exposure Account in an amount equal to Exposure Amount Shortfall; (6) pro rata to the Lenders to pay the Advances Outstanding and any accrued and unpaid Commitment Reduction Fee; (7) to the Equityholder, to make any applicable Permitted RIC Distribution; (8) first, to the Collateral Custodian, and second, on a pro rata basis to each other applicable party, to pay all other Administrative Expenses and Taxes; and (9) (A) so long as such Event of Default is continuing, to remain in the Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). Section 2.9. Collections and Allocations. (a) Collections. The Collateral Manager shall promptly identify any collections received as being on account of Interest Collections or Principal Collections in any Available Currency and shall transfer, or cause to be transferred, (i) all Collections received denominated in Dollars to the appropriate Collection Account within two (2) Business Days after such Collections are received, (ii) all Collections received denominated in Australian Dollars to the Australian Dollar Account within five (5) Business Days after such Collections are received, (iii) all Collections received denominated in Canadian Dollars to the Canadian Dollar Account within two (2) Business Days after such Collections are received, (iv) all Collections received denominated in Euros to the Euro Account within two (2) Business Days after such Collections are received and (v) all Collections denominated in GBP to the GBP Account within two (2) Business Days after such Collections are received. All Collections in (i) Australian Dollars shall be deposited into the Australian Dollar Account, (ii) Canadian Dollars shall be deposited into the Canadian Dollar Account, (iii) Euros shall be deposited into the Euro Account and (iv) GBP shall be deposited into the GBP Account. For purposes of Section 2.7 and Section 2.8, any Principal Collections and Interest Collections shall be applied on any Payment Date (i) first, to make payments in the applicable Available Currency and (ii) second, to make payments in any other Available Currency (pro rata based on available amounts from each other Available Currency), as converted by the Collateral Custodian at the direction of the Collateral Manager 70 4147-5771-6068.5 using the Applicable Exchange Rate; provided, that such payments shall be subject to availability of such funds pursuant to Section 2.7 and Section 2.8. The Collateral Manager shall instruct the Collateral Custodian on the Determination Date immediately preceding each Payment Date, to convert amounts on deposit in any Available Currency other than Dollars into Dollars to the extent necessary to make payments pursuant to Section 2.7 and Section 2.8 (as determined by the Collateral Manager using the Applicable Exchange Rate). Any Principal Collections may be converted by the Collateral Custodian at the direction of the Collateral Manager into another Available Currency on any Business Day (other than a Payment Date) using the Applicable Exchange Rate so long as no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists either prior to or after giving effect to such conversion. The Collateral Manager shall include a statement as to the amount of Principal Collections and Interest Collections on deposit on each Reporting Date in the Borrowing Base Certificate delivered pursuant to Section 5.1(p). (b) Excluded Amounts. With the prior written consent of the Administrative Agent, the Collateral Manager may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts if the Collateral Manager has, prior to such withdrawal and consent, delivered to the Administrative Agent and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent and each Lender. (c) Initial Deposits. On each Funding Date, the Collateral Manager will instruct the related Obligor to deposit all Collections with respect to Collateral being acquired by the Borrower on such date into the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable. (d) Investment of Funds. Unless a Collateral Manager Default or an Event of Default has occurred and is continuing, all amounts deposited in the Collection Account shall be invested in Permitted Investments selected by the Borrower or the Collateral Manager on its behalf on each Payment Date (or pursuant to standing instructions provided by the Collateral Manager); provided that, if a Collateral Manager Default or an Event of Default has occurred and is continuing, to the extent there are uninvested amounts in the Collection Account, all such amounts may be invested in Permitted Investments selected by the Administrative Agent (or pursuant to standing instructions provided by the Administrative Agent). Absent any such direction by the Borrower, Collateral Manager or Administrative Agent, as applicable, funds shall remain uninvested. All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the applicable Collection Account, in each case, as Principal Collections, and shall be applied on each Payment Date pursuant to the provisions of Section 2.7 or Section 2.8 (as applicable). Funds in the Australian Dollar Account, the Canadian Dollar Account, the Euro Account, the GBP Account, the Collateral Account and the Unfunded Exposure Account shall remain uninvested. (e) Unfunded Exposure Account. (i) Amounts on deposit in the Unfunded Exposure Account may be withdrawn (A) by the Collateral Custodian pursuant to Section 2.9(e)(ii) to fund any draw requests of the relevant Obligors under any Delayed Draw Loan or Revolving Loan or 71 4147-5771-6068.5 (B) if the amount on deposit in the Unfunded Exposure Account exceeds the Aggregate Unfunded Exposure Amount, by the Borrower (or the Collateral Manager on the Borrower’s behalf) to make a deposit into the Principal Collection Account to the extent of such excess. (ii) After the end of the Revolving Period, any draw request made by an Obligor under a Delayed Draw Loan or Revolving Loan, along with wiring instructions for the applicable Obligor, shall be forwarded by the Collateral Manager (on the Borrower’s behalf) to the Collateral Custodian (with a copy to the Administrative Agent) along with an instruction to the Collateral Custodian to withdraw the applicable amount from the Unfunded Exposure Account. Upon receipt of, and in accordance with, such instruction, the Collateral Custodian shall fund such draw request directly from the Unfunded Exposure Account. (f) For all U.S. federal tax reporting purposes, all income earned on the funds invested and allocable to the Accounts is legally owned by the Borrower (and beneficially owned by the Borrower or the Equityholder). The Borrower is required to provide to Western Alliance Trust Company, N.A., in its capacity as Collateral Custodian (i) an IRS Form W-9 or W-8 no later than the date hereof, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by Applicable Law or upon the reasonable request of the Collateral Custodian as may be necessary (a) to reduce or eliminate the imposition of U.S. withholding taxes and (b) to permit the Collateral Custodian to fulfill its tax reporting obligations under Applicable Law with respect to the Accounts or any amounts paid to the Borrower. The Borrower is further required to report to the Collateral Custodian comparable information upon any change in the legal or beneficial ownership of the income allocable to the Accounts. Western Alliance Trust Company, N.A., both in its individual capacity and in its capacity as Collateral Custodian, shall have no liability to the Borrower or any other person in connection with any tax withholding amounts paid, or retained for payment, to a governmental authority from the Accounts arising from the Borrower’s failure to timely provide an accurate, correct and complete IRS Form W-9 or W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Accounts absent the Collateral Custodian having first received (x) instructions with respect to the investment of such funds, and (y) the forms and other documentation required by this paragraph. (g) The Borrower shall bear all risks of investing in Collateral denominated in a foreign currency. For purposes of making any currency conversion required hereunder, save in the case of manifest error, the Collateral Custodian may rely conclusively on the determination of the Applicable Exchange Rate provided to it and shall not be liable for any losses, shortfalls or expenses associated with the determination of such rate or conversion and delivery of such amounts on behalf of the Borrower of such amounts. The Collateral Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions.

72 4147-5771-6068.5 Section 2.10. Payments, Computations, Etc. (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Collateral Manager hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 p.m. on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The Borrower or the Collateral Manager, as applicable, shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts (other than Advances) not paid or deposited when due hereunder at 5.25% per annum above the Prime Rate, payable on demand; provided that, such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to (x) CORRA or SONIA, which shall be based on a year consisting of 365 days or (y) the Base Rate and the Non-Usage Fee, which shall each be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days elapsed. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. For avoidance of doubt, to the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs then due pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest as provided in Section 2.10(a) until repaid in full. (c) If any Advance requested by the Borrower is not effectuated as a result of the Borrower’s actions or failure to fulfill any condition under Section 3.2, as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable Lender, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance, but excluding the Applicable Spread. Section 2.11. Fees. (a) The Collateral Manager on behalf of the Borrower shall pay or cause to be paid in accordance with Sections 2.7 and 2.8, the applicable Non-Usage Fee. (b) The Collateral Custodian shall be entitled to receive the Collateral Custodian Fee in accordance with Sections 2.7 and 2.8. (c) The Borrower shall pay to Orrick, Herrington & Sutcliffe LLP as counsel to the Administrative Agent on the Closing Date, its reasonable estimated fees and out-of-pocket expenses through the Closing Date, and shall pay all additional reasonable fees and out-of-pocket expenses of Orrick, Herrington & Sutcliffe LLP required to be paid by the Borrower hereunder and on the immediately following Payment Date after its receipt of an invoice therefor in accordance with the terms of Section 2.7 or 2.8, as applicable. 73 4147-5771-6068.5 Section 2.12. Increased Costs; Capital Adequacy; Illegality. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case, adopted, made or implemented after the Closing Date, shall (a) subject any Affected Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (c) impose any other condition (other than Taxes) affecting the ownership interest in the Collateral conveyed to the Lenders hereunder or any Affected Party’s rights hereunder or under any other Transaction Document, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under any other Transaction Document, then on the later of the next Payment Date and 30 days after receipt by the Borrower of demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered. (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, in each case, adopted, made or implemented after the Closing Date, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, on the later of the next Payment Date and 30 days after receipt by the Borrower of demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction. (c) If as a result of any event or circumstance similar to those described in clause (a) or (b) of this Section 2.12 that occurs after the Closing Date, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then on the later of the next Payment Date 74 4147-5771-6068.5 and 30 days after receipt of a statement describing such costs in reasonable detail, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it. (d) In determining any amount provided for in this Section 2.12, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.12 shall submit to the Collateral Manager a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error. (e) If a Disruption Event with respect to any Lender has occurred with respect to any then-current Benchmark, such Lender shall in turn so notify the Borrower, whereupon all Advances Outstanding made by the affected Lender in the applicable Available Currency will accrue Interest at the Base Rate from and including the date of such Disruption Event to, but excluding, the earlier of (x) such time as the conditions leading to such Disruption Event no longer exist and (y) the Benchmark Replacement Date for such Benchmark. (f) Failure or delay on the part of any Affected Party to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Affected Party’s right to demand or receive such compensation. Notwithstanding anything to the contrary in this Section 2.12, the Borrower shall not be required to compensate an Affected Party pursuant to this Section 2.12 for any amounts incurred more than six (6) months prior to the date that such Affected Party notifies the Borrower of such Affected Party’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect. (g) Each Lender agrees that it will take such commercially reasonable actions as the Borrower may reasonably request that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in this Section 2.12 or Section 2.13 provided that, no Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be disadvantageous to such Lender. In no event will Borrower be responsible for increased amounts referred to in this Section 2.12 which relates to any other entities to which Lenders provide financing. (h) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules and regulations promulgated thereunder or issued in connection therewith and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been introduced after the Closing Date, thereby constituting a change for which a claim for increased costs or additional amounts may be made hereunder with respect to the Affected Parties, regardless of the date enacted, adopted or issued. 75 4147-5771-6068.5 Section 2.13. Taxes. (a) Defined Terms. For purposes of this Section 2.13, the term “applicable law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.13) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, on the later of the next Payment Date and 30 days after receipt of a certificate referred to in the next succeeding sentence, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.16(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction

76 4147-5771-6068.5 Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.13, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower, the Collateral Custodian and the Administrative Agent, at the time or times reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent as will enable the Borrower, the Collateral Custodian or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.13(g)(ii)(1), (ii)(2) and (ii)(4) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (1) any Lender that is a U.S. Person shall deliver to the Borrower, the Collateral Custodian and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Collateral Custodian or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (2) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Collateral Custodian and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Collateral Custodian or the Administrative Agent), whichever of the following is applicable: i. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Transaction Document, 77 4147-5771-6068.5 executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; ii. executed copies of IRS Form W-8ECI; iii. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable); or iv. to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner; (3) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Collateral Custodian and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Collateral Custodian or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower, the Collateral Custodian or the Administrative Agent to determine the withholding or deduction required to be made; and (4) if a payment made to a Lender under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA 78 4147-5771-6068.5 if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower, the Collateral Custodian and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent as may be necessary for the Borrower, the Collateral Custodian and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (4), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower, the Collateral Custodian and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.13 (including by the payment of additional amounts pursuant to this Section 2.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document. 79 4147-5771-6068.5 Section 2.14. Discretionary Sales. The Borrower shall be permitted to sell Loans (each, a “Discretionary Sale”) subject to the following conditions: (i) no Collateral Manager Default or Event of Default has occurred and is continuing and, immediately after giving effect to such Discretionary Sale, no Collateral Manager Default, Default or Event of Default shall have occurred; (ii) immediately after giving effect to such Discretionary Sale, no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists; provided that, in the event a Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) shall have existed immediately prior to giving effect to such Discretionary Sale, the Borrower may, with the prior written consent of the Administrative Agent in its sole discretion, effect a Discretionary Sale; (iii) the Borrower shall have delivered a Borrowing Base Certificate to the Administrative Agent; (iv) such Discretionary Sale shall be made by the Collateral Manager, on behalf of the Borrower, to an unaffiliated third party purchaser in a transaction (i) reflecting arms-length market terms and (ii) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to the Discretionary Sale (other than that the Borrower has good title thereto, free and clear of all Liens and has the right to sell the related Loan), provided that the Borrower may make a Discretionary Sale to (A) an Affiliate of the Borrower with the prior written consent of the Administrative Agent in its sole discretion or (B) to the Seller pursuant to any exercise of the Seller’s mandatory repurchase obligation under Section 7.1 of the Sale Agreement; (v) on the related Discretionary Sale Date, the Administrative Agent, each Lender and the Collateral Custodian, as applicable, shall have received, as applicable, in immediately available funds, an amount equal to the sum of (a) an amount sufficient to reduce the Advances Outstanding such that, after giving effect to the transfer of the Loans that are the subject of such Discretionary Sale, no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) will exist plus (b) an amount equal to all unpaid Interest then due and owing to the extent reasonably determined by the Administrative Agent and the Lenders to be attributable to that portion of the Advances Outstanding to be repaid in connection with the Discretionary Sale plus (c) an aggregate amount equal to the sum of all other Obligations then due and owing to the Administrative Agent, each applicable Lender, the Affected Parties and the Indemnified Parties, as applicable, under this Agreement and the other Transaction Documents (or such lesser amount as consented to by the Administrative Agent pursuant to clause (ii) above);

80 4147-5771-6068.5 (vi) on the related Discretionary Sale Date, the proceeds (net of (x) amounts payable pursuant to Section 2.14(v) and (y) transactional expenses) from such Discretionary Sale shall be sent directly to the Collection Account; (vii) the aggregate OLB of all Loans which are sold by the Borrower in connection with a Discretionary Sale during any 12-month rolling period shall not exceed 30% of the highest Aggregate OLB at any point during such 12-month period (or such lesser number of months as shall have elapsed from the Closing Date as of such date); provided that, (a) any Discretionary Sale may be excluded from such 30% limitation with the prior written consent of the Administrative Agent and (b) any Discretionary Sale made pursuant to clause (B) of Section 2.14(iv) shall be excluded from such 30% limitation; provided, further, that the Borrower may make Discretionary Sales of Loans exceeding such 30% limitation if (x) all proceeds from such Discretionary Sales are applied pursuant to Section 2.3(b) to reduce Advances Outstanding and (y) the Facility Amount is concurrently reduced pursuant to Section 2.3(a) by an amount equal to the proceeds of such Discretionary Sales; and (viii) if such Discretionary Sale is to the Equityholder, (a) the aggregate principal of all Equityholder Loans which are sold or distributed by the Borrower to the Equityholder (excluding any Loans repurchased by the Equityholder pursuant to Section 7.1 of the Sale Agreement) shall not exceed, collectively, 20% of the Equityholder Purchased Loan Balance and (b) the aggregate principal of all Equityholder Loans that are defaulted Loans which are sold or distributed by the Borrower to the Equityholder (excluding any Loans repurchased by the Equityholder pursuant to Section 7.1 of the Sale Agreement) shall not exceed, collectively, 10% of the Equityholder Purchased Loan Balance. Section 2.15. Assignment of the Sale Agreement. The Borrower hereby collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, all of the Borrower’s right, title and interest in and to, but none of its obligations under, the Sale Agreement and any UCC financing statements filed under or in connection therewith. In furtherance and not in limitation of the foregoing, the Borrower hereby collaterally assigns to the Administrative Agent for the benefit of the Secured Parties its right to indemnification under the Sale Agreement. The Borrower confirms that the Administrative Agent, on behalf of the Secured Parties, at any time upon the occurrence and during the continuance of an Event of Default, shall have the right to enforce the Borrower’s rights and remedies under the Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties. Section 2.16. Effect of Benchmark Transition Event. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on 81 4147-5771-6068.5 the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.16(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Collateral Manager, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.16(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.16. For the avoidance of doubt, the Collateral Custodian shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of the then-applicable Benchmark (or other applicable Benchmark Replacement), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Transition Start Date or Benchmark Unavailability Period, (ii) to select, determine or designate any Benchmark Replacement, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. The Collateral Custodian shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of the then- applicable Benchmark (or other applicable Benchmark Replacement) and absence of a designated Benchmark Replacement, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with 82 4147-5771-6068.5 the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including any Eurocurrency Rate or Term CORRA) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the Borrower may revoke any pending request for an Advance denominated in the applicable Available Currency to be made during any Benchmark Unavailability Period. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the Base Rate shall be used instead of such Benchmark to calculate Interest with respect to the Advances Outstanding that bear interest at a rate based on such Benchmark. Section 2.17. Refunding of Swingline Advances. (a) Each Swingline Advance shall be refunded by the Revolving Lenders on the next Business Day following the date of such Swingline Advance (each such date, a “Swingline Refund Date”). Such refundings shall be made by the Revolving Lenders in accordance with their respective Pro Rata Shares and shall thereafter be reflected as Advances of the Revolving Lenders on the books and records of the Administrative Agent. Each Revolving Lender shall fund its respective Pro Rata Share of Advances as required to repay Swingline Advances outstanding to the Swingline Lender no later than 12:00 p.m. on the applicable Swingline Refund Date. (b) The Borrower shall repay to the Swingline Lender, within ten (10) days of demand, the amount of such Swingline Advances to the extent amounts received from the Revolving Lenders are not sufficient to repay in full the outstanding Swingline Advances requested or required to be refunded pursuant to Section 2.20(a). Such repayments by the Borrower shall not be required to comply with minimum notice and amount requirements otherwise applicable under Section 2.3(b). Each Revolving Lender acknowledges and agrees that its obligation to refund Swingline Advances in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 3.2. Further, each Revolving Lender agrees and 83 4147-5771-6068.5 acknowledges that if prior to the refunding of any outstanding Swingline Advances pursuant to this Section, an Insolvency Event relating to the Borrower or the Seller shall have occurred, each Revolving Lender shall, on the date the applicable Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refunded in an amount equal to its Pro Rata Share of the aggregate amount of such Swingline Advance. Each Revolving Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Revolving Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Revolving Lender’s participating interest in a Swingline Advance, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s participating interest was outstanding and funded). Section 2.18. Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, the Borrower may request such Lender provide an estimate of the costs and expenses that would be incurred by such Lender in connection with designating a different lending office for funding or booking its Advances hereunder or assigning its rights and obligations hereunder to another of its offices, branches or affiliates, in each case, which designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future and (ii) would not otherwise be disadvantageous to such Lender. Upon receipt of such estimate, the Borrower may approve the proposed designation or assignment, in which case the Lender shall use reasonable efforts to effect the same. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such approved designation or assignment. (b) Replacement of Lenders. If any Lender unaffiliated with the Administrative Agent requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, and, in either case, such Lender declines to effect a designation or assignment pursuant to Section 2.18(a), or if any Lender is a Defaulting Lender hereunder, or if any Lender does not consent to any amendment or modification (including in the form of a consent or waiver) that requires the approval of all affected Lenders in accordance with the terms of Section 12.1 which has been approved by the Required Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.16), all of its interests, rights and obligations under this Agreement and the Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

84 4147-5771-6068.5 (i) such assigning Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter; and (iii) such assignment does not conflict with Applicable Law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Section 2.19. Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.1; (ii) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing by that Defaulting Lender to the Swingline Lender hereunder; third, if so determined by the Administrative Agent or requested by the Swingline Lender, to be held as cash collateral for future funding obligations of that Defaulting Lender or any participation in any Swingline Advance; fourth as the Borrower may request (so long as no Event of Default exists (except to the extent caused by such Defaulting Lender, as determined by the Administrative Agent in its sole discretion)), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund future Advances under this Agreement; sixth, to the payment of any amounts owing to the other Revolving Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Revolving Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or 85 4147-5771-6068.5 Event of Default exists (except to the extent caused by such Defaulting Lender, as determined by the Administrative Agent in its sole discretion), to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Advances or funded participations in Swingline Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Advances of, and funded participations in Swingline Advances owed to, all non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of, and funded participations in Swingline Advances owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.17 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (iii) during any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Swingline Advances pursuant to Section 2.20, the “Pro Rata Share” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that each such reallocation shall be given effect only if the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Swingline Advances shall not exceed the positive difference, if any, of (A) the Commitment of that non-Defaulting Lender minus (B) the aggregate outstanding principal amount of the Advances of that Lender; (iv) such Defaulting Lender shall not be entitled to receive any Non- Usage Fee for any period during which that Lender is a Defaulting Lender (and under no circumstance shall the Borrower retroactively be or become required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender); and (v) promptly upon demand by the Swingline Lender or the Administrative Agent from time to time, the Borrower shall prepay Swingline Advances in an amount of all Fronting Exposure with respect to the Swingline Lender (after giving effect to clause (iii) above). (b) Termination of Defaulting Lender. The Borrower may terminate the unused amount of the Commitment of any Lender unaffiliated with the Administrative Agent that is a Defaulting Lender upon not less than two (2) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.17(a)(ii) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing (except to the extent caused by such Defaulting Lender, as determined by the Administrative Agent in its sole discretion) and (ii) such termination shall not 86 4147-5771-6068.5 be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, any Swingline Lender or any Lender may have against such Defaulting Lender. (c) If the Administrative Agent and the Swingline Lender determine in their respective sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held on a pro rata basis by the Lenders, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES Section 3.1. Conditions to Closing and Initial Advance. Neither any Lender, the Administrative Agent nor the Collateral Custodian shall be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied in the sole discretion of, or waived in writing by, the Administrative Agent: (a) Each Transaction Document shall have been duly executed by, and delivered to, the parties thereto, and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Administrative Agent. (b) The Administrative Agent shall have received reasonably satisfactory evidence that the Borrower, the Equityholder and the Collateral Manager have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby. (c) The Borrower, the Equityholder and the Collateral Manager shall each have delivered to the Administrative Agent a certification in the form of Exhibit D. (d) The Borrower, the Equityholder and the Collateral Manager shall each have delivered to the Administrative Agent a certificate as to whether such entity is Solvent in the form of Exhibit C. 87 4147-5771-6068.5 (e) The Collateral Manager shall have delivered to the Administrative Agent certification that no Default, Event of Default, Change of Control or Collateral Manager Default has occurred and is continuing. (f) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion or opinions of Dechert LLP counsel to the Borrower, covering (i) enforceability, grant and perfection of the security interests on the Collateral and (ii) non-consolidation of the Borrower with the Equityholder, in each case in form and substance reasonably acceptable to the Administrative Agent. (g) The Administrative Agent and each Lender shall have received copies of the Credit and Collection Policy. (h) The Administrative Agent and the Lenders shall have received, sufficiently in advance of the Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107- 56. (i) The UCC-1 financing statements naming (1) the Borrower as debtor and the Administrative Agent as secured party, and (2) the Seller as debtor, the Administrative Agent as assignee secured party and the Borrower as assignor secured party are in proper form for filing in the filing office of the appropriate jurisdiction and shall have been filed (or will be concurrently filed on the Closing Date or within one (1) Business Day thereafter) and, when filed, together with the Securities Account Control Agreement, are effective to perfect the Administrative Agent’s security interest in the Collateral such that the Administrative Agent’s security interest in the Collateral ranks senior to that of any other creditors of the Borrower, Equityholder or Seller (whether now existing or hereafter acquired), subject only to Permitted Liens. (j) The Administrative Agent shall have received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower, the Equityholder and the Collateral Manager (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect. (k) The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower and the Equityholder, and bankruptcy and pending lawsuits with respect to the Borrower and the Equityholder and the results of such search shall be satisfactory to the Administrative Agent. (l) The Administrative Agent and the Lenders shall have received the fees (including fees, disbursements and other charges of the Administrative Agent) to be received on

88 4147-5771-6068.5 the Closing Date referred to herein to the extent invoiced at least two (2) Business Days prior to the Closing Date. (m) The Equityholder shall have raised at least $300,000,000 in capital commitments from the investors of the Equityholder. Section 3.2. Conditions Precedent to All Advances and Reinvestments. (a) Each Loan Advance and Swingline Advance and each reinvestment of Principal Collections pursuant to Section 2.7(d) (each, a “Transaction”) shall be subject to the further conditions precedent that: (i) (x) with respect to any Swingline Advance, the Collateral Manager shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian), no later than 3:00 p.m. on the proposed Funding Date, and (y) with respect to any other Advance (A)(I) prior to the Initial Syndication Date, no later than 3:00 p.m. on the proposed Funding Date and (II) on or after the Initial Syndication Date, one (1) Business Day prior to the proposed Funding Date: (1) the documents required by Section 2.2(b) and a Loan List; and (2) a certificate of assignment substantially in the form of Exhibit F containing such additional information as may be reasonably requested by the Administrative Agent and each Lender or, with respect to any Loan with respect to which the Borrower is not party to any Underlying Instrument other than the relevant credit agreement, an assignment agreement in accordance with the requirements set forth in clause (a) of the definition of “Required Loan Documents”; (ii) with respect to any reinvestment of Principal Collections permitted by Section 2.7(d), the Collateral Manager shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian), no later than 3:00 p.m. one (1) Business Day prior to the day of any such reinvestment: (1) a Reinvestment Notice in the form of Exhibit A-3 and a Borrowing Base Certificate, executed by the Collateral Manager and the Borrower; and (2) a certificate of assignment substantially in the form of Exhibit F containing such additional information as may be reasonably requested by the Administrative Agent and each Lender or, with respect to any Loan with respect to which the Borrower is not party to any Underlying Instrument other than the relevant credit agreement, an assignment agreement in accordance with the requirements set forth in clause (a) of the definition of “Required Loan Documents”; 89 4147-5771-6068.5 (b) On the date of such Transaction the following shall be true and correct and the Borrower and the Collateral Manager shall have certified in the related Borrower’s Notice that all conditions precedent to the requested Transaction have been satisfied and shall thereby be deemed to have certified that: (i) The representations and warranties contained in Section 4.1 and Section 4.2 are true and correct in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a specific date); (ii) No event has occurred, or would result from such Transaction or from the application of proceeds thereof, that constitutes an Event of Default (unless it is a Borrowing Base Deficiency (Currency) that is cured by such Transaction), Default or Collateral Manager Default; (iii) On and as of such day, after giving effect to such Transaction, the Availability is greater than or equal to zero and no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) in the relevant Available Currency would occur; (iv) On and as of such day, the Borrower and the Collateral Manager each has performed in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) all of the covenants and agreements contained in this Agreement to be performed by such Person on or prior to such day; and (v) No Applicable Law prohibits or enjoins the making of such Advance by any Lender or the proposed reinvestment of Principal Collections. (c) The Revolving Period End Date or the Termination Date shall not have occurred; (d) On the date of such Transaction, the Administrative Agent shall have received such other approvals, opinions or documents as the Administrative Agent may reasonably require; (e) The Borrower and Collateral Manager shall have delivered to the Administrative Agent all reports required to be delivered as of the date of such Transaction including, without limitation, all deliveries required by Section 2.2; (f) The Borrower shall have paid all fees then required to be paid and, without duplication of Section 2.11(c), shall have reimbursed the Lenders, the Collateral Custodian and the Administrative Agent for all fees, costs and expenses then required to be paid of closing the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Lenders, the Collateral Custodian and the Administrative Agent; (g) The Borrower shall have received a copy of the related Approval Notice; 90 4147-5771-6068.5 (h) In connection with each Transaction, the Borrower shall have delivered to the Collateral Custodian (with a copy to the Administrative Agent), no later than 3:00 p.m. on the date of the related Transaction, (i) a Loan File with respect to each Loan proposed to be acquired by the Borrower in connection with such Transaction, and (ii) a faxed or an emailed copy of the duly executed original promissory notes for each Loan in respect of which a promissory note is issued (or, in the case of any Noteless Loan, a fully executed assignment agreement), and, if any Loans are closed in escrow, a written certification from the closing attorneys of such Loan confirming the possession of the Required Loan Documents and that all documentary conditions to such Loan have been satisfied; provided that, notwithstanding the foregoing, the Borrower shall cause the Loan Checklist and the Required Loan Documents to be in the possession of the Collateral Custodian within ten (10) Business Days of any related Purchase Date with respect to any Loan; (i) On and as of the date of such Transaction, the Weighted Average Spread Test is satisfied or if not satisfied, compliance with the Weighted Average Spread Test shall be maintained or improved after giving effect to such Transaction; provided that, if such Transaction is an Advance whose proceeds will be applied pursuant to Section 5.2(n)(ii), the Weighted Average Spread Test must be satisfied; (j) On or prior to the date of the initial Advance, the Administrative Agent shall have received evidence satisfactory to it in its sole discretion that at least the Required Minimum Equity Amount (which may include capital contributions in Cash, securities or Loans) has been deposited by the Equityholder into the Principal Collection Account or has been credited to the Collateral Account; and (k) To the extent any Loans being acquired by the Borrower in connection with such Transaction are being purchased from the Seller, a true sale opinion with respect to each Loan, in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion (it being acknowledged and agreed that the opinion delivered by Dechert LLP on the Closing Date is acceptable to the Administrative Agent and satisfies the requirements of this Section 3.2(j), so long as such sales are made in accordance with the facts described in such opinion and pursuant to the Sale Agreement). The failure of the Borrower to satisfy any of the foregoing conditions precedent in respect of any Loan Advance or Swingline Advance (which has not been waived by the Administrative Agent) shall give rise to a right of the Administrative Agent, which right may be exercised at any time on the demand of the Administrative Agent, to rescind the related Loan Advance or Swingline Advance and direct the Borrower to pay to the Administrative Agent for the benefit of the Lenders an amount equal to the Loan Advances or Swingline Advances made during any such time that any of the foregoing conditions precedent were not satisfied. Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. (a) The Administrative Agent shall hold all Certificated Securities (whether Loans or Permitted Investments) and Instruments in physical form at the Collateral Custodian’s offices set forth in Section 5.5(c). Any successor Collateral Custodian shall be a state or national 91 4147-5771-6068.5 bank or trust company which is not an Affiliate of the Borrower or the Seller and which is a Qualified Institution. (b) Each time that the Borrower (or the Collateral Manager on behalf of the Borrower) shall direct or cause the acquisition of any Loan or Permitted Investment, the Borrower shall (or the Collateral Manager on behalf of the Borrower), if such Loan or Permitted Investment has not already been transferred in accordance with its Underlying Instruments (including obtaining any necessary consents) to the Collateral Custodian, cause the transfer of such Loan or Permitted Investment in accordance with its Underlying Instruments (including obtaining any necessary consents) to the Collateral Custodian to be credited by the Collateral Custodian to the Collateral Account or held by the Collateral Custodian (on behalf of the Administrative Agent) in accordance with the terms of this Agreement. The security interest of the Administrative Agent in the funds or other property utilized in connection with such acquisition shall, immediately and without further action on the part of the Administrative Agent, be released. The Borrower and the Collateral Manager hereby authorize and direct the Collateral Custodian to credit the Collateral Account with any Loan (to the extent evidenced by an Instrument) or Permitted Investment transferred to the Borrower in accordance with its Underlying Instruments. (c) The Borrower (or the Collateral Manager on behalf of the Borrower) shall cause all Loans (to the extent evidenced by an Instrument) or Permitted Investments acquired by the Borrower to be transferred to the Collateral Custodian for credit by the Collateral Custodian to the Collateral Account, and shall cause all Loans and Permitted Investments acquired by the Borrower to be delivered to the Collateral Custodian by one of the following means (and shall take any and all other actions necessary to create and perfect in favor of the Administrative Agent a valid security interest in each Loan and Permitted Investment, which security interest shall be senior (subject to Permitted Liens) to that of any other creditor of the Borrower (whether now existing or hereafter acquired)): (i) in the case of an Instrument or a Certificated Security represented by a Security Certificate in registered form by having it Indorsed to the Collateral Custodian or in blank by an effective Indorsement or registered in the name of the Administrative Agent and by (A) delivering such Instrument or Security Certificate to the Collateral Custodian at the Corporate Trust Office and (B) causing the Collateral Custodian to maintain (on behalf of the Administrative Agent) continuous possession of such Instrument or Security Certificate at its offices set forth in Section 5.5(c) (except as otherwise permitted pursuant to this Agreement, including Section 7.8 or Section 7.9); (ii) in the case of an Uncertificated Security, by (A) causing the Administrative Agent to become the registered owner of such Uncertificated Security and (B) causing such registration to remain effective; (iii) in the case of any Security Entitlement, by causing each such Security Entitlement to be credited to a Securities Account in the name of the Borrower pursuant to the Securities Account Control Agreement;

92 4147-5771-6068.5 (iv) in the case of General Intangibles (including any Loan or Permitted Investment not evidenced by an Instrument) by filing, maintaining and continuing the effectiveness of, a financing statement naming the Borrower as debtor and the Administrative Agent as secured party and covering the Loan or Permitted Investment (as the case may be) as the collateral at the filing office of the Secretary of State of the State of Delaware. (d) The security interest of the Administrative Agent in any Collateral disposed of in a transaction permitted by this Agreement shall, immediately and without further action on the part of the Administrative Agent, be released and the Collateral Custodian shall immediately release such Collateral to, or as directed by, the Borrower. ARTICLE IV. REPRESENTATIONS AND WARRANTIES Section 4.1. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows as of the Closing Date, each Funding Date, and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made: (a) Organization and Good Standing. The Borrower has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Collateral. (b) Due Qualification. The Borrower is (i) duly qualified to do business and is in good standing as a limited liability company in its jurisdiction of formation, and (ii) has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified or to have obtained such licenses or approvals could not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority; Due Authorization; Execution and Delivery. The Borrower (i) has all necessary limited liability company power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of each Transaction Document to which it is a party and the transfer and assignment of an ownership and security interest in the Collateral on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Borrower is a party have been duly executed and delivered by the Borrower. 93 4147-5771-6068.5 (d) Binding Obligation. Each Transaction Document to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether considered in a suit at law or in equity). (e) No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) in any material respect conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Borrower’s certificate of formation, operating agreement or any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Borrower’s properties pursuant to the terms of any such Contractual Obligation or (iii) violate any Applicable Law in any material respect. (f) Agreements. The Borrower is not a party to any agreement or instrument or subject to any limited liability company restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. The Borrower is not in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such defaults could reasonably be expected to result in a Material Adverse Effect. (g) No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of any Transaction Document to which the Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Borrower is a party or (iii) that could reasonably be expected to have a Material Adverse Effect. (h) All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Borrower of each Transaction Document to which the Borrower is a party have been obtained other than any approvals, authorizations, consents, orders, licenses, filings or other actions the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect. (i) Bulk Sales. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require compliance with any “bulk sales” act or similar law by the Borrower. (j) Solvency. The Borrower is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under the Transaction Documents to which the Borrower is a party do not and will not render the Borrower not Solvent. (k) Taxes. (i) The Equityholder is and has always been a U.S. Person. 94 4147-5771-6068.5 (ii) The Borrower is a “disregarded entity” of the Equityholder for U.S. federal income tax purposes. (iii) The Borrower has filed or caused to be filed all U.S. federal and other material tax and information returns that are required to be filed by it and has paid or made adequate provisions for the payment of all U.S. federal and other material Taxes and all material assessments made against it or any of its property (other than any amount of Tax that is not yet due or the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower or the Equityholder, as applicable), and no U.S. federal or other material tax lien (other than a Permitted Lien in respect of Taxes) has been filed and, to the Borrower’s knowledge, no claim is being asserted with respect to any such Tax, fee or other charge (other than any claim the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower or the Equityholder, as applicable). (l) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, without limitation, the use of the proceeds from the transfer of the Collateral) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit” within the meaning of Regulation U. The foregoing shall not restrict the receipt by the Borrower of any Equity Security as a result of a workout or restructuring of any Obligor of a Loan. (m) Security Interest. (i) This Agreement creates a valid and continuing security interest (as defined in the UCC as in effect from time to time in the State of New York) in the Collateral in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is validly perfected under Article 9 of the UCC and is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Borrower; (ii) the Collateral is comprised of “instruments”, “security entitlements”, “general intangibles”, “certificated securities”, “uncertificated securities”, “securities accounts”, “investment property” and “proceeds” (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the Borrower has complied with its obligations under Section 4.1(m)(i); (iii) with respect to Collateral that constitutes Security Entitlements: (1) all of such Security Entitlements have been credited to one of the Accounts and the securities intermediary for each Account has agreed to 95 4147-5771-6068.5 treat all assets credited to such Account as Financial Assets within the meaning of the UCC as in effect from time-to-time in the State of New York; (2) the Borrower has taken all steps necessary to enable the Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each Account; and (3) the Accounts are not in the name of any Person other than the Borrower, subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. The Borrower has not instructed the securities intermediary of any Account to comply with the entitlement order of any Person other than the Administrative Agent; provided that, until the Administrative Agent delivers a Notice of Exclusive Control, the Borrower and the Collateral Manager may cause cash in the Accounts to be invested in Permitted Investments, and the proceeds thereof to be distributed in accordance with this Agreement. (iv) all Accounts constitute “securities accounts” as defined in the Section 8-501(a) of the UCC as in effect from time-to-time in the State of New York; (v) the Borrower owns and has good and marketable title to the Collateral free and clear of any Lien (other than Permitted Liens) of any Person; (vi) the Borrower has received all consents and approvals required by the terms of any Loan to the granting of a security interest in the Loans hereunder to the Administrative Agent, on behalf of the Secured Parties; (vii) the Borrower has taken all necessary steps to authorize the Administrative Agent to file all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in that portion of the Collateral in which a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in the Borrower’s jurisdiction of organization; (viii) other than the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement and the security interest granted to the Securities Intermediary pursuant to the Securities Account Control Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of any collateral included in the Collateral other than any financing statement (A) in favor of the Administrative Agent, (B) relating to the security interest, if any, granted to the Borrower under the Sale Agreement or (C) that has been terminated and/or fully and validly assigned to the Administrative Agent or the Borrower on or prior to the date hereof. There are no judgments against the Borrower that would constitute an Event of Default;

96 4147-5771-6068.5 (ix) all original executed copies of each underlying promissory note that constitute or evidence each Loan that is evidenced by a promissory note has been or, subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian; (x) the Borrower has received, or subject to the delivery requirements contained herein will receive, a written acknowledgment from the Collateral Custodian that the Collateral Custodian or its bailee is holding each underlying promissory note (if any) that evidence all Loans evidenced by a promissory note solely on behalf of the Administrative Agent for the benefit of the Secured Parties; (xi) none of the underlying promissory notes (if any) that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent on behalf of the Secured Parties; (xii) with respect to Collateral that constitutes an Uncertificated Security, the Borrower has caused the Administrative Agent to gain “control” of such Collateral pursuant to Section 8-106(c) of the UCC and such control remains effective; and (xiii) in the case of an Uncertificated Security, by (A) causing the Administrative Agent to become the registered owner of such Uncertificated Security and (B) causing such registration to remain effective. (n) Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Borrower or the Seller (other than projections, forward-looking information, general economic data, industry information, information relating to third parties, information or documentation prepared by such Person or one of its Affiliates for internal use or consideration, or statements as to (or the failure to make a statement as to) the value of, collectability of, prospects of or potential risks or benefits associated with a Loan or Obligor) to the Administrative Agent or any Lender in writing in connection with this Agreement are, as of their respective delivery dates (or such other date as may be specified therein), true, complete and correct in all material respects after giving effect to any updates thereto; provided that, to the extent any such information was not prepared by or under the direction of the Borrower, the Seller or an Affiliate thereof, such information is, as of the date such information is provided, (or such other date as may be specified therein) true, correct and complete to the actual knowledge of a Responsible Officer of the Borrower. (o) Location of Offices. The Borrower’s location (within the meaning of Article 9 of the UCC) is, and at all times has been, the State of Delaware. The Borrower’s Federal Employer Identification Number is that of the Equityholder and is correctly set forth on Exhibit D. The Borrower has not changed its name (whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of organization and has not changed its location within the four (4) months preceding the Closing Date (or, if less, the period of time since its formation). 97 4147-5771-6068.5 (p) Collection Account. The Collection Accounts (including any sub accounts thereof) are the only accounts to which Collections on the Collateral are sent. (q) Legal Name. The Borrower’s exact legal name is New Mountain Guardian IV Income Fund SPV, L.L.C. (r) Sale Agreement. The Sale Agreement (together with each assignment agreement to be delivered pursuant thereto and each Underlying Assignment Agreement) is the only agreement pursuant to which the Borrower has purchased or will purchase, or acquire by way of contribution, Collateral from the Seller or any Affiliate of the Seller, except as otherwise provided in Section 2.3 of the Sale Agreement. (s) Value Given. The Borrower shall have given reasonably equivalent value to (i) the Seller in consideration for the transfer to the Borrower of the Collateral pursuant to the Sale Agreement and (ii) the applicable third party seller of Collateral in consideration for the transfer to the Borrower of the Collateral, and no such transfer shall have been made for or on account of an antecedent debt, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code. (t) Accounting. The Borrower accounts for the transfers to it of interests in Collateral as sales for legal (other than tax) purposes on its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein. (u) Special Purpose Entity. The Borrower has not and shall not: (i) engage in any business or activity other than the purchase, receipt and management of Collateral, the transfer and pledge of Collateral under the Transaction Documents and such other activities as are incidental thereto; (ii) acquire or own any assets other than (a) the Collateral, (b) Permitted Investments and (c) incidental property as may be necessary for the operation of the Borrower and the performance of its obligations under the Transaction Documents, including, without limitation, capital contributions which it may receive from the Equityholder; (iii) merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (other than in accordance with the provisions hereof), without in each case first obtaining the prior written consent of the Administrative Agent, or except as permitted by this Agreement, change its legal structure or jurisdiction of formation; (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of the Administrative Agent, amend or modify (other than in accordance with the terms hereof and thereof), terminate or fail to comply with the provisions of, its operating agreement, or fail to observe limited liability company formalities; 98 4147-5771-6068.5 (v) own any Subsidiary or make any Investment in any Person (other than Permitted Investments) without the consent of the Administrative Agent; (vi) except as permitted by this Agreement, commingle its assets with the assets of any of its Affiliates, or of any other Person; (vii) incur any Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than Indebtedness to the Secured Parties hereunder or in conjunction with a repayment of all Advances owed to the Lenders and a termination of all the Commitments; (viii) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due; (ix) fail to maintain its bank accounts separate and apart from those of any other Person, other than as expressly provided in the Transaction Documents; (x) enter into any contract or agreement with any Person, except (a) the Transaction Documents, (b) the documents specifically contemplated by the Borrower LLC Agreement, (c) other contracts or agreements that are upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than such Person and (d) as otherwise permitted under the Transaction Documents; (xi) seek its dissolution or winding up in whole or in part; (xii) fail to correct any known misunderstandings regarding the separate identity of the Borrower and the Equityholder or any principal or Affiliate thereof or any other Person; (xiii) guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person; (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (a) to mislead others as to the identity of the Person with which such other party is transacting business, or (b) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates); (xv) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (xvi) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors; 99 4147-5771-6068.5 (xvii) except as may be required or permitted by the Code and regulations or other applicable state or local tax law, hold itself out as or be considered as a department or division of (a) any of its principals or Affiliates, (b) any Affiliate of a principal or (c) any other Person; (xviii) fail to maintain separate company records and books of account; provided, however, that the Borrower’s assets and liabilities may be included in a consolidated financial statement of the Equityholder so long as the separateness of the Borrower from the Equityholder and the unavailability of the Borrower’s assets and credit to satisfy the debts and other obligations of the Equityholder are disclosed by the Equityholder within all public filings that contain such consolidated financial statements; (xix) fail to pay its own liabilities and expenses only out of its own funds; (xx) fail to maintain a sufficient number of employees, if any, in light of its contemplated business operations or to pay the salaries of its own employees, if any; (xxi) acquire the obligations or securities of its Affiliates or stockholders; (xxii) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space, if any, provided by an Affiliate or services performed by any employee of an Affiliate; (xxiii) fail to use separate checks bearing its own name; (xxiv) pledge its assets to secure the obligations of any other Person; (xxv) (A) fail at any time to have at least one (1) independent manager or director (the “Independent Manager”) who is not currently (i) a manager, officer, employee or Affiliate of the Borrower or the Equityholder or any major creditor, or a manager, officer or employee of any such Affiliate (other than an independent manager or similar position of the Borrower, the Equityholder or an Affiliate), or (ii) the beneficial owner of any limited liability company interests of the Borrower or any voting, investment or other ownership interests of any Affiliate of the Borrower or of any major creditor or (B) fail to ensure that all limited liability company action relating to the selection, maintenance or replacement of the Independent Manager are duly authorized by the unanimous vote of the board of managers (including the Independent Manager) except as otherwise permitted pursuant to the Borrower LLC Agreement; (xxvi) fail to provide that the unanimous consent of all members or managers (including the consent of the Independent Manager) is required for the Borrower to take any Material Action; and (xxvii) take or refrain from taking, as applicable, each of the activities specified in the non-consolidation opinion of Dechert LLP, dated as of the date hereof upon which the conclusions expressed therein are based.

100 4147-5771-6068.5 (v) 1940 Act. The Borrower is not required to register as an “investment company” within the meaning of the 1940 Act. (w) ERISA. Except as would not reasonably be expected to constitute a Material Adverse Effect, (i) the present value of all benefits vested under all “employee pension benefit plans,” as such term is defined in Section 3 of ERISA which are subject to Title IV of ERISA and maintained by the Borrower, or in which employees of the Borrower are entitled to participate, other than a Multiemployer Plan (the “Pension Plans”), does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the most recent annual financial statements reflecting such amounts), (ii) no non-exempt prohibited transactions, failures to satisfy minimum funding standards, withdrawals or reportable events within the meaning of 4043 of ERISA, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, (each a “Reportable Event”) have occurred with respect to any Pension Plans that, in the aggregate, could subject the Borrower to any material tax, penalty or other liability and (iii) no notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated under Section 4041(f) of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appoint a trustee to administer a Pension Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan. (x) Compliance with Law. The Borrower has complied in all material respects with all Applicable Law to which it may be subject, and no item of Collateral contravenes in any material respect any Applicable Law (including, without limitation, all applicable predatory and abusive lending laws, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy). (y) Collections. The Borrower acknowledges that all Collections received by it or its Affiliates with respect to the Collateral transferred hereunder are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account within two Business Days after receipt as required herein. (z) Amendments. No Loan has been amended, modified or waived, except for amendments, modifications or waivers, if any, to such Collateral otherwise permitted under Section 6.4(a) and in accordance with the Credit and Collection Policy. (aa) Full Payment. As of the Funding Date thereof, the Borrower has no knowledge of any fact which should lead it to expect that any Loan will not be repaid by the related Obligor in full. (bb) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein or in any report, financial statement, exhibit, schedule, certificate or other document furnished by the Borrower pursuant hereto, in connection herewith or in connection with the negotiation hereof is true and correct in all material respects. 101 4147-5771-6068.5 (cc) Members of the Borrower. The sole member of the Borrower is a U.S. Person. (dd) Sanctions. None of the Borrower, any Person directly or indirectly Controlling the Borrower nor any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s actual knowledge, no Related Party of the foregoing (i) is a Sanctioned Person; (ii) is owned or controlled by, or is or has been acting or purporting to act for or on behalf of, directly or indirectly, a Sanctioned Person; or (iii) is, to the Borrower’s actual knowledge, under investigation for an alleged breach of Sanction(s) by a Governmental Authority that enforces Sanctions. To the Borrower’s actual knowledge, no investor in the Borrower is a Sanctioned Person. The Borrower will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this section. (ee) Anti-Money Laundering Laws and Anti-Corruption Laws. None of the Borrower, any Person directly or indirectly Controlling the Borrower nor any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s actual knowledge, no Related Party of the foregoing is, to the Borrower’s actual knowledge, under investigation for an alleged violation of Anti-Money Laundering Laws or Anti-Corruption Laws by a Governmental Authority that enforces such laws. (ff) Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification is true and correct in all respects as of the Closing Date. The Borrower will notify each Lender and Administrative Agent in writing promptly after becoming aware of any change in such information. The representations and warranties in Section 4.1(m) shall survive the termination of this Agreement and such representations and warranties may not be waived by any party hereto without the consent of the Administrative Agent. Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Collateral. The Borrower hereby represents and warrants, as of the Closing Date and as of each Funding Date: (a) Valid Security Interest. This Agreement constitutes a security agreement within the meaning of Section 9-102(a)(73) of the UCC as in effect from time to time in the State of New York. Upon the delivery to the Collateral Custodian of all Collateral constituting “instruments” and “certificated securities” (as defined in the UCC as in effect from time to time in the jurisdiction where the Collateral Custodian’s office set forth in Section 5.5(c) is located), the crediting of all Collateral that constitutes Financial Assets (as defined in the UCC as in effect from time to time in the State of New York) to an Account and the filing of the financing statements described in Section 4.1(m) in the jurisdiction in which the Borrower is located, the security interest created hereby shall be a valid and first priority perfected security interest in all of the Collateral (subject to Permitted Liens) in that portion of the Collateral in which a security interest may be created under 9 of the UCC as in effect from time to time in the State of New York. 102 4147-5771-6068.5 (b) Eligibility of Collateral. The Borrower has conducted such due diligence and other review as it considered necessary with respect to the Loans set forth on Schedule III. As of the Closing Date and each Funding Date, (i) the Loan List and the information contained in each Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing in all material respects of all Loans included in the Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete in all material respects as of the related Funding Date, (ii) each such Loan included in the Borrowing Base is an Eligible Loan, (iii) each Loan included in the Collateral is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws in all material respects and (iv) with respect to each Loan included in the Collateral, all material consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority or any Person required to be obtained, effected or given by the Borrower in connection with the transfer of an ownership interest or security interest in such Collateral to the Administrative Agent as agent for the benefit of the Secured Parties have been duly obtained, effected or given and are in full force and effect. (c) No Fraud. Each Loan was acquired by the Borrower without any fraud or material misrepresentation. Section 4.3. Representations and Warranties of the Collateral Manager. The Collateral Manager represents and warrants as follows as of the Closing Date, each Funding Date, and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made: (a) Organization and Good Standing. The Collateral Manager has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted. (b) Due Qualification. The Collateral Manager is duly qualified to do business and is in good standing as a limited liability company, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified or in good standing or to have obtained such licenses or approvals could not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority; Due Authorization; Execution and Delivery. The Collateral Manager (i) has all necessary limited liability company power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of each Transaction Document to which it is a party. This Agreement and each other Transaction Document to which the Collateral Manager is a party have been duly executed and delivered by the Collateral Manager. 103 4147-5771-6068.5 (d) Binding Obligation. Each Transaction Document to which the Collateral Manager is a party constitutes a legal, valid and binding obligation of the Collateral Manager enforceable against the Collateral Manager in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity). (e) No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Collateral Manager’s certificate of formation, operating agreement or any Contractual Obligation of the Collateral Manager, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral Manager’s properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law in any material respect. (f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Collateral Manager, threatened against the Collateral Manager, before any Governmental Authority (i) asserting the invalidity of any Transaction Document to which the Collateral Manager is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Collateral Manager is a party or (iii) that could reasonably be expected to have Material Adverse Effect. (g) All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Collateral Manager of each Transaction Document to which the Collateral Manager is a party have been obtained. (h) Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Collateral Manager (other than projections, forward-looking information, general economic data, industry information, information relating to third parties, information or documentation prepared by the Collateral Manager or one of its Affiliates for internal use or consideration, or statements as to (or the failure to make a statement as to) the value of, collectability of, prospects of or potential risks or benefits associated with a Loan or Obligor) to the Administrative Agent or any Lender in writing in connection with this Agreement are, as of their respective delivery dates (or such other date as may be specified therein), true, complete and correct in all material respects after giving effect to any updates thereto; provided that, to the extent any such information was not prepared by or under the direction of the Collateral Manager, such information is, as of the date such information is provided (or such other date as may be specified therein), true, correct and complete to the actual knowledge of a Responsible Officer of the Collateral Manager. (i) Collections. The Collateral Manager acknowledges that all Collections received by it or its Affiliates with respect to the Collateral transferred or pledged hereunder are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account within two (2) Business Days from receipt as required herein.

104 4147-5771-6068.5 (j) Solvency. The Collateral Manager is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under the Transaction Documents to which the Collateral Manager is a party do not and will not render the Collateral Manager not Solvent. (k) ERISA. Except as would not reasonably be expected to constitute a Material Adverse Effect, (i) the present value of all benefits vested under all Pension Plans of the Collateral Manager does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the most recent annual financial statements reflecting such amounts), (ii) no Reportable Events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Collateral Manager to any material tax, penalty or other liability and (iii) no notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated under Section 4041(f) of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appoint a trustee to administer a Pension Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan. (l) 1940 Act. The Collateral Manager is regulated as a business development company under the 1940 Act. (m) Compliance with Law. The Collateral Manager has complied in all material respects with all Applicable Law to which it may be subject, and no item of Collateral contravenes in any material respect any Applicable Law (including, without limitation, all applicable predatory and abusive lending laws, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy). (n) No Material Adverse Effect. No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on the Collateral Manager since its formation date. (o) Actions of the Collateral Manager. The Collateral Manager acknowledges and agrees that, as of the date hereof, all of the Loans owned by the Borrower as of the Closing Date (or subject to irrevocable commitments to purchase by the Borrower for settlement (as participations or assignments) after the Closing Date) are owned by way of an assignment (and not a participation) and are as set forth on Schedule III and hereby consents to the acquisition by the Borrower on the Closing Date (or, in respect of Loans with respect to which the Borrower has entered into irrevocable commitments to purchase as of the Closing Date for settlement after the Closing Date) of each Loan set forth on Schedule III. (p) Sanctions. None of the Collateral Manager, any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, no Related Party of the foregoing (i) is a Sanctioned Person; (ii) is owned or controlled by, or is or has been acting or purporting to act for or on behalf of, directly or indirectly, a Sanctioned Person; or (iii) is, to the Collateral Manager’s actual knowledge, under investigation for an alleged breach of Sanction(s) by a Governmental Authority that enforces Sanctions. To the Collateral Manager’s actual 105 4147-5771-6068.5 knowledge, no investor in the Collateral Manager is a Sanctioned Person. The Collateral Manager will notify each Lender and Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this Section 4.3(p). (q) Anti-Money Laundering Laws and Anti-Corruption Laws. None of the Collateral Manager, any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, no Related Party of the foregoing is under investigation for an alleged violation of Anti-Money Laundering Laws or Anti-Corruption Laws by a Governmental Authority that enforces such laws. Section 4.4. Representations and Warranties of the Collateral Custodian. The Collateral Custodian in its individual capacity and as Collateral Custodian represents and warrants as follows: (a) Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement. (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian, as the case may be. (c) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound. (d) No Violation. The execution and delivery of this Agreement, the performance of the Transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law as to the Collateral Custodian. (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained. (f) Validity, Etc. This Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity). 106 4147-5771-6068.5 Section 4.5. Representations and Warranties of the Seller. The Seller hereby represents and warrants, as of the Closing Date, each date the Borrower acquires any Collateral from the Seller and as of each Funding Date: (a) Eligibility of Collateral. The Seller has conducted the due diligence and other review it considered necessary with respect to each Loan acquired by the Borrower from the Seller. As of each date the Borrower acquires any Loan from the Seller, (i) each such Loan included in the Borrowing Base is an Eligible Loan and (ii) each such Loan included in the Collateral is free and clear of any Lien of any Person (other than Permitted Liens and any Lien which will be released contemporaneously with the acquisition thereof by the Borrower) and in compliance in all material respects with all Applicable Laws. (b) No Fraud. Each Loan originated by an unaffiliated third party was, to the Seller’s knowledge as of the date of the transfer by the Seller to the Borrower of such Loan, originated without any fraud or material misrepresentation. (c) Sanctions. None of the Seller nor any Person directly or indirectly Controlling the Seller (i) is a Sanctioned Person; (ii) is Controlled by or is acting on behalf of a Sanctioned Person; (iii) is, to the Seller’s knowledge, under investigation for an alleged breach of Sanction(s) by a governmental authority that enforces Sanctions; or (iv) will cause the Obligations to be repaid with proceeds derived from any transaction that would be prohibited by Sanctions or would otherwise cause any Lender or any other party to this Agreement to be in breach of any Sanctions. The Seller will notify each Lender and Administrative Agent in writing promptly after becoming aware of any breach of this Section 4.5(c). ARTICLE V. GENERAL COVENANTS Section 5.1. Affirmative Covenants of the Borrower. The Borrower covenants and agrees with the Lenders that during the Covenant Compliance Period: (a) Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Collateral or any part thereof. (b) Preservation of Company Existence. The Borrower will (i) preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation, (ii) qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect and (iii) maintain the Borrower LLC Agreement in full force and effect. 107 4147-5771-6068.5 (c) Performance and Compliance with Collateral. The Borrower will, at its expense, timely and fully perform and comply (or, by exercising its rights thereunder, cause the Seller to perform and comply pursuant to the Sale Agreement) with all provisions, covenants and other promises required to be observed by it under the Collateral, the Transaction Documents and all other agreements related to such Collateral. (d) Keeping of Records and Books of Account. The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities in all material respects. The Borrower will permit any representatives designated by the Administrative Agent to visit and inspect the financial records and the properties of such person upon reasonable advance notice and during normal business hours and as often as reasonably requested, without unreasonably interfering with such party’s business and affairs and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances and condition of such person with the officers thereof and independent accountants therefor, in each case, other than (x) material and affairs protected by the attorney-client privilege and (y) materials which such party may not disclose without violation of confidentiality obligations binding upon it; provided that the right of the Administrative Agent provided herein to visit and inspect the financial records and properties of the Borrower shall be limited to not more than one such visit and inspection in any fiscal year; provided further that, during the continuance of a Collateral Manager Default or an Event of Default, there shall be no limit to the number of such visits and inspections, and after the resolution of such Collateral Manager Default or Event of Default, the number of visits occurring in the current fiscal year shall be deemed to be zero. (e) Protection of Interest in Collateral. With respect to the Collateral, the Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the Sale Agreement or directly from the Equityholder or a third party, (ii) (at the Collateral Manager’s expense) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Collateral free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including, without limitation, (a) with respect to the Loans and that portion of the Collateral in which a security interest may be perfected by filing and maintaining (at the Collateral Manager’s expense), effective financing statements against the Obligor in all necessary or appropriate filing offices, (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect thereto in such filing offices, (including any amendments thereto or assignments thereof) and (b) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral. (f) Deposit of Collections. (i) The Borrower shall, or shall cause the Collateral Manager to, instruct each Obligor (or with respect to any Closing Date Participation Interest for which the Elevation Date has not yet occurred, the applicable participation seller) to deliver all

108 4147-5771-6068.5 Collections to the applicable Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable. (ii) The Borrower shall promptly (but in no event later than two (2) Business Days after receipt) deposit all Collections received by such party in respect of the Collateral into the appropriate Account as set forth in clause (i) above; provided that in the case of any Interest Collections pertaining to Closing Date Participation Interests, such amounts shall be deposited into the Interest Collection Account within seven (7) days after receipt. (g) Special Purpose Entity. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(u). (h) Credit and Collection Policy. The Borrower will (a) comply in all material respects with the Credit and Collection Policy in regard to the Collateral, and (b) furnish to the Administrative Agent prior to its effective date, prompt written notice of any changes in the Credit and Collection Policy. The Borrower will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy without the prior written consent of the Administrative Agent; provided that, no consent shall be required from the Administrative Agent in connection with any change mandated by Applicable Law or a Governmental Authority as evidenced by an Opinion of Counsel to that effect delivered to the Administrative Agent. (i) Events of Default. Promptly following the Borrower’s knowledge or notice of the occurrence of any Event of Default or Default, the Borrower will provide the Administrative Agent with written notice of the occurrence of such Event of Default or Default of which the Borrower has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto. (j) Obligations and Taxes. (i) The Borrower shall pay its material Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all U.S. federal and other material Taxes and withholding Tax obligations before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien (other than Permitted Liens) upon such properties or any part thereof and enforce all material indemnities and rights against Obligors in accordance with this Agreement and all rights against the Seller under the Sale Agreement or with respect to any U.S. federal and other material Tax or withholding Tax; provided, that such payment and discharge shall not be required with respect to any such U.S. federal and other Taxes or other obligations so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower and/or the Equityholder, as appropriate, shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation or Taxes and enforcement of a Lien. 109 4147-5771-6068.5 (ii) The Borrower will be a “disregarded entity” of the Equityholder for U.S. federal income tax purposes. (iii) The Borrower will file or cause to be filed all material tax and information returns that are required to be filed by it (if any). (k) Use of Proceeds. The Borrower will use the proceeds of the Advances only to originate or acquire Loans, to fund draws under Delayed Draw Loans and Revolving Loans, to make distributions (including Permitted RIC Distributions) to its member in accordance with the terms hereof or to pay related expenses (including expenses payable hereunder). (l) Beneficial Ownership Regulation. Promptly following any request therefor, the Borrower shall deliver to the Administrative Agent information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation. (m) Adverse Claims. The Borrower will not create, or participate in the creation of, or permit to exist, any Liens on any of the Accounts other than the Lien created by this Agreement and other Permitted Liens and Liens expressly permitted under the Securities Account Control Agreement. (n) Notices. The Borrower will furnish (or cause the Equityholder to furnish) to the Administrative Agent: (i) Auditors’ Management Letters. Promptly after the receipt thereof, any auditors’ management letters are received by the Borrower or by its accountants; (ii) Representations and Warranties. Promptly after receiving knowledge or notice of the same, the Borrower shall notify the Administrative Agent if any representation or warranty set forth in Section 4.1 or Section 4.2 was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of the Borrower which would render any of the said representations and warranties untrue as of such Funding Date; (iii) ERISA. Promptly after receiving notice of any “reportable event” (as defined in Title IV of ERISA) with respect to the Borrower (or any ERISA Affiliate thereof), a copy of such notice; (iv) Proceedings. As soon as possible and in any event within three (3) Business Days after an executive officer of the Borrower receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or 110 4147-5771-6068.5 material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder; provided that, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder in excess of $1,000,000 shall be deemed to be material for purposes of this Section 5.1(n); (v) Notice of Certain Events. Promptly upon becoming aware thereof, notice of (1) any Collateral Manager Default, (2) any Value Adjustment Event, (3) any Change of Control, (4) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Purchase Date in respect of such Loan) listed in the definition of “Eligible Loan”, and (6) of the occurrence of any event of default by an Obligor on any Loan (after giving effect to any grace period under the related Underlying Instruments); (vi) Organizational Changes. As soon as possible and in any event within fifteen (15) Business Days after the effective date thereof, notice of any change in the name, jurisdiction of organization, organizational structure or location of records of the Borrower or the Equityholder; provided that, the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; (vii) Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, notice of any material change in the accounting policies of the Borrower; and (viii) Removal and Resignation of Independent Manager. No less than five (5) Business Days prior to any removal of the Independent Manager of any such removal, and within five (5) Business Days after any resignation of the Independent Manager. (o) Contest Recharacterization. The Borrower shall in good faith contest any attempt to recharacterize the treatment of the Loans as property of the bankruptcy estate of the Equityholder. (p) Payment Date Reporting. The Borrower shall deliver (or shall cause to be delivered) a Borrowing Base Certificate on each Reporting Date, determined as of the immediately preceding Determination Date. Each such Borrowing Base Certificate delivered immediately prior to a Payment Date shall contain instructions to the Collateral Custodian to withdraw on the related Payment Date from the applicable Collection Account and pay or 111 4147-5771-6068.5 transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 2.7 or Section 2.8, as applicable. (q) Reserved. (r) Equityholder Financial Statements. The Borrower will cause the Equityholder to submit to the Administrative Agent and each Lender, (A) within sixty (60) days after the end of each of its fiscal quarters (excluding the fiscal quarter ending on the date specified in clause (B)), commencing with the first fiscal quarter after the Closing Date, consolidated unaudited financial statements of the Equityholder for the most recent fiscal quarter and (B) within one hundred and twenty (120) days after the end of each fiscal year, commencing with the first fiscal year ended after the Closing Date, consolidated audited financial statements of the Equityholder, audited by a firm of nationally recognized independent public accountants; provided, that the financial statements required to be delivered pursuant to this clause (r) which are made available via EDGAR, or any successor system of the U.S. Securities Exchange Commission, in the Equityholder’s quarterly report on Form 10-Q, shall be deemed delivered on the date such documents are made so available. (s) Further Assurances. The Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, agreements or instruments) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the security interests and Liens created or intended to be created hereby. Such security interests and Liens will be created hereunder and the Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 5.1(s). The Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. (t) Non-Consolidation. The Borrower shall at all times act in a manner such that each of the assumptions made by Dechert LLP in their opinion delivered pursuant to Section 3.1(f)(ii) is true and accurate in all material respects. The Borrower shall at all times observe and be in compliance in all material respects with all covenants and requirements in the Borrower LLC Agreement. (u) Loan Acquisitions. All Loans acquired by the Borrower shall be acquired either from the Seller pursuant to the Sale Agreement or from an unaffiliated third party, except as otherwise provided in Section 2.3 of the Sale Agreement. (v) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The Borrower shall, and the Borrower shall ensure that and each Person directly or indirectly Controlling the Borrower and each Person directly or indirectly Controlled by the Borrower and, to the Borrower’s actual knowledge, any Related Party of the foregoing will: (i) comply with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws; (ii) conduct the

112 4147-5771-6068.5 requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, including with respect to the legitimacy of any applicable investor and the origin of the assets used by such investor to purchase the property in question, and will maintain sufficient information to identify any applicable investor for purposes of the Anti-Money Laundering Laws; (iii) not, directly or indirectly, use the proceeds of any Advance hereunder to fund, finance or facilitate any activities, business or transactions that are in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws; and (iv) not fund any repayment of the Obligations with proceeds that are directly or, to its actual knowledge, indirectly derived from any transaction or activity that is prohibited by any Anti- Corruption Laws or Anti-Money Laundering Laws, or that could otherwise cause any Lender or any other party to this Agreement to be in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. (w) Compliance with Sanctions. The Borrower shall, and shall ensure that any Person directly or indirectly Controlling the Borrower or any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s actual knowledge, any Related Party of the foregoing will, comply with all applicable Sanctions, and maintain policies and procedures reasonably designed to ensure compliance with Sanctions. The Borrower will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this Section 5.1(w). (x) Other. The Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager or the Borrower as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or the other Secured Parties under or as contemplated by this Agreement. Section 5.2. Negative Covenants of the Borrower. During the Covenant Compliance Period: (a) Other Business. The Borrower will not (i) engage in any business other than (A) entering into and performing its obligations under the Transaction Documents and other activities contemplated by the Transaction Documents and the Borrower LLC Agreement, (B) the acquisition, ownership and management of the Collateral and (C) the sale or disposition of Loans and other Collateral as permitted hereunder, (ii) incur any Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to the Transaction Documents or (iii) form any Subsidiary or make any Investment in any other Person (other than Permitted Investments). (b) Collateral Not to be Evidenced by Instruments. The Borrower will take no action to cause any Loan that is not, as of the Closing Date or the related Purchase Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is promptly delivered to the Administrative Agent, together with an Indorsement in blank, as collateral security for the Obligations. 113 4147-5771-6068.5 (c) Security Interests. Except as otherwise permitted herein or in respect of any Discretionary Sale or other sale permitted hereunder or required under the Sale Agreement, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. The Borrower will promptly notify the Administrative Agent of the existence of any Lien (other than Permitted Liens) on any Collateral and the Borrower shall defend the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Collateral against all claims of third parties; provided that, nothing in this Section 5.2(c) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any of the Collateral. (d) Mergers, Acquisitions, Sales, etc. The Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or all or substantially all of the equity interests of any other Person (other than in connection with the enforcement or collection of any Loan or as a result of a workout or restructuring of an Obligor), or sell, transfer, convey or lease all or substantially all of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as otherwise permitted pursuant to this Agreement or the Sale Agreement). (e) Change of Location of Underlying Instruments. The Borrower shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s offices set forth in Section 5.5(c) on the Closing Date (except as otherwise permitted pursuant to this Agreement, including Section 7.8 or Section 7.9), unless the Borrower has given at least thirty (30) days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to ensure that the Secured Parties’ first priority perfected security interest (subject to Permitted Liens) continues in effect. (f) ERISA Matters. Except as would not reasonably be expected to constitute a Material Adverse Effect, the Borrower will not (a) engage or knowingly permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (b) permit to exist any failure to satisfy minimum funding standards, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Pension Plan other than a Multiemployer Plan, (c) fail to make or knowingly permit any ERISA Affiliate to fail to make, any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (d) terminate any Pension Plan so as to result in any liability, or (e) permit to exist any occurrence of any Reportable Event with respect to a Pension Plan. (g) Borrower LLC Agreement. The Borrower will not amend, modify, waive or terminate (i) any provision of the Borrower LLC Agreement if such amendment, modification, waiver or termination would result in a Default, Event of Default or Material Adverse Effect or (ii) any Special Purpose Provision, in each case without the prior written consent of the Administrative Agent. 114 4147-5771-6068.5 (h) Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Collateral Manager to make any change, in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, the Australian Dollar Account, Canadian Dollar Account, Euro Account or GBP Account, as applicable, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (i) Reserved. (j) Fiscal Year. The Borrower shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including a pro forma financial statements demonstrating the impact of such change. (k) Change of Control. The Borrower shall not enter into any transaction or agreement which results in a Change of Control. (l) Sole Ownership. The Borrower shall not have more than one (1) owner of its membership interests during the term of this Agreement. (m) Disregarded Entities. The Borrower shall not file any election or take any position to be other than a “disregarded entity” for U.S. tax purposes. (n) Restricted Payments. The Borrower shall not make any Restricted Payments other than (i) with respect to Permitted RIC Distributions and amounts the Borrower receives, in each case, in accordance with Section 2.7 or Section 2.8, (ii) with proceeds of Advances otherwise made in compliance with this Agreement and (iii) with Principal Collections, so long as (x) the Revolving Period End Date has not ended and (y) no Default or Event of Default has occurred and is continuing or would result. (o) Compliance with Sanctions. The Borrower shall not, and shall ensure that any Person directly or indirectly Controlling the Borrower, any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s actual knowledge, any Related Party of the foregoing will not, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund, finance, or facilitate any activities, business or transactions of or with a Sanctioned Person or (ii) in any other manner that is prohibited by Sanctions or that could otherwise cause any Lender to be in breach of any Sanctions. The Borrower will not fund any repayment of the Obligations with proceeds derived, directly or, to its actual knowledge, indirectly, from any transaction that is prohibited by Sanctions or that could otherwise cause any Lender or any other party to this Agreement, or, to its actual knowledge, any Related Party, to be in breach of any Sanctions. The Borrower will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this Section 5.2(o). 115 4147-5771-6068.5 Section 5.3. Affirmative Covenants of the Collateral Manager. The Collateral Manager covenants and agrees with the Lenders that during the Covenant Compliance Period: (a) Compliance with Law. The Collateral Manager will comply in all material respects with all Applicable Law, including those with respect to the Collateral or any part thereof. (b) Preservation of Company Existence. The Collateral Manager will (i) preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Performance and Compliance with Collateral. The Collateral Manager will duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each item of Collateral and will do nothing to impair the rights of the Administrative Agent, as agent for the Secured Parties, or of the Secured Parties in, to and under the Collateral. (d) Keeping of Records and Books of Account. (i) The Collateral Manager will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain in all material respects all documents, books, records and other information reasonably necessary or advisable for the collection of all Collateral and the identification of the Collateral. (ii) The Collateral Manager shall permit the Administrative Agent or its designated representatives to visit the offices of the Collateral Manager during normal office hours and upon reasonable advance notice and examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the officers or employees of the Collateral Manager having knowledge of such matters; provided that the right of the Administrative Agent provided herein to visit and inspect the financial records and properties of the Collateral Manager shall be limited to not more than one (1) such visit and inspection in any fiscal year; provided further that after the occurrence of a Collateral Manager Default or an Event of Default and during its continuance, there shall be no limit to the number of such visits and inspections, and after the resolution of such Collateral Manager Default or Event of Default, the number of visits occurring in the current fiscal year shall be deemed to be zero. (iii) The Collateral Manager will on or prior to the date hereof, mark its master data processing records and other books and records relating to the Collateral with

116 4147-5771-6068.5 a legend, acceptable to the Administrative Agent, describing the pledge of the Collateral by the Borrower to the Administrative Agent as agent for the Secured Parties hereunder. (e) Preservation of Security Interest. The Collateral Manager (at its own expense) will authorize the Administrative Agent to file such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the first priority perfected security interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Loans and proceeds thereof and that portion of the Collateral in which a security interest may be perfected by filing (subject to Permitted Liens). (f) Credit and Collection Policy. The Collateral Manager will (i) comply in all material respects with the Credit and Collection Policy in regard to the Collateral, and (ii) furnish to the Administrative Agent prior to its effective date, prompt written notice of any changes in the Credit and Collection Policy. The Collateral Manager will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy without the prior written consent of the Administrative Agent; provided that, no consent shall be required from the Administrative Agent in connection with any change mandated by Applicable Law or a Governmental Authority as evidenced by an Opinion of Counsel to that effect delivered to the Administrative Agent. Compliance by the Collateral Manager with this covenant shall be deemed to constitute compliance by the Borrower with its corresponding obligations under Sections 5.1(h). (g) Events of Default. Promptly following the Collateral Manager’s knowledge or notice of the occurrence of any Event of Default or Default, the Collateral Manager will provide the Administrative Agent with written notice of the occurrence of such Event of Default or Default of which the Collateral Manager has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Collateral Manager setting forth the details of such event and the action that the Collateral Manager proposes to take with respect thereto. (h) Taxes. (i) The Collateral Manager has filed or caused to be filed all material tax returns that are required to be filed by it. The Collateral Manager has paid or made adequate provisions for the payment of all material Taxes made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Collateral Manager), and no Tax lien (other than a Permitted Lien in respect of Taxes) has been filed and, to the Collateral Manager’s knowledge, no claim is being asserted, with respect to any such material Tax. (ii) [Reserved]. (i) Other. The Collateral Manager will promptly furnish to the Administrative Agent such other information, documents, records or reports respecting the 117 4147-5771-6068.5 Collateral or the condition or operations, financial or otherwise, of the Collateral Manager as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or Secured Parties under or as contemplated by this Agreement. (j) Proceedings. The Collateral Manager will furnish to the Administrative Agent, as soon as possible and in any event within three (3) Business Days after the Collateral Manager receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder; provided that, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder in excess of $1,000,000 shall be deemed to be material for purposes of this Section 5.3(j). (k) Deposit of Collections. The Collateral Manager (or with respect to any Closing Date Participation Interest for which the Elevation Date has not yet occurred, the applicable participation seller) shall promptly (but in no event later than two (2) Business Days after receipt) deposit into the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, any and all Collections received by the Borrower or the Collateral Manager; provided that in the case of any Interest Collections pertaining to Closing Date Participation Interests, such amounts shall be deposited into the Interest Collection Account within seven (7) days after receipt. (l) Required Notices. The Collateral Manager will furnish to the Administrative Agent, promptly upon becoming aware thereof, notice of (1) any Collateral Manager Default, (2) any Value Adjustment Event, (3) any Change of Control, (4) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Purchase Date in respect of such Loan) listed in the definition of “Eligible Loan” or (6) the occurrence of any event of default by an Obligor on any Loan (after giving effect to any grace period under the related Underlying Instruments). (m) Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, the Collateral Manager will provide to the Administrative Agent notice of any material change in the accounting policies of the Collateral Manager. (n) Loan Register. The Collateral Manager will maintain, or cause to be maintained, with respect to each Noteless Loan with respect to which the Collateral Manager or an Affiliate thereof acts as administrative agent (or a comparable capacity), a register (each, a “Loan Register”) in which it will record, or cause to be recorded, (v) the principal amount of 118 4147-5771-6068.5 such Noteless Loan, (w) the amount of any principal or interest due and payable or to become due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Noteless Loan received from the related Obligor, (y) the date of origination of such Noteless Loan and (z) the maturity date of such Noteless Loan. At any time such a Noteless Loan is included in the Collateral, the Collateral Manager shall deliver to the Borrower, the Administrative Agent and the Collateral Custodian a copy of the related Loan Register, together with a certificate of a Responsible Officer of the Collateral Manager certifying to the accuracy of such Loan Register as of the date of acquisition of such Noteless Loan by the Borrower, all of which information may be included in the applicable Borrowing Base Certificate. (o) Compliance with Sanctions. The Collateral Manager shall, and shall ensure that any Person directly or indirectly Controlling the Collateral Manager, any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, any Related Party of the foregoing will, comply with all applicable Sanctions, and maintain policies and procedures reasonably designed to ensure compliance with Sanctions. The Collateral Manager will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this section. (p) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The Collateral Manager shall, and shall ensure that each Person directly or indirectly Controlling the Collateral Manager and each Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, any Related Party of the foregoing will: (i) comply with all applicable Anti-Money Laundering Laws and Anti- Corruption Laws in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws; (ii) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, including with respect to the legitimacy of any applicable investor and the origin of the assets used by such investor to purchase the property in question, and will maintain sufficient information to identify any applicable investor for purposes of the Anti-Money Laundering Laws; (iii) ensure that the Borrower does not, directly or, to its actual knowledge, indirectly, use the proceeds of any Advance hereunder to fund, finance, or facilitate any activities, business or transactions that are in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws; and (iv) ensure that the Borrower does not fund any repayment of the Obligations with proceeds that are directly or, to its actual knowledge, indirectly derived from any transaction or activity that is prohibited by any Anti-Corruption Laws or Anti-Money Laundering Laws, or that could otherwise cause any Lender or any other party to this Agreement to be in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. (q) BDC Status. The Collateral Manager will use its best efforts to continue to be regulated as a business development company under the 1940 Act. (r) Change of Collateral Manager. If a Qualified Affiliate becomes the Collateral Manager, then such Qualified Affiliate shall, prior to its assumption of its duties hereunder, provide each Secured Party with deliverables set forth in Section 3.1 with respect to the Collateral Manager. 119 4147-5771-6068.5 Section 5.4. Negative Covenants of the Collateral Manager. During the Covenant Compliance Period: (a) Mergers, Acquisition, Sales, etc. The Collateral Manager will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or all or substantially all of the equity interests of any other Person, or sell, transfer, convey or lease all or substantially all of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as otherwise permitted pursuant to this Agreement). (b) Change of Location of Underlying Instruments. The Collateral Manager shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s offices set forth in Section 5.5(c) on the Closing Date (except as otherwise permitted pursuant to this Agreement, including Section 7.8 or Section 7.9), unless the Collateral Manager has given at least thirty (30) days’ written notice to the Administrative Agent and has authorized the Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent as agent for the Secured Parties in the Collateral (subject to Permitted Liens). (c) Change in Payment Instructions to Obligors. The Collateral Manager will not make any change in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (d) Extension or Amendment of Collateral. The Collateral Manager will not, except as otherwise permitted in Section 6.4(a), consent on behalf of the Borrower to the extension, amendment or modification to the terms of any Loan without the prior written consent of the Administrative Agent. (e) Members of the Borrower. The Collateral Manager shall not permit any Person which is not a “United States Person” within the meaning Section 7701(a)(30) of the Code to own any membership interests in the Borrower. (f) Bankruptcy. The Collateral Manager will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or Insolvency Laws. (g) Compliance with Sanctions. The Collateral Manager shall not, and shall ensure that any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, any Related Party of the foregoing will not, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund, finance or facilitate any activities, business or transactions of or with a Sanctioned Person or (ii) in any manner that is prohibited by Sanctions or that could otherwise cause any Lender to be in breach of any Sanctions. The Collateral Manager will not cause the funding of any repayment of the

120 4147-5771-6068.5 Obligations with proceeds derived, directly or, to its actual knowledge, indirectly, from any transaction that is prohibited by Sanctions or that could otherwise cause any Lender or any other party to this Agreement, or, to its actual knowledge, any Related Party, to be in breach of any Sanctions. The Collateral Manager will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this Section 5.4(g). Section 5.5. Affirmative Covenants of the Collateral Custodian. During the Covenant Compliance Period: (a) Compliance with Law. In performing its duties hereunder and under the other Transaction Documents, the Collateral Custodian will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Location of Underlying Instruments. Subject to Section 7.8, the Underlying Instruments delivered to the Collateral Custodian shall remain at all times in the possession of the Collateral Custodian at its offices at, the address set forth on Annex A, unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Underlying Instruments to be released to the Collateral Manager on a temporary basis in accordance with the terms hereof, except as such Underlying Instruments may be released pursuant to this Agreement. Section 5.6. Negative Covenants of the Collateral Custodian. During the Covenant Compliance Period: (a) Underlying Instruments. The Collateral Custodian will not dispose of any documents constituting the Underlying Instruments in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement. (b) No Changes to Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Collateral Custodian Fee Letter without the prior written approval of the Administrative Agent and the Borrower. Section 5.7. Covenants of the Seller. (a) Notice. Promptly after the knowledge (without giving effect to Section 1.4(l)) or receipt of notice of a Responsible Officer of the Seller of the same, the Seller shall notify the Administrative Agent and the Borrower if any representation or warranty set forth in Section 4.5 was incorrect in any material respect (or, if qualified by “material” or 121 4147-5771-6068.5 “Material Adverse Effect” or any similar term, in any respect) at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. The Seller shall notify the Administrative Agent and the Borrower in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge (without giving effect to Section 1.4(l)) of a Responsible Officer of the Seller which would render any of the said representations and warranties untrue as of such Funding Date. (b) Negative Pledge. The Seller, as the Equityholder, shall not permit any Person to have a Lien over the limited liability company interests of the Borrower (other than Permitted Liens). ARTICLE VI. COLLATERAL MANAGEMENT Section 6.1. Designation of the Collateral Manager. Subject to Section 6.11, the servicing, administering and collection of the Collateral shall be conducted by the Collateral Manager. Section 6.2. Duties of the Collateral Manager. (a) Appointment. The Borrower hereby appoints the Collateral Manager as its agent to service the Collateral and enforce its rights and remedies in, to and under such Collateral. The Collateral Manager hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein. The Collateral Manager and the Borrower hereby acknowledge that the Administrative Agent and the other Secured Parties are third party beneficiaries of the obligations undertaken by the Collateral Manager hereunder. (b) Duties. The Collateral Manager shall take or cause to be taken all such actions as may be necessary or advisable to collect on the Collateral from time to time, all in accordance with Applicable Law and the Credit and Collection Policy. Without limiting the foregoing, the duties of the Collateral Manager shall include the following: (i) preparing and submitting claims to, and acting as post-billing liaison with, Obligors on each Loan (for which no administrative or similar agent exists); (ii) maintaining all necessary records and reports with respect to the Collateral and providing such reports to the Administrative Agent in respect of the management and administration of the Collateral (including information relating to its performance under this Agreement) as may be required hereunder or as the Administrative Agent may reasonably request; (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate management and administration records evidencing the Collateral in the event of the destruction of the 122 4147-5771-6068.5 originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral; (iv) promptly delivering to the Administrative Agent or the Collateral Custodian, from time to time, such information and management and administration records (including information relating to its performance under this Agreement) as the Administrative Agent or the Collateral Custodian may from time to time reasonably request; (v) identifying each Loan clearly and unambiguously in its records to reflect that such Loan is owned by the Borrower and that the Borrower is granting a security interest therein to the Secured Parties pursuant to this Agreement; (vi) notifying the Administrative Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is or is threatened to be asserted by an Obligor with respect to any Loan (or portion thereof) of which it has knowledge or has received notice; and (2) that could reasonably be expected to have a Material Adverse Effect; (vii) providing the prompt written notice to the Administrative Agent, prior to the effective date thereof, of any proposed changes in the Credit and Collection Policy; (viii) using its reasonable best efforts to maintain the first priority, perfected security interest (subject to Permitted Liens) of the Administrative Agent, as agent for the Secured Parties, in the Collateral; (ix) maintaining the Loan File(s) with respect to Loans included as part of the Collateral (except for any Loan Files that have been provided to and remain in the possession of the Collateral Custodian); provided that, upon the occurrence and during the continuance of an Event of Default or a Collateral Manager Default, the Administrative Agent may request the Loan File(s) to be sent to the Administrative Agent or its designee; (x) with respect to each Loan included as part of the Collateral, making the Loan File available for inspection by the Administrative Agent, upon reasonable advance notice, at the offices of the Collateral Manager during normal business hours in accordance with and subject to the terms of Section 5.3(d)(ii); and (xi) directing the Collateral Custodian to make payments pursuant to the instructions set forth in the latest Borrowing Base Certificate in accordance with Section 2.7 and Section 2.8 and preparing such other reports as required pursuant to Section 6.8. It is acknowledged and agreed that in circumstances in which a Person other than the Borrower or the Collateral Manager acts as lead agent with respect to any Loan, the Collateral Manager shall perform its administrative and management duties hereunder only to the extent that, as a lender under the related Underlying Instruments, it has the right to do so. 123 4147-5771-6068.5 (c) Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent or the Secured Parties of their rights hereunder (including, but not limited to, the delivery of a Collateral Manager Termination Notice), shall not release the Collateral Manager or the Borrower from any of their duties or responsibilities with respect to the Collateral. The Secured Parties, the Administrative Agent and the Collateral Custodian shall not have any obligation or liability with respect to any Collateral, other than as provided for herein or in any other Transaction Document, nor shall any of them be obligated to perform any of the obligations of the Collateral Manager hereunder. (d) Any payment by an Obligor in respect of any Indebtedness owed by it to the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor. Section 6.3. Authorization of the Collateral Manager. (a) Each of the Borrower, the Administrative Agent and each Lender hereby authorizes the Collateral Manager to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Collateral Manager and not inconsistent with the sale of the Collateral to the Borrower, the pledge by the Borrower to the Administrative Agent, on behalf of the Secured Parties, hereunder, to collect all amounts due under any and all Collateral, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Seller could have done if it had continued to own such Collateral. The Borrower and the Administrative Agent, on behalf of the Secured Parties shall furnish the Collateral Manager with any powers of attorney and other documents necessary or appropriate to enable the Collateral Manager to carry out its management and administrative duties hereunder, and shall cooperate with the Collateral Manager to the fullest extent in order to ensure the collectability of the Collateral. In no event shall the Collateral Manager be entitled to make any Secured Party or the Collateral Custodian a party to any litigation without such party’s express prior written consent, or to make the Borrower a party to any litigation (other than any foreclosure or similar collection procedure) without the Administrative Agent’s consent. (b) After the declaration of the Termination Date, at the direction of the Administrative Agent, the Collateral Manager shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral. Section 6.4. Collection of Payments; Accounts. (a) Collection Efforts, Modification of Collateral. The Collateral Manager will use commercially reasonable efforts to collect or cause to be collected, all payments called

124 4147-5771-6068.5 for under the terms and provisions of the Loans included in the Collateral as and when the same become due in accordance with the Credit and Collection Policy. The Collateral Manager may not waive, modify or otherwise vary any provision of an item of Collateral in any manner contrary in any material respect to the Credit and Collection Policy. (b) Taxes and other Amounts. The Collateral Manager will use its reasonable best efforts to collect all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each Loan to the extent required to be paid to the Borrower for such application under the Underlying Instrument and remit such amounts in accordance with Section 2.7 and Section 2.8 to the appropriate Governmental Authority or insurer as required by the Underlying Instruments. (c) Payments to Collection Account. On or before the applicable Purchase Date, the Collateral Manager shall have instructed all Obligors to make all payments owing to the Borrower in respect of the Collateral directly to the applicable Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable; provided that, the Collateral Manager is not required to so instruct any Obligor which is solely a guarantor unless and until the Collateral Manager calls on the related guaranty. (d) Accounts. Each of the parties hereto hereby agrees that each Account shall be deemed to be a Securities Account. Each of the parties hereto hereby agrees to cause the Collateral Custodian or any other Securities Intermediary that holds any Cash or other Financial Asset for the Borrower in an Account to agree with the parties hereto that (A) the cash and other property (subject to Section 6.4(e) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset and (B) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the Account and the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in any Account be registered in the name of, payable to the order of, or specially Indorsed to, the Borrower, unless such Financial Asset has also been Indorsed in blank or to the Collateral Custodian or other Securities Intermediary that holds such Financial Asset in such Account. (e) Underlying Instruments. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, none of the Collateral Custodian nor any Securities Intermediary shall be under any duty or obligation in connection with the acquisition by the Borrower of, or the grant by the Borrower of a security interest to the Administrative Agent in, any Loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including without limitation any necessary consents). The Collateral Custodian shall hold any Instrument delivered to it evidencing any Loan transferred to the Administrative Agent hereunder as custodial agent for the Administrative Agent in accordance with the terms of this Agreement. (f) Adjustments. If (i) the Collateral Manager makes a deposit into the Collection Account on behalf of the Borrower in respect of a Collection of a Loan and such 125 4147-5771-6068.5 Collection was received by the Collateral Manager in the form of a check that is not honored for any reason or (ii) the Collateral Manager makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Collateral Manager shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid. Section 6.5. Realization Upon Defaulted or Delinquent Loans. The Collateral Manager will use reasonable efforts consistent with the Underlying Instruments to exercise available remedies relating to a Loan that is delinquent in the payment of any amounts due thereunder or with respect to which the related Obligor defaults in the performance of any of its obligations thereunder in order to maximize recoveries thereunder. The Collateral Manager will comply in all material respects with the Credit and Collection Policy and Applicable Law in exercising such remedies, including but not limited to acceleration and foreclosure, and employ practices and procedures including reasonable efforts to enforce all obligations of Obligors by foreclosing upon and causing the sale of such Underlying Assets at public or private sale. Without limiting the generality of the foregoing, the Collateral Manager may, with the prior written consent of the Administrative Agent, cause the sale of any such Underlying Assets to the Collateral Manager or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Collateral Manager delivered to the Administrative Agent setting forth the Loan, the Underlying Assets, the sale price of the Underlying Assets and certifying that such sale price is the fair market value of such Underlying Assets. Section 6.6. [Reserved]. Section 6.7. Payment of Certain Expenses by Collateral Manager. The Collateral Manager will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of its independent accountants, Taxes imposed on the Collateral Manager, expenses incurred by the Collateral Manager in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. The Collateral Manager will be required to pay (or cause the Borrower to pay) all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Accounts. The Collateral Manager shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor, except pursuant to Sections 2.7 and 2.8. Section 6.8. Reports. (a) Borrower’s Notice. (i) On the date of each Advance, the Borrower (and the Collateral Manager on its behalf) will provide the Funding Notice and a Borrowing Base Certificate and a Loan Tape, each updated as of such date, to the Administrative Agent (with a copy to the Collateral Custodian) and (ii) on the date of each reinvestment of Principal Collections under Section 2.7(d), the Borrower (and the Collateral Manager on its behalf) will 126 4147-5771-6068.5 provide the Reinvestment Notice to the Administrative Agent (with a copy to the Collateral Custodian). (b) Tax Returns. Upon demand by the Administrative Agent, the Collateral Manager shall deliver copies of all federal, state and local income tax returns and reports filed by the Borrower (excluding sales, use and like Taxes). (c) Obligor Financial Statements; Other Reports. The Collateral Manager will deliver to the Administrative Agent, to the extent received by the Borrower or the Collateral Manager pursuant to the Underlying Instruments, the complete financial reporting package with respect to each Obligor and with respect to each Loan for such Obligor (including any financial statements, management discussion and analysis, executed covenant compliance certificates and related covenant calculations with respect to such Obligor and with respect to each Loan for such Obligor) provided to the Borrower or the Collateral Manager for the periods required by the Underlying Instruments, which delivery shall be made no later than fifteen (15) Business Days after receipt by the Borrower or the Collateral Manager as specified in the Underlying Instruments. Upon demand by the Administrative Agent, the Collateral Manager will provide such other information available to it as the Administrative Agent may reasonably request with respect to any Obligor. (d) Website. The Collateral Manager will post on a password protected website maintained by the Borrower to which the Administrative Agent will have access a copy of (i) any material amendment, restatement, supplement, waiver or other modification to the Underlying Instruments of any Loan and (ii) any internal documents prepared by the Collateral Manager and provided to its investment committee in connection with such amendment, restatement, supplement, waiver or other modification within fifteen (15) Business Days of the effectiveness of such amendment, restatement, supplement, waiver or other modification. (e) Agreed Upon Procedures. The Collateral Manager shall furnish to the Administrative Agent for distribution to each Lender within one hundred and twenty (120) days after the end of each fiscal year of the Collateral Manager, commencing with the 2026 fiscal year, a report covering such fiscal year of a firm of independent certified public accountants of nationally recognized standing to the effect that such accountants have applied certain agreed- upon procedures (a copy of which procedures are attached hereto as Schedule V, it being understood that the Collateral Manager and the Administrative Agent will provide an updated Schedule V reflecting any further amendments to such Schedule V prior to the issuance of the first such agreed-upon procedures report, a copy of which shall replace the then existing Schedule V) to certain documents and records relating to the Collateral, the Borrower and the Collateral Manager, compared the information contained in selected Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that the information and the calculations included in such Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) were not determined or performed in accordance with the provisions of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. 127 4147-5771-6068.5 (f) Borrowing Base Certificate. The Collateral Manager on behalf of the Borrower shall furnish to the Administrative Agent for distribution to each Lender, on each Reporting Date, the date of any reduction pursuant to Section 2.3 and on each Funding Date pursuant to Section 2.2(b)(ii), a Borrowing Base Certificate showing each Borrowing Base as of such date, certified as complete and correct by a Responsible Officer of the Collateral Manager. Each Borrowing Base Certificate delivered on a Reporting Date pursuant to this Section 6.8(f) shall further include the Applicable Exchange Rate as of such date. Section 6.9. Annual Statement as to Compliance. The Collateral Manager will provide to the Administrative Agent, within 120 days following the end of each fiscal year of the Collateral Manager, commencing with the fiscal year ending on December 31, 2026, a fiscal report signed by a Responsible Officer of the Collateral Manager certifying that (a) a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Collateral Manager Default has occurred and is continuing or, if any such Collateral Manager Default has occurred and is continuing, a statement describing the nature thereof and the steps being taken to remedy such Collateral Manager Default. Section 6.10. The Collateral Manager Not to Resign. The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Manager’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Manager could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Manager shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. Section 6.11. Collateral Manager Defaults. Upon the occurrence of a Collateral Manager Default (unless waived by the Required Lenders in writing), notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Collateral Manager and a copy to the Collateral Custodian (such notice, a “Collateral Manager Termination Notice”), may, in its sole discretion, terminate all of the rights and obligations of the Collateral Manager as Collateral Manager under this Agreement. Following any such termination, the Administrative Agent may, in its sole discretion, assume or delegate the servicing, administering and collection of the Collateral; provided that, until any such assumption or delegation, the Collateral Manager shall (i) unless otherwise notified by the Administrative Agent, continue to act in such capacity pursuant to Section 6.1 and (ii) as requested by the Administrative Agent (A) terminate some or all of its activities as Collateral Manager hereunder in the manner requested by the Administrative Agent in its sole discretion as necessary or desirable, (B) provide such information as may be reasonably requested by the Administrative Agent to facilitate the transition of the performance of such activities to the

128 4147-5771-6068.5 Administrative Agent or any agent thereof and (C) take all other actions requested by the Administrative Agent, in each case to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof. ARTICLE VII. THE COLLATERAL CUSTODIAN Section 7.1. Designation of Collateral Custodian. (a) Initial Collateral Custodian. The role of collateral custodian with respect to the Underlying Instruments shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 7.1. Until the Administrative Agent shall give to Western Alliance Trust Company, N.A. a Collateral Custodian Termination Notice, Western Alliance Trust Company, N.A. is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof. The Collateral Custodian’s services hereunder shall be conducted through its Corporate Trust Services division (including, as applicable, any agents or Affiliates utilized thereby). (b) Successor Collateral Custodian. Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 7.5, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder. Section 7.2. Duties of Collateral Custodian. (a) Appointment. Each of the Borrower and the Administrative Agent hereby designate and appoint the Collateral Custodian to act as its agent and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Custodian by this Agreement. The Collateral Custodian hereby accepts such agency appointment to act as Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. By entering into, or performing its duties under this Agreement, the Collateral Custodian shall not be deemed to assume any obligations or liabilities of the Borrower or the Collateral Manager under this Agreement or any other Transaction Document, and nothing herein contained shall be deemed to release, terminate, discharge, limit, reduce, diminish, modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Borrower or the Collateral Manager under this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. (b) Duties. On or before the initial Funding Date, and until its removal pursuant to Section 7.5, the Collateral Custodian shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations: (i) The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered by the Borrower pursuant to the definition of 129 4147-5771-6068.5 “Eligible Loans” in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. With respect to each delivery of Required Loan Documents, the Borrower shall provide or cause to be provided a related Loan Checklist to the Collateral Custodian with respect to such Required Loan Documents that are being delivered. Within five (5) Business Days of its receipt of any Underlying Instruments and the related Loan Checklist, the Collateral Custodian shall review the Required Loan Documents (as identified on the related Loan Checklist) delivered to it to confirm that (A) if the files delivered per the following sentence indicate that any document must contain an original signature, each such document appears to bear the original signature, or if the file indicates that such document must contain a copy of a signature, that such copies appear to bear a reproduction of such signature and (B) based on a review of the applicable note, the related original Loan balance, Loan identification number and Obligor name with respect to such Loan is referenced on the related Loan List and is not a duplicate Loan, and the related original balance (based on a comparison to the note or assignment agreement, as applicable) is greater than or equal to the applicable loan balance listed on the Loan Tape (such items (A) through (B) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Underlying Instruments hereunder to the Collateral Custodian, the Collateral Manager shall provide to the Collateral Custodian a Loan Checklist in the form of an electronic file (in EXCEL or a comparable format acceptable to the Collateral Custodian) that contains a list of all Required Loan Documents and whether they require original signatures, the Loan identification number, the original principal balance of such Loan and the name of the Obligor and the original Loan balance with respect to each related Loan. Notwithstanding anything herein to the contrary, the Collateral Custodian’s obligation to review the Required Loan Documents shall be limited to reviewing such Required Loan Documents based on the information provided on the Loan Checklist. If, at the conclusion of such review, the Collateral Custodian shall determine that (1) the original Loan balances of the Loans with respect to which it has received Underlying Instruments is less than as set forth on the electronic file, the Collateral Custodian shall immediately notify the Administrative Agent and the Collateral Manager of such discrepancy, and (2) any Review Criteria is not satisfied, the Collateral Custodian shall within one (1) Business Day notify the Collateral Manager of such determination and provide the Collateral Manager with a list of the non-complying Loans and the applicable Review Criteria that they fail to satisfy. The Collateral Manager shall have ten (10) Business Days to correct any non-compliance with any Review Criteria. If after the conclusion of such time period the Collateral Manager has still not cured any non-compliance by a Loan with any Review Criteria, the Collateral Custodian shall promptly notify the Collateral Manager, the Borrower and the Administrative Agent of such determination by providing a written report to such persons identifying, with particularity, each Loan and each of the applicable Review Criteria that such Loan fails to satisfy. The Collateral Custodian shall have no duty to monitor the Collateral Manager’s compliance except to provide an updated report upon the Administrative Agent’s written request. In addition, if requested in writing in the form of Exhibit E by the Collateral Manager and approved by the Administrative Agent within ten (10) Business Days of the Collateral Custodian’s 130 4147-5771-6068.5 delivery of such report, the Collateral Custodian shall return the Underlying Instruments for any Loan which fails to satisfy a Review Criteria to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Underlying Instruments or Required Loan Documents. In performing its duties hereunder, the Collateral Custodian shall be entitled to the protections, benefits and immunities provided to the Collateral Custodian under the Securities Account Control Agreement. (ii) In taking and retaining custody of the Underlying Instruments, the Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that, the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Underlying Instruments or the instruments therein; and provided further that, the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein. (iii) All Underlying Instruments that are originals or copies shall be kept in fire resistant vaults, rooms or cabinets at its offices set forth in Section 5.5(c). All Underlying Instruments that are originals or copies shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Underlying Instruments that are originals or copies shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. All Underlying Instruments that are delivered to the Collateral Custodian in electronic format shall be saved onto disks and/or onto the Collateral Custodian’s secure computer system, and maintained in a manner so as to permit retrieval and access. (iv) The Collateral Custodian shall make payments in accordance with Section 2.7 and Section 2.8 (the “Payment Duties”). (v) On each Reporting Date, the Collateral Custodian shall provide a written report to the Administrative Agent and the Collateral Manager (in a form acceptable to the Administrative Agent) identifying each Loan for which it holds Underlying Instruments, the non-complying Loans and the applicable Review Criteria that any non-complying Loan fails to satisfy. (vi) The Collateral Custodian shall, promptly upon its actual receipt of a Borrowing Base Certificate from the Borrower, re-calculate the Borrowing Base and, if the Collateral Custodian’s calculation does not correspond with the calculation provided by the Borrower on such Borrowing Base Certificate, deliver such calculation to each of the Administrative Agent, Borrower and Collateral Manager within one (1) Business Day of receipt by the Collateral Custodian of such Borrowing Base Certificate. The Collateral Custodian shall also make required calculations for its Payment Duties as of the Determination Date related to such Payment Date, and deliver such calculations to the Borrower and the Collateral Manager (and, following the delivery of a Notice of Exclusive Control, the Administrative Agent and the Collateral Manager) for the Collateral Manager’s (or Administrative Agent’s, as applicable) review no later than two (2) Business Days prior to such Payment Date. The approval of such calculations (which may be by email) by the Collateral Manager (or after delivery of a Notice of Exclusive 131 4147-5771-6068.5 Control, the Administrative Agent) shall constitute instructions by the Collateral Manager (or after delivery of a Notice of Exclusive Control, the Administrative Agent) to the Collateral Custodian to withdraw on the related Payment Date from the applicable Collection Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 2.7 or Section 2.8, as applicable. (vii) In performing its duties, (A) the Collateral Custodian shall comply with the standard of care and express terms of the Transaction Documents with respect to the collateral that it holds hereunder and (B) calculations made by the Collateral Custodian pursuant to this Section 7.2(b) shall be made using information provided by the Borrower or the Collateral Manager to the Collateral Custodian. (viii) The parties acknowledges that in accordance with the Customer Identification Program (CIP) requirements under the USA Patriot Act and its implementing regulations, the Collateral Custodian in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Custodian. The Borrower hereby agrees that it shall provide the Collateral Custodian with such information as it may reasonably request including, but not limited to, the Borrower’s name, physical address, tax identification number and other information that will help the Collateral Custodian identify and verify the Borrower’s identity (and in certain circumstances, the beneficial owners thereof) such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. (ix) The Collateral Custodian shall create a collateral database with respect to the Collateral (the “Collateral Database”), and update the Collateral Database daily for changes, including to reflect the sale or other disposition of the Collateral, based upon, and to the extent of, information furnished to the Collateral Custodian by the Borrower as may be reasonably required by the Collateral Custodian. (x) The Collateral Custodian shall track the receipt and daily allocation to the Accounts of Collections, the outstanding balances therein, and any withdrawals therefrom and, on each Business Day, provide to the Collateral Manager daily reports reflecting such actions as of the close of business on the preceding Business Day. (xi) The Collateral Custodian shall provide such other information with respect to the Collateral as may be routinely maintained by the Collateral Custodian or as may be required by this Agreement, in each case as the Borrower, Collateral Manager or the Administrative Agent may reasonably request from time to time. (xii) The Collateral Custodian shall notify the Borrower, the Collateral Manager and the Administrative Agent upon receiving notices, reports or proxies or any other requests relating to corporate actions affecting the Collateral.

132 4147-5771-6068.5 (xiii) All information reported with respect to (i) an individual Collateral denominated in any Available Currency other than Dollars and (ii) calculations, tests or other determinations requiring the aggregation of Collateral (or groups thereof), such information shall be reported in Dollars based upon the Applicable Exchange Rate as provided by the Collateral Manager to the Collateral Custodian. (c) The Administrative Agent may direct the Collateral Custodian to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that, the Collateral Custodian shall not be required to take any action hereunder at the request of the Administrative Agent, any Secured Parties or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). (d) The Collateral Custodian shall be entitled to reasonably assume the genuineness of each such document and the genuineness and due authority of any signatures appearing thereon, shall be entitled to assume that each such document is what it purports to be. (e) Whenever in the administration of this Agreement the Collateral Custodian shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Collateral Custodian (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an order or direction of the Administrative Agent or the Collateral Manager. (f) The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Custodian, or the Administrative Agent. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a Responsible Officer of the Collateral Custodian has knowledge of such matter or written notice thereof is received by the Collateral Custodian. Section 7.3. Merger or Consolidation. Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement, except where an instrument of transfer or assignment is required by law to effect such succession, in which case, such Person executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder. 133 4147-5771-6068.5 Section 7.4. Collateral Custodian Compensation. As compensation for its collateral custodian activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee pursuant to the provisions of Sections 2.7 and 2.8, as applicable. The Collateral Custodian’s entitlement to receive the Collateral Custodian Fee shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 7.5 or (ii) the termination of this Agreement. Section 7.5. Collateral Custodian Removal. The Collateral Custodian may be removed, with or without cause, by the Administrative Agent by thirty (30) days’ written notice given in writing to the Collateral Custodian (the “Collateral Custodian Termination Notice”); provided that, notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder, and has received all Underlying Instruments held by the previous Collateral Custodian. The appointment of any successor Collateral Custodian that is not an Affiliate of Western Alliance Trust Company, N.A. shall (unless a Default or Event of Default has occurred and is continuing) require the approval of the Borrower (such approval not to be unreasonably withheld). In the case of a removal of the Collateral Custodian, if no successor custodian shall have been appointed and an instrument of acceptance by a successor custodian shall not have been delivered to the Collateral Custodian within 90 days after the giving of a Collateral Custodian Termination Notice, the Collateral Custodian may petition any court of competent jurisdiction for the appointment of a successor custodian. Section 7.6. Limitation on Liability. (a) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram, electronic communication or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed or sent by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or (b) the oral instructions of the Administrative Agent. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder unless a Responsible Officer of the Collateral Custodian receives written notice of such matter. Notice or knowledge of any matter by Wells Fargo in its capacity as Administrative Agent or Lender and other publicly available information shall not constitute notice or actual knowledge of the Collateral Custodian. (b) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel. (c) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, 134 4147-5771-6068.5 notwithstanding anything to the contrary contained herein, in the case of its willful misconduct, bad faith or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its Payment Duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Underlying Instruments. (d) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment be contrary to Applicable Law or involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it. The Collateral Custodian shall have no responsibility and shall have no liability for (i) preparing, recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to it hereunder or otherwise, (iv) the validity or perfection of any such lien or security interest, or (v) maintaining any insurance policies or paying premiums in respect thereof. (e) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian. The Collateral Custodian shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Transaction Document, or (iv) the satisfaction of any condition set forth herein. (f) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder. (g) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing or overseeing the performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral. (h) It is expressly acknowledged by the parties hereto that application and performance by the Collateral Custodian of its various duties hereunder (including, without limitation, recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon, data, information and notice provided to it by the Collateral Manager, the Administrative Agent, the Borrower and/or any related bank agent, Obligor or similar party, and the Collateral Custodian shall have no responsibility for the accuracy of any such information or data provided to it by such persons and shall be entitled to update its records (as it may deem necessary or appropriate) based on such information or data. 135 4147-5771-6068.5 (i) In no event shall the Collateral Custodian be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action. (j) In no event shall the Collateral Custodian be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action (including any laws, ordinances, regulations) or the like that delay, restrict or prohibit the providing of services by the Collateral Custodian as contemplated by this Agreement. (k) The Collateral Custodian shall not be liable (i) by reason of its compliance with the terms of this Agreement with respect to the investment of funds held thereunder in Permitted Investments or losses incurred as a result of the liquidation of any Permitted Investment prior to its stated maturity or (ii) for the actions or omissions of the Borrower, the Lenders, the Administrative Agent, the Collateral Manager or any other Person. (l) The Collateral Custodian may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, that the Collateral Custodian shall not be responsible for any willful misconduct or gross negligence on the part of any non-Affiliated agent or attorney appointed with due care by it hereunder. (m) To the extent permitted by Applicable Law, the Collateral Custodian shall not be required to give any bond or surety in respect of the execution of this Agreement or otherwise. Section 7.7. Resignation of the Collateral Custodian. The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a) ninety (90) days written notice to the Borrower, Collateral Manager, Administrative Agent and each Lender, or (b) the Collateral Custodian’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder. In the case of a resignation of the Collateral Custodian, if no successor custodian shall have been appointed and an instrument of acceptance by a successor custodian shall not have been delivered to the Collateral Custodian within 90 days after the giving of such notice of resignation, the Collateral Custodian may petition any court of competent jurisdiction for the appointment of a successor custodian.

136 4147-5771-6068.5 Section 7.8. Release of Documents. (a) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Collateral Custodian is hereby authorized (unless and until such authorization is revoked by the Administrative Agent), upon written receipt from the Collateral Manager of a request for release of documents and receipt in the form annexed hereto as Exhibit E, to release to the Collateral Manager within two (2) Business Days of receipt of such request, the related Underlying Instruments or the documents set forth in such request and receipt to the Collateral Manager. All documents so released to the Collateral Manager shall be held by the Collateral Manager in trust for the Collateral Custodian for the benefit of the Administrative Agent in accordance with the terms of this Agreement. The Collateral Manager shall return to the Collateral Custodian the Underlying Instruments or other such documents (i) promptly upon the request of the Administrative Agent, or (ii) when the Collateral Manager’s need therefor in connection with such enforcement or servicing no longer exists, unless the Loan shall be liquidated or sold, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation or sale from the Collateral Manager to the Collateral Custodian in the form annexed hereto as Exhibit E, the Collateral Manager’s request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Collateral Manager. (b) Limitation on Release. The foregoing provision respecting release to the Collateral Manager of the Underlying Instruments and documents by the Collateral Custodian upon request by the Collateral Manager shall be operative only to the extent that at any time the Collateral Custodian shall not have released to the Collateral Manager active Underlying Instruments (including those requested) pertaining to more than 15 Loans at the time being serviced by the Collateral Manager under this Agreement. Any additional Underlying Instruments or documents requested to be released by the Collateral Manager may be released only upon written authorization of the Administrative Agent. The limitations of this paragraph shall not apply to the release of Underlying Instruments to the Collateral Manager pursuant to the immediately succeeding subsection. (c) Release for Payment. Upon receipt by the Collateral Custodian of the Collateral Manager’s request for release of documents and receipt in the form annexed hereto as Exhibit E (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Underlying Instruments to the Collateral Manager. Section 7.9. Return of Underlying Instruments. The Borrower may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian return each Underlying Instrument (as applicable), respectively (a) delivered to the Collateral Custodian in error, (b) as to which the lien on the Underlying Asset has been so released pursuant to Section 8.2, (c) that has been the subject of a Discretionary Sale pursuant to Section 2.14 or (d) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Administrative Agent 137 4147-5771-6068.5 a written request in the form of Exhibit E hereto (signed by both the Borrower and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Borrower and the Administrative Agent promptly, but in any event within five (5) Business Days, return the Underlying Instruments so requested to the Borrower. Section 7.10. Access to Certain Documentation and Information Regarding the Collateral; Audits. The Collateral Manager, the Borrower and the Collateral Custodian shall provide to the Administrative Agent access to the Underlying Instruments and all other documentation in the possession of such Persons regarding the Collateral including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Collateral Manager’s and Collateral Custodian’s normal security and confidentiality procedures. Prior to the Closing Date and periodically thereafter at the discretion of the Administrative Agent, the Administrative Agent may review the Collateral Manager’s collection and administration of the Collateral in order to assess compliance by the Collateral Manager with Article VI and may conduct an audit of the Collateral, and Underlying Instruments in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. Without limiting the foregoing provisions of this Section 7.10, from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent to conduct a review of the Underlying Instruments and all other documentation regarding the Collateral. Notwithstanding the foregoing provisions of this Section 7.10, only one review or audit per fiscal year pursuant to this Section 7.10 shall be at the expense of the Borrower and additional reviews or audits in a fiscal year shall be at the expense of the requesting Lender(s); provided that, after the occurrence and during the continuance of a Collateral Manager Default or an Event of Default, any such reviews or audits, regardless of frequency, shall be at the expense of the Borrower. For the avoidance of doubt, the right of the Administrative Agent provided herein (including pursuant to Sections 5.1, 5.3 and 7.10) to visit and inspect the financial records and properties of the Borrower and/or Collateral Manager shall be (a) conducted during normal business hours and for a reasonable period of time, (b) subject to reasonable advance notice and (c) permitted to take the form of a bank meeting. 138 4147-5771-6068.5 ARTICLE VIII. SECURITY INTEREST Section 8.1. Grant of Security Interest. (a) This Agreement constitutes a security agreement and the Advances effected hereby constitute secured loans by the applicable Lenders to the Borrower under Applicable Law. For such purpose, the Borrower hereby transfers, conveys, assigns and grants as of the Closing Date to the Administrative Agent, as agent for the Secured Parties, a Lien and continuing security interest in all of the Borrower’s right, title and interest in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising) all of the Collateral, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent. Notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Applicable Law or requires a consent not obtained of any Governmental Authority or any other Person pursuant to such Applicable Law. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. Each of the Administrative Agent and each Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence, bad faith or willful misconduct. If the Borrower fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Administrative Agent incurred in connection with such performance or compliance shall be payable by the Borrower to the Administrative Agent on demand and shall constitute Obligations secured hereby. (b) The grant of a security interest under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent or any of the other Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral, and (c) none of the Administrative Agent or any other Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. 139 4147-5771-6068.5 Section 8.2. Release of Lien on Collateral. At the same time as (i) any Collateral expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (ii) such Loan has been the subject of a Discretionary Sale pursuant to Section 2.14, has been sold to the Seller as required under the Sale Agreement or has been sold pursuant to Section 6.5 or (iii) this Agreement terminates in accordance with Section 12.6, the Administrative Agent, as agent for the Secured Parties will, to the extent requested by the Collateral Manager, release its interest in such Collateral. In connection with any sale of such Collateral, the Administrative Agent, as agent for the Secured Parties, will after the deposit by the Collateral Manager of the Proceeds of such sale into the Collection Account, at the sole expense of the Collateral Manager, execute and deliver to the Collateral Manager any assignments, bills of sale, termination statements and any other releases and instruments as the Collateral Manager may reasonably request in order to effect the release and transfer of such Collateral; provided that, the Administrative Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Collateral in connection with such sale or transfer and assignment. Nothing in this section shall diminish the Collateral Manager’s obligations hereunder with respect to the Proceeds of any such sale. Section 8.3. Further Assurances. The provisions of Section 12.12 shall apply to the security interest granted under Section 8.1 as well as to the Advances hereunder. Section 8.4. Remedies. Subject to the provisions of Section 9.2, upon the occurrence of and during the continuation of an Event of Default, the Administrative Agent and Secured Parties shall have, with respect to the Collateral granted pursuant to Section 8.1, and in addition to all other rights and remedies available to the Administrative Agent and Secured Parties under this Agreement or other Applicable Law, all rights and remedies of a secured party upon default under the UCC. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances transfer all or any part of the Collateral into the Administrative Agent’s name or the name of its nominee or nominees, and/or forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions (including by lease or by deferred payment arrangement) as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk and/or may take such other actions as may be available under applicable law, subject to the provisions of Section 9.2. Subject to the provisions of Section 9.2, the Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any

140 4147-5771-6068.5 such private sale or sales, auction or closed tender, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select (on its behalf and on behalf of the Secured Parties), whether at the Borrower’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties arising out of the exercise by the Administrative Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order pursuant to Section 2.8. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by the Administrative Agent or any other Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency. Section 8.5. Waiver of Certain Laws. Each of the Borrower and the Collateral Manager agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the Collateral Manager, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine. Section 8.6. Power of Attorney. Each of the Borrower and the Collateral Manager hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at is expense, in connection with the enforcement of the rights and remedies provided for (and subject to the terms and conditions set forth) in this Agreement during the continuance of an Event of Default (and, with respect to the Collateral Manager, during the continuance of a Collateral Manager Default), including without limitation the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, 141 4147-5771-6068.5 (b) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower and the Collateral Manager hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document. Nevertheless, if so requested by the Administrative Agent, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request. The power of attorney granted by the Borrower pursuant to this Section 8.6 supersedes any other power of attorney or similar rights granted by the Borrower to any other party (including, without limitation, the Collateral Manager) under this Agreement, any other Transaction Document or any other agreement; provided that, the Collateral Manager may continue to exercise its rights under this Agreement until the Collateral Manager has received notice of the Administrative Agent’s exercise of its power of attorney hereunder. ARTICLE IX. EVENTS OF DEFAULT Section 9.1. Events of Default. The following events shall be Events of Default (“Events of Default”) hereunder: (a) the Borrower defaults in making any payment required to be made under an agreement for borrowed money (other than this Agreement) to which it is a party individually or in an aggregate principal amount in excess of $250,000 and such default is not cured within the applicable cure period, if any, provided for under such agreement; or (b) the Borrower fails to make any payment of accrued and unpaid Interest when due and such failure is not cured within five (5) Business Days; or (c) the Borrower fails to repay the Obligations in full on the Termination Date; or (d) any failure on the part of the Borrower or the Equityholder to duly observe or perform in any material respect any other covenants or agreements of the Borrower (other than those specifically addressed by a separate Event of Default) set forth in this Agreement or the other Transaction Documents to which the Borrower is a party, and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (ii) the date on which the Borrower acquires knowledge thereof; or (e) any representation, warranty or certification made by the Borrower or the Equityholder in any Transaction Document or in any certificate delivered pursuant to any 142 4147-5771-6068.5 Transaction Document shall prove to have been incorrect when made or deemed made, which has a material adverse effect on the Administrative Agent or any Lender and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (ii) the date on which the Borrower acquires knowledge thereof; or (f) the occurrence of an Insolvency Event relating to the Borrower or the Equityholder; or (g) the occurrence and continuation of a Collateral Manager Default; (h) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $250,000 against the Borrower, and the Borrower shall not have, within ninety (90) days, either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (ii) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal; or (i) the Borrower shall have made payments totaling more than $250,000 in the aggregate to settle any litigation, claim or dispute (excluding the amount of any payment made from insurance proceeds); or (j) the occurrence of a Change of Control; or (k) any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or (l) the existence of a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency), and the same continues unremedied for (i) if the Collateral Manager provides to the Administrative Agent within two (2) Business Days both (x) a written certification that the Equityholder intends to cure such event and (y) evidence satisfactory to the Administrative Agent in its sole discretion that sufficient capital has been called from the investors in the Equityholder to cure such event, fifteen (15) consecutive Business Days, or (ii) otherwise, three (3) consecutive Business Days; provided that the Administrative Agent may, at any time, extend the time periods set forth in this clause (l) in its sole discretion; or (m) the Borrower shall assign or attempt to assign any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent (such consent to be provided in the sole and absolute discretion of the Administrative Agent); or (n) the Borrower or the Collateral Manager fails to observe or perform any agreement or obligation with respect to the management and distribution of funds received with respect to the Loans, and such failure is not cured with three (3) Business Days; or 143 4147-5771-6068.5 (o) the Borrower shall cease to be a wholly-owned Subsidiary of the Equityholder, or the Borrower shall fail to qualify as a bankruptcy-remote entity based upon the criteria set forth in Section 4.1(u), such that neither Dechert LLP nor another law firm reasonably acceptable to the Administrative Agent could render a substantive non-consolidation opinion with respect thereto; or (p) any Transaction Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or the Collateral Manager, as applicable; or (q) the Borrower, the Equityholder, the Collateral Manager or any Affiliate of the foregoing or any Governmental Authority shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder; or (r) the Borrower or the pool of Collateral shall become required to register as an “investment company” within the meaning of the 1940 Act; or (s) the Internal Revenue Service or any other Governmental Authority shall (i) except as permitted under Section 4.1(k)(iii), assess, claim or take the position that the Borrower is liable for any Tax or withholding Tax (other than a withholding tax under Section 1441 of the Code) in an amount exceeding, in the aggregate, $100,000 or (ii) file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Borrower (other than any Permitted Lien), or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any material assets of the Borrower and such lien shall not have been released within five (5) Business Days. Section 9.2. Remedies. (a) Upon the occurrence of and during the continuation of an Event of Default, the Administrative Agent shall, at the request of, or may, with the consent of the Required Lenders, by notice to the Borrower, declare (i) the Termination Date to have occurred and the Obligations to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrower) or (ii) the Revolving Period End Date to have occurred; provided that, in the case of any event involving the Borrower described in Section 9.1(f), the Obligations shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the Borrower) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event. (b) On and after the declaration or occurrence of the Termination Date, the Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. In addition, the Borrower and the Collateral Manager hereby agree that they will, at the Collateral Manager’s expense and at the direction of the Administrative Agent, forthwith,

144 4147-5771-6068.5 (i) assemble all or any part of the Loans as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii) without notice except as specified below, sell the Loans or any part thereof upon such terms, in such lots, to such buyers, and according to such other instructions as the Administrative Agent may deem commercially reasonable, subject to Section 9.2(c). The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice to the Borrower of any sale hereunder shall constitute reasonable notification. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Loans (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, and to be applied pursuant to Section 2.8. For the avoidance of doubt, the occurrence of a Termination Date as defined in clauses (a) through (c), inclusive, of the definition of “Termination Date” shall constitute a Termination Date for the purposes of this Section 9.2. (c) In connection with the sale of the Collateral following a declaration that the Obligations are immediately due and payable (or automatic acceleration thereof) pursuant to Section 9.2(a), the Collateral Manager (or any of its Affiliates or fund or account managed by the Collateral Manager or any Affiliate thereof or any investor in any of the foregoing (such Parties, the “Purchasing Parties”)) shall have the right of first refusal to purchase or refinance all of the Loans in the Collateral by paying to the Collateral Custodian in immediately available funds, an amount equal to all outstanding Obligations. If the Purchasing Parties fail to exercise this purchase right within ten (10) Business Days following the declaration that the Obligations are immediately due and payable pursuant to Section 9.2(a), then such rights shall be irrevocably forfeited by the Purchasing Parties (but, for the avoidance of doubt, the Purchasing Parties shall have the right to participate in any sale pursuant to Section 9.2(b)). ARTICLE X. INDEMNIFICATION Section 10.1. Indemnities by the Borrower. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Administrative Agent, the Collateral Custodian, the Secured Parties, the Affected Parties and each of their respective assigns and officers, directors, employees and agents thereof (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as the “Indemnified Amounts”) awarded against, incurred by or asserted against such Indemnified Party arising out of or as a result of this Agreement or having an interest in the Collateral or in respect of any Loan included in the Collateral, excluding, however, any Indemnified Amounts to the extent resulting from gross negligence, bad faith or willful misconduct on the part of any Indemnified Party. If the Borrower has made any indemnity payment pursuant to this Section 10.1 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the Borrower an 145 4147-5771-6068.5 amount equal to the amount it has collected from others in respect of such Indemnified Amounts. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts (except to the extent resulting from gross negligence, bad faith or willful misconduct on the part of any Indemnified Party as determined by a court of competent jurisdiction by final non-appealable judgment) relating to or resulting from: (i) any representation or warranty made or deemed made by the Borrower, the Collateral Manager or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made or delivered; (ii) the failure of any Loan acquired on the Closing Date to be an Eligible Loan as of the Closing Date and the failure of any Loan acquired after the Closing Date to be an Eligible Loan on the related Funding Date; (iii) the failure by the Borrower or the Collateral Manager to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law, with respect to any Collateral or the nonconformity of any Collateral with any such Applicable Law; (iv) the failure to vest and maintain vested in the Administrative Agent, as agent for the Secured Parties, an undivided security interest in the Collateral, together with all Collections, free and clear of any Lien (other than Permitted Liens) whether existing at the time of any Advance or at any time thereafter; (v) prior to the Termination Date, a Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) existing as of the close of business on each Business Day; (vi) the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Collateral, whether at the time of any Advance or at any subsequent time, if such failure or delay (i) was caused by the Borrower or the Collateral Manager, (ii) could have been cured by either the Collateral Manager or the Borrower and such cure was not effected in a timely manner or (iii) resulted from a failure or delay by either the Borrower or the Collateral Manager to confirm satisfactory completion in a timely manner of any and all actions they requested in order to maintain compliance with the UCC or such other Applicable Law; (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment with respect to any Collateral (including, without limitation, a defense based on the Collateral not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms); (viii) any failure of the Borrower or the Collateral Manager to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Transaction Documents to which it is a party or any failure by the Borrower or any 146 4147-5771-6068.5 Affiliate thereof to perform its respective duties under any Underlying Instrument related to the Collateral; (ix) the failure of the Collateral Custodian to remit any amounts held in the Collection Account pursuant to the instructions of the Collateral Manager or the Administrative Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof) whether by reason of the exercise of set-off rights or otherwise; (x) any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Borrower or the Collateral Manager to qualify to do business or file any notice or business activity report or any similar report; (xi) any action taken by the Borrower or the Collateral Manager in the enforcement or collection of any Collateral; (xii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Underlying Assets or services that are the subject of any Collateral; (xiii) the failure by the Borrower to pay when due any Taxes for which the Borrower is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral; (xiv) any repayment by the Administrative Agent or another Secured Party of any amount previously distributed in reduction of Advances Outstanding or payment of Interest or any other amount due hereunder which amount the Administrative Agent or another Secured Party is required to repay; (xv) except with respect to funds held in the Collection Account and the Unfunded Exposure Account, the commingling of Collections on the Collateral at any time with other funds; (xvi) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or the security interest in the Collateral; (xvii) any failure by the Borrower to give reasonably equivalent value to the Seller or the applicable third party transferor, in consideration for the transfer by the Seller or such third party to the Borrower of any item of Collateral or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; (xviii) the use of the proceeds of any Advance in a manner other than as provided in this Agreement and the Sale Agreement; 147 4147-5771-6068.5 (xix) the failure of the Borrower or any of its agents or representatives to remit to the Collateral Manager or the Administrative Agent, Collections on the Collateral remitted to the Borrower, the Collateral Manager or any such agent or representative as provided in this Agreement; or (xx) the failure of the Collateral Manager to satisfy its obligations under Section 10.2. (b) Any amounts subject to the indemnification provisions of this Section 10.1 shall be paid by the Borrower to the Indemnified Party pursuant to Section 2.7 or 2.8, as applicable, on the later of (i) the Payment Date following such Person’s demand therefor and (ii) 30 days after the Borrower’s receipt from such Person of a reasonably detailed description in writing of the related damage, loss, claim, liability and related costs and expenses. (c) If for any reason the indemnification provided above in this Section 10.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations; provided that, the Borrower shall not be required to contribute in respect of any Indemnified Amounts excluded in Section 10.1(a). (d) The obligations of the Borrower under this Section 10.1 shall survive the resignation or removal of the Administrative Agent, the Collateral Manager or the Collateral Custodian and the termination of this Agreement. (e) Notwithstanding anything contained in this Section 10.1 or otherwise in this Agreement or in any other Transaction Document, the Borrower shall not be liable to the Administrative Agent, the Lenders, any of the Secured Parties or any other Person for any consequential (including loss of profit), indirect, special or punitive damages under this Agreement or any other Transaction Document; provided that nothing contained in this sentence shall limit the Borrower’s indemnification obligations hereunder to the extent such damages are included in a third party claim in connection with which an Indemnified Party is entitled to indemnification hereunder. Section 10.2. Indemnities by the Collateral Manager. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Collateral Manager hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any such Indemnified Party by reason of (x) any gross negligence or willful misconduct of the Collateral Manager or (y) any acts or omissions of the Collateral Manager arising out of a breach of its obligations and duties under this Agreement and each other Transaction Document to which it is a party, including, but not limited to (i) any representation or warranty made by the Collateral Manager under or in connection with any Transaction Document or any other information or report delivered by or on behalf of the

148 4147-5771-6068.5 Collateral Manager pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made, (ii) the failure by the Collateral Manager to comply with any Applicable Law, (iii) the failure of the Collateral Manager to comply with its duties or obligations in accordance with this Agreement, (iv) any gross negligence, willful misconduct or fraud on the part of the Collateral Manager or (v) any litigation, proceedings or investigation against the Collateral Manager in connection with any Transaction Document or its role as Collateral Manager hereunder solely to the extent of (I) any gross negligence or willful misconduct of the Collateral Manager or (II) any acts or omissions of the Collateral Manager arising from the Collateral Manager’s breach of its obligations and duties under this Agreement or any other Transaction Document to which it is a party (excluding, however, in each case, any Indemnified Amounts (x) to the extent resulting from gross negligence, bad faith or willful misconduct on the part of any Indemnified Party as determined by a court of competent jurisdiction by final non-appealable judgment) or (y) resulting from the performance of the Collateral (including without limitation any change in the market value of such Collateral). The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. (b) Any amounts subject to the indemnification provisions of this Section 10.2 shall be paid by the Collateral Manager to the Indemnified Party within five (5) Business Days following such Person’s demand therefor. (c) The Collateral Manager shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loans. (d) The obligations of the Collateral Manager under this Section 10.2 shall survive the resignation or removal of the Administrative Agent or the Collateral Custodian and the termination of this Agreement. (e) Any indemnification pursuant to this Section 10.2 shall not be payable from the Collateral. (f) Notwithstanding anything contained in this Section 10.2 or otherwise in this Agreement or in any other Transaction Document, the Collateral Manager shall not be liable to the Administrative Agent, the Lenders, any of the Secured Parties or any other Person for any consequential (including loss of profit), indirect, special or punitive damages of any kind whatsoever under this Agreement or any other Transaction Document; provided that nothing contained in this sentence shall limit the Collateral Manager’s indemnification obligations hereunder to the extent such damages are included in a third party claim in connection with which an Indemnified Party is entitled to indemnification hereunder. Section 10.3. Taxes. This Article X (other than Section 10.1(a)(xiii)) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 149 4147-5771-6068.5 ARTICLE XI. THE ADMINISTRATIVE AGENT Section 11.1. Appointment. Each Secured Party hereby appoints and authorizes the Administrative Agent as its agent and bailee for purposes of perfection pursuant to the applicable UCC and hereby further authorizes the Administrative Agent to appoint additional agents and bailees (including, without limitation, the Collateral Custodian) to act on its behalf and for the benefit of each of the Secured Parties. Each Secured Party further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Secured Party hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may deem necessary or appropriate or that a Secured Party may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, without limitation, the execution by the Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Collateral now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Lenders may direct the Administrative Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Lenders; provided that, the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action. Section 11.2. Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; 150 4147-5771-6068.5 (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Transaction Documents), provided that, the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Transaction Document or Applicable Law; and (iii) shall not, except as expressly set forth herein and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable to any Lender for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Collateral Manager, the Borrower or a Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 11.3. Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Borrower or the Seller), Independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made by any other 151 4147-5771-6068.5 Person in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of the Borrower, the Collateral Manager, the Equityholder or the Seller or to inspect the property (including the books and records) of the Borrower, the Collateral Manager, the Equityholder or the Seller; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Section 11.4. Credit Decision with Respect to the Administrative Agent. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party. Section 11.5. Indemnification of the Administrative Agent. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower or the Collateral Manager), ratably in accordance with its Pro Rata Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that, the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with its Pro Rata Share promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower or the Collateral Manager.

152 4147-5771-6068.5 Section 11.6. Successor Administrative Agent. The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving at least five (5) days’ written notice thereof to each Lender and the Borrower and may be removed at any time with cause by the Lenders acting jointly. Upon any such resignation or removal, the Lenders acting jointly shall appoint a successor Administrative Agent with the consent of the Borrower, such consent not to be unreasonably withheld. Each of the Borrower and each Lender agree that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation or the removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent with the consent of the Borrower (not to be unreasonably withheld and only if no Default or Event of Default has occurred and is continuing) which successor Administrative Agent shall be either (i) a commercial bank organized under the laws of the United States or of any state thereof and have a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article XI shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Section 11.7. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub- agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub- agent and to the Affiliates of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as Administrative Agent. Section 11.8. Payments by the Administrative Agent. Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the Administrative Agent to the Lenders in accordance with their respective Pro Rata Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with their most recent Commitments, on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such 153 4147-5771-6068.5 Business Day, but, in any event, shall pay such amounts to such Lender not later than the following Business Day. Section 11.9. Collateral Matters. Each of the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion: (a) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Transaction Document (i) upon the termination of the Commitment and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Transaction Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 12.1; and (b) to subordinate or release any Lien on any Collateral granted to or held by the Administrative Agent under any Transaction Document to the holder of any Permitted Lien. (c) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Secured Party such documents as such Secured Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Transaction Documents or to subordinate its interest in such item, in each case in accordance with the terms of the Transaction Documents and this Section 11.9. Section 11.10. Erroneous Payments. (a) The Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Secured Party or any other Person that the Administrative Agent has determined in its sole discretion that such person has received funds on behalf of a Lender, Secured Party or other Person (each such recipient, a “Payment Recipient”) from the Administrative Agent or any of its Affiliates which were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 11.10(a), whether received as a payment, prepayment or 154 4147-5771-6068.5 repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”) then such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, with respect to any Payment Recipient who received such funds on its behalf shall cause such Payment Recipient to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from the Lender that is a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Payment Recipient (i) such Payment Recipient shall be deemed to have assigned its Advances (but not its Commitments) with respect to which such Erroneous Payment was made to the Administrative Agent or, at the option of the Administrative Agent, the Lender Affiliated with the Administrative Agent, in a principal amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Commitments), the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest, without further consent or approval of any party hereto without any further payment by the Administrative Agent or its Affiliated Lender as the assignee of such Erroneous Payment Deficiency Assignment, and the Administrative Agent may reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment. As to any Erroneous Payment Deficiency Assignment, the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 12.16. For the avoidance of doubt, 155 4147-5771-6068.5 no Erroneous Payment Deficiency Assignment will reduce the Commitments of the Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Payment Recipient with respect to such amount, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower (except to the extent that the funds used to make such Erroneous Payment were received from the Borrower as repayment of such Obligations) and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received (except to the extent that the funds used to make such Erroneous Payment were received from the Borrower (or were withdrawn from the Collection Account) as repayment of such Obligations). (f) Each Payment Recipient hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under pursuant to this Section 11.10 or under the indemnification provisions of this Agreement. (g) Each party’s obligations under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document. ARTICLE XII. MISCELLANEOUS Section 12.1. Amendments and Waivers. Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Equityholder, the Collateral Manager, the Administrative Agent and the Required Lenders; provided that (i) any amendment of the Agreement that is solely for the purpose of adding a Lender may be effected without the written consent of the Borrower or any Lender, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Custodian shall be effective without the written agreement of such Person, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement, and (iv) any amendment of the Agreement that a Lender is advised by its legal or financial advisors to be necessary in order to avoid the

156 4147-5771-6068.5 consolidation of the Borrower with such Lender for accounting purposes may be effected without the written consent of any other Lender but with the written consent of the Borrower (not to be unreasonably withheld), provided further that no amendment, waiver or other modification shall: (a) increase the Commitment of any Lender or the amount of Advances of any Lender, in any case, without the written consent of such Lender; (b) waive, extend (except as permitted under Section 2.3(c)) or postpone any date fixed by this Agreement or any other Transaction Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitment hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein, on any Advance or Obligation, or any fees or other amounts payable hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (d) change Section 2.7, Section 2.8 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; (f) consent to the assignment of or transfer by the Borrower or Collateral Manager of such Person’s rights and obligations under any Transaction Document to which it is a party (except as expressly permitted hereunder), in each case, without the written consent of each Lender; (g) make any modification to the definition of “Aggregate Borrowing Base”, “Advance Rate”, “Australian Dollar Borrowing Base”, “Borrowing Bases”, “Canadian Dollar Borrowing Base”, “Dollar Borrowing Base”, “Euro Borrowing Base”, “GBP Borrowing Base”, “OLB” or “Excess Concentration Amount”, in each case, which would have a material adverse effect on the calculation of the Borrowing Base, without the written consent of each Lender; or (h) release all or substantially all of the Collateral or release any Transaction Document (other than as specifically permitted or contemplated in this Agreement or any other Transaction Document) without the written consent of each Lender. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the 157 4147-5771-6068.5 Commitment of such Lender may not be increased or extended without the consent of such Lender. Section 12.2. Notices, Etc. All notices, reports and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, e-mailed, faxed, transmitted or delivered, as to each party hereto, at its address set forth on Annex A to this Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by e-mail, when verbal or electronic communication of receipt is obtained, or (c) notice by facsimile copy, when verbal communication of receipt is obtained. Each of the Collateral Custodian and Securities Intermediary shall be entitled to accept and act upon instructions or directions pursuant to this Agreement and other Transaction Documents sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided that, each party providing such instructions or directions shall provide to the Collateral Custodian or Securities Intermediary written notice of persons designated to provide instructions or directions. The Collateral Custodian and Securities Intermediary shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Custodian’s and Securities Intermediary’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Each party hereto agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Custodian and Securities Intermediary, including without limitation the risk of the Collateral Custodian, and Securities Intermediary acting on unauthorized instructions, and the risk of interception and misuse by third parties. Any party providing such instructions acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. Section 12.3. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Lender (other than payments received pursuant to Section 10.1) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Obligations held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of the Obligations; provided that, if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. 158 4147-5771-6068.5 Section 12.4. No Waiver; Remedies. No failure on the part of the Administrative Agent, the Collateral Custodian or a Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law. Section 12.5. Binding Effect; Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Equityholder, the Collateral Manager, the Administrative Agent, the Collateral Custodian, the Secured Parties and their respective successors and permitted assigns. Each Affected Party and each Indemnified Party shall be an express third party beneficiary of this Agreement. Section 12.6. Term of this Agreement. This Agreement, including, without limitation, the Borrower’s representations and covenants set forth in Articles IV and V, and the Collateral Manager’s representations, covenants and duties set forth in Articles IV and V, create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect during the Covenant Compliance Period; provided that, the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Collateral Manager pursuant to Articles IV and V, the provisions, including, without limitation the indemnification and payment provisions, of Article X, Section 2.13, Section 12.9, Section 12.10 and Section 12.11, shall be continuing and shall survive any termination of this Agreement. Section 12.7. Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER. Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers. Each of the parties hereto hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; 159 4147-5771-6068.5 (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.8 any special, exemplary, punitive or consequential damages of any kind whatsoever (including but not limited to lost profits); provided that the foregoing shall not limit the Borrower’s indemnification obligations hereunder to the extent such damages are included in any third-party claims. Section 12.9. Costs and Expenses. (a) In addition to the rights of indemnification granted to the Indemnified Parties under Article X hereof, the Borrower agrees to pay on the later of the next Payment Date and 30 days after receipt of a request for payment of all costs and expenses of the Administrative Agent and the Collateral Custodian incurred in connection with the preparation, execution, delivery, administration (including periodic auditing subject to Sections 5.1(d), 5.3(d) and 7.10), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Collateral Custodian with respect thereto and with respect to advising the Administrative Agent and the Collateral Custodian as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Administrative Agent, the Collateral Custodian or the Secured Parties in connection with the enforcement of this Agreement by such Person and the other documents to be delivered hereunder or in connection herewith. (b) The Borrower shall pay on the later of the next Payment Date and 30 days after receipt of a request therefor, all other reasonable costs and expenses incurred by the Administrative Agent and the Secured Parties, in each case in connection with periodic audits of the Borrower’s or the Collateral Manager’s books and records and required to be reimbursed by the Borrower or the Collateral Manager pursuant to this Agreement. Section 12.10. No Proceedings. Each of the parties hereto (other than the Administrative Agent) hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the end of the Covenant Compliance Period.

160 4147-5771-6068.5 The provisions of this Section 12.10 are a material inducement for the Secured Parties to enter into this Agreement and the transactions contemplated hereby and are an essential term hereof. The parties hereby agree that monetary damages are not adequate for a breach of the provisions of this Section 12.10 and the Administrative Agent may seek and obtain specific performance of such provisions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, winding up, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under United States federal or state bankruptcy or similar laws of any jurisdiction. The provisions of this paragraph shall survive the termination of this Agreement. Section 12.11. Recourse Against Certain Parties. (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, officer, partner, employee, member, manager or director of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder, and that no personal liability whatsoever shall attach to or be incurred by the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder or any incorporator, stockholder, affiliate, officer, partner, member, manager, employee or director of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder under or by reason of any of the obligations, covenants or agreements of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder and each incorporator, stockholder, affiliate, officer, partner, member, manager, employee or director of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder, or any of them, for breaches by the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager, the Seller or the Equityholder of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that, the foregoing non-recourse provisions shall in no way affect any rights the Secured Parties might have against any incorporator, affiliate, stockholder, officer, employee, member, manager or director of the Borrower, the Collateral Manager, the Seller or the Equityholder to the extent of any fraud, misappropriation, embezzlement or any other financial crime constituting a felony by such Person. 161 4147-5771-6068.5 (b) Notwithstanding any contrary provision set forth herein, no claim may be made by the Borrower, the Collateral Manager, the Seller or the Equityholder or any other Person against the Administrative Agent and the Secured Parties or their respective Affiliates, directors, officers, employees, member, manager, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the Borrower and the Collateral Manager hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected. (c) No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Administrative Agent and the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby. (d) The provisions of this Section 12.11 shall survive the termination of this Agreement. Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. (a) The Collateral Manager shall take such actions as are necessary or reasonably requested by the Administrative Agent to enable the Administrative Agent to promptly record, register or file, as applicable, this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Administrative Agent, as agent for the Secured Parties, and of the Secured Parties to the Collateral, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Administrative Agent, as agent of the Secured Parties, hereunder to all property comprising the Collateral. The Borrower shall cooperate fully with the Collateral Manager in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 12.12(a). (b) The Borrower agrees that from time to time, at its expense, it will promptly authorize, execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the security interest granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any other Transaction Document. (c) If the Borrower, the Collateral Manager, the Seller or the Equityholder fails to perform any of its obligations hereunder, the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Secured Party’s costs and expenses incurred in connection therewith shall be payable by the Borrower as provided in Article X. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in- fact to act on behalf of the Borrower (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to 162 4147-5771-6068.5 perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral, including those that describe the Collateral as “all assets,” or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable. (d) Without limiting the generality of the foregoing, the Borrower will, not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statement referred to in Section 3.1(i) or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Covenant Compliance Period shall have ended, authorize, execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement. Section 12.13. Confidentiality. (a) Each of the Administrative Agent, the Secured Parties, the Collateral Manager, the Collateral Custodian, the Equityholder and the Borrower shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business and beneficial ownership of the Borrower, the Equityholder and the Collateral Manager hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys, investors, potential investors (in the case of the Equityholder), affiliates or other agents, including any Approved Broker Dealer or Approved Valuation Firm, engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loans contemplated herein and the agents of such Persons (“Excepted Persons”); provided that, each Excepted Person (other than external accountants, attorneys and other Excepted Persons governed by ethical obligations and requirements) shall, as a condition to any such disclosure, agree for the benefit of the Administrative Agent, the Secured Parties, the Collateral Manager, the Collateral Custodian, the Equityholder and the Borrower that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Borrower and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents. It is understood that the financial terms that may not be disclosed except in compliance with this Section 12.13(a) include, without limitation, all fees and other pricing terms, and all Events of Default, Collateral Manager Defaults, and priority of payment provisions. (b) Anything herein to the contrary notwithstanding, each of the Borrower, the Equityholder and the Collateral Manager hereby consents to the disclosure of any nonpublic 163 4147-5771-6068.5 information with respect to it (i) to the Administrative Agent, the Collateral Custodian or the Secured Parties by each other, (ii) by the Administrative Agent, the Collateral Custodian and the Secured Parties to any prospective or actual assignee or participant of any of them provided such Person agrees to hold such information confidential in accordance with the terms hereof, or (iii) by the Administrative Agent, and the Secured Parties to any Rating Agency, any commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Lender, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Secured Parties, the Administrative Agent, may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law). (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known; (ii) disclosure of any and all information (a) if required to do so by any applicable statute, law, rule or regulation, (b) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Administrative Agents’, the Secured Parties’, the Collateral Custodian’s, the Borrower’s, the Equityholder’s business or that of their affiliates, (c) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Secured Parties, the Collateral Custodian, the Borrower, the Equityholder or an officer, director, employee, shareholder, partner, manager, member or affiliate of any of the foregoing is a party, (d) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Borrower, the Collateral Manager or the Equityholder or (e) to any affiliate, independent or internal auditor, agent (including any potential sub-or- successor servicer), employee or attorney of the Collateral Custodian having a need to know the same, if the Collateral Custodian advises such recipient of the confidential nature of the information being disclosed and such person agrees to the terms hereof for the benefit of the Borrower, the Collateral Manager and the Equityholder; or (iii) any other disclosure authorized by the Borrower, the Collateral Manager and the Equityholder, as applicable. (d) Notwithstanding any other provision of this Agreement, the Borrower, the Equityholder and the Collateral Manager shall each have the right to keep confidential from the Administrative Agent, the Collateral Custodian and/or the Secured Parties, for such period of time as the Borrower, the Equityholder and/or the Collateral Manager, as the case may be, determines is reasonable (i) any information that the Borrower, the Equityholder and/or the Collateral Manager, as the case may be, reasonably believes to be in the nature of trade secrets and (ii) any other information that the Borrower, the Equityholder, the Collateral Manager or any of their Affiliates, or the officers, employees, partners, members, managers or directors of any of the foregoing, is required by law to keep confidential as evidenced by an Opinion of Counsel. (e) Each of the Administrative Agent, the Secured Parties and the Collateral Custodian will keep the information of the Obligors confidential in the manner required by the applicable Underlying Instruments.

164 4147-5771-6068.5 Section 12.14. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the other Transaction Documents and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings. Section 12.15. Waiver of Setoff. Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets. Section 12.16. Status of Lenders; Assignments by the Lenders. (a) Each Lender represents and warrants to the Borrower that it is a “qualified institutional buyer” as defined in Rule 144A of the Securities Act. Each Lender may at any time assign, or grant a security interest or sell a participation interest in or sell any Advance (or portion thereof) to any Person; provided that, as applicable, (i) no transfer of any Advance (or any portion thereof) shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws, (ii) the transfer is made only to a person who is (A) either an “accredited investor” as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs or to a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and (B) a “qualified purchaser” as defined in the 1940 Act, (iii) no such assignment, grant or sale of a participation interest shall be to an Ineligible Assignee, (iv) such Person shall have a long-term unsecured debt rating of “A” or better by S&P and “A3” or better by Moody’s, (v) Wells Fargo shall (A) unless required by Applicable Law not assign more than 49% of the Facility Amount and (B) retain all Eligible Loan approval rights pursuant to clause (B) of the definition of “Eligible Loan” and (vi) in the case of an assignment of any Advance (or any portion thereof) the assignee executes and delivers to the Collateral Manager, the Equityholder, the Borrower and the Administrative Agent (with a copy to the Collateral Custodian) a fully executed Joinder Supplement substantially in the form of Exhibit I hereto. The parties to any such assignment, grant or sale of a participation interest shall execute and deliver to the applicable Lender for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties. The Borrower agrees that each participant shall be entitled to the benefits of Sections 2.12 and 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(g) (it being understood that the documentation required under Section 2.13(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment 165 4147-5771-6068.5 pursuant to this Section 12.16(a); provided that, such participant shall not be entitled to receive any greater payment under Sections 2.12 or 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Applicable Law that occurs after the participant acquired the applicable participation. The Borrower shall not assign or delegate, or grant any interest in, or permit any Lien to exist upon, any of the Borrower’s rights, obligations or duties under the Transaction Documents without the prior written consent of the Administrative Agent. Notwithstanding anything contained in this Agreement to the contrary, Wells Fargo shall not need prior consent of the Borrower to consolidate with or merge into any other Person or convey or transfer substantially all of its properties and assets, including without limitation any Advance (or portion thereof), to any Person. (b) The Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its lending offices, a copy of each transfer pursuant to Section 12.16(a) delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Transfer by a Lender of its rights hereunder may be effected only by the recording by the Administrative Agent of the identity of the transferee in the Register. The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation interest hereunder shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each such participant’s interest in the obligations under the Transaction Documents (the “Participant Register”); provided that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such obligation is in registered form under Section 5f.103-1(c) and proposed Section 1.163-5 of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (c) The Collateral Custodian may, at any time, assign all or any part of its rights and obligations hereunder; provided, however, that any such assignee shall (i) be a bank or other financial institution organized and doing business under the laws of the United States or of any state thereof, (ii) be authorized under such laws to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $200,000,000, (iv) be subject to supervision or examination by a federal or state banking authority, (v) have a rating of at least “Baa1” by Moody’s and “BBB+” by S&P and (vi) have an office within the United States. 166 4147-5771-6068.5 Section 12.17. Heading and Exhibits. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes. Section 12.18. Intent of the Parties. It is the intent and understanding of each party hereto that the Advances are loans from the Lenders to the Borrower and do not constitute a “security” within the meaning of Section 8- 102(15) of the UCC. Section 12.19. Recognition of the U.S. Special Resolution Regimes. To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, the Borrower agrees with each Secured Party as of the Closing Date as follows: (a) In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement and/or any other Transaction Document, and any interest and obligation in or under this Agreement and/or any other Transaction Document from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or any other the Transaction Document, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (b) In the event that a Covered Party or a BHC Act Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or any other Transaction Document that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or any other Transaction Document were governed by the laws of the United States or a state of the United States. [Remainder of Page Intentionally Left Blank.] [Signature Page to Loan and Security Agreement] IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: NEW MOUNTAIN GUARDIAN IV INCOME FUND SPV, L.L.C., as the Borrower By: ___________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer

[Signature Page to Loan and Security Agreement] EQUITYHOLDER AND SELLER: NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C., as the Equityholder and as the Seller By: ___________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer COLLATERAL MANAGER: NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C., as Collateral Manager By: ___________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer [Signatures Continued on the Following Page] [Signature Page to Loan and Security Agreement] THE ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: ___________________________________ Name: Title: LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and the Swingline Lender By: ___________________________________ Name: Title: [Signatures Continued on the Following Page] R. Beale Pope Managing Director R. Beale Pope Managing Director [Signature Page to Loan and Security Agreement] THE COLLATERAL CUSTODIAN: WESTERN ALLIANCE TRUST COMPANY, N.A., not in its individual capacity but solely as Collateral Custodian By: ___________________________________ Name: Michael J. Baker Title: Vice President 4147-5771-6068.5 Annex A NEW MOUNTAIN GUARDIAN IV INCOME FUND SPV, L.L.C. NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C. 787 Seventh Avenue, 49th Floor New York, NY 10019 Attention: Credit Financing Team E-Mail: creditfinancing@newmountaincapital.com Fax: (212) 220-3393 New Mountain Finance Advisers, L.L.C. 401 Wilshire Boulevard, 12th Floor Santa Monica, CA 90401 Attention: Mr. John Kline

4147-5771-6068.5 Annex A (Continued) WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent 550 South Tryon Street Charlotte, NC 28202 Attention: Corporate Debt Finance Facsimile: (704) 715-0067 Confirmation: (704) 410-2489 All electronic dissemination of Notices should be sent to scp.mmloans@wellsfargo.com and agencyservices.request@wellsfargo.com WELLS FARGO BANK, NATIONAL ASSOCIATION as Lender and Swingline Lender 550 South Tryon Street Charlotte, NC 28202 Attention: Corporate Debt Finance Facsimile: (704) 715-0067 Confirmation: (704) 410-2489 All electronic dissemination of Notices should be sent to scp.mmloans@wellsfargo.com and agencyservices.request@wellsfargo.com WESTERN ALLIANCE TRUST COMPANY, N.A., as Collateral Custodian For notices Western Alliance Trust Company, N.A. One East Washington Street, Ste 1400 Phoenix, AZ 85004 Attention: Corporate Trust – New Mountain Guardian IV Income Fund SPV, L.L.C. Email: NewMountain@westernalliancetrust.com With copies to (which shall not constitute notice): Western Alliance Trust Company, N.A. 800 Town & Country - Ste. 400 Houston, TX 77024 Attn: Corporate Trust – New Mountain Guardian IV Income Fund SPV, L.L.C. Western Alliance Trust Company, N.A. 1 E. Washington Street, Ste 1400 Phoenix, AZ 85004 Attention: General Counsel 4147-5771-6068.5 For purposes of holding Required Loan Documents, Certificated Securities and other documents in physical form and purposes of holding Instruments in physical form and any Certificated Security, all physical securities, all physical documents must be sent by trackable courier services (e.g., UPS or Federal Express): Western Alliance Trust Company 3601 Minnesota Drive, Suite 800 Edina, MN 55435 Attn: Corporate Trust – New Mountain Guardian IV Income Fund SPV, L.L.C. 4147-5771-6068.5 Annex B Lender Commitment Wells Fargo Bank, National Association $50,000,000 EXECUTION VERSION 4165-7057-2900.3 EXHIBITS AND SCHEDULES TO LOAN AND SECURITY AGREEMENT Dated as of January 15, 2026 (NEW MOUNTAIN GUARDIAN IV INCOME FUND SPV, L.L.C.) EXHIBITS EXHIBIT A-1 Form of Funding Notice EXHIBIT A-2 Form of Repayment Notice EXHIBIT A-3 Form of Reinvestment Notice EXHIBIT A-4 Form of Borrowing Base Certificate EXHIBIT A-5 Form of Approval Notice EXHIBIT B [Reserved] EXHIBIT C Form of Officer’s Certificate as to Solvency EXHIBIT D Form of Officer’s Closing Certificate EXHIBIT E Form of Release of Underlying Instruments EXHIBIT F Form of Certificate of Assignment EXHIBIT G [Reserved] EXHIBIT H [Reserved] EXHIBIT I Form of Joinder Supplement EXHIBIT J [Reserved] EXHIBIT K [Reserved] EXHIBIT L-1 EXHIBIT L-2 EXHIBIT L-3 EXHIBIT L-4 Form of Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Form of Tax Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Form of Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Form of Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT M Form of Loan Checklist SCHEDULES SCHEDULE I Legal Names SCHEDULE II Approved Broker Dealers and Approved Valuation Firms SCHEDULE III Loan List SCHEDULE IV Credit and Collection Policy SCHEDULE V Agreed-Upon Procedures SCHEDULE VI Closing Date Participations

A-1-1 4165-7057-2900.3 EXHIBIT A-1 To Loan and Security Agreement FORM OF FUNDING NOTICE [Date] (New Mountain Guardian IV Income Fund SPV, L.L.C.) Wells Fargo Bank, National Association, as the Administrative Agent 550 South Tryon Street Charlotte, NC 28202 Facsimile No.: (704) 715-0067 via e-mail: cp.conduits@wellsfargo.com scp.mmloans@wellsfargo.com Re: Loan and Security Agreement dated as of January 15, 2026 Ladies and Gentlemen: This Funding Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly elected Responsible Officers, and holding the office set forth below such officer’s name, hereby certify as follows: 1. The Borrower hereby request a [Loan][Swingline] Advance in the principal amount of _____________. Each Advance requested pursuant to the first sentence shall not cause a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency and shall be at least equal to $500,000 (or the Alternative Currency Equivalent thereof) (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw) (the “Requested Advance”). 2. The Borrower hereby requests that such Advance be made on the following date (the “Requested Funding Date”): _____________. A-1-2 4165-7057-2900.3 3. Wire Instructions: Name of Bank: _____________ A/C No.: __________________ ABA No.: _________________ Reference:_________________ 4. Attached to this Funding Notice is a true, correct and complete list of Obligors and all Loans which will be acquired with the Requested Advance and become part of the Collateral on the Requested Funding Date, each Loan reflected thereon being an Eligible Loan. 5. All of the conditions applicable to the Loan Advance or Swingline Advance requested herein as set forth in the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including those set forth in Article III of the Loan and Security Agreement (except as otherwise provided in Section 2.2(e) of the Loan and Security Agreement), and the following: (i) The representations and warranties contained in Section 4.1 and Section 4.2 are true and correct in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a specific date); (ii) No event has occurred and is continuing, or would result from such Advance or from the application of proceeds therefrom, which constitutes a Default, an Event of Default or a Collateral Manager Default; (iii) On and as of the date specified in clause (2) above, and after giving effect to the Advance, the Availability is greater than or equal to zero; (iv) On and as of the date specified in clause (2) above, each of the Collateral Manager and the Borrower has performed in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) all of the covenants and agreements contained in the Loan and Security Agreement to be performed by such Person on or prior to such day; and (v) No Applicable Law prohibits or enjoins the making of such Advance by any Lender. 6. Each of the undersigned certify that all information contained herein and in the attached Borrowing Base Certificate is true, correct and complete as of the date hereof. It is understood and acknowledged that each of the undersigned is executing this Funding Notice not in an individual capacity but solely as a Responsible Officer of the Borrower or the Collateral Manager, as applicable, and is without any personal liability as to the matters contained in this Funding Notice. A-1-3 4165-7057-2900.3 IN WITNESS WHEREOF, the undersigned have executed this Funding Notice as of the date first above written. New Mountain Guardian IV Income Fund SPV, L.L.C., as the Borrower New Mountain Guardian IV Income Fund, L.L.C., as the Collateral Manager By: __________________________________ By: ________________________________ Name: Name: Title: Title: [Attach Borrowing Base Certificate and List of Loans] A-2-1 4165-7057-2900.3 EXHIBIT A-2 To Loan and Security Agreement FORM OF REPAYMENT NOTICE [Date] (New Mountain Guardian IV Income Fund SPV, L.L.C.) Wells Fargo Bank, National Association, as the Administrative Agent 550 South Tryon Street Charlotte, NC 28202 Facsimile No.: (704) 715-0067 via e-mail: agencyservices.request@wellsfargo.com scp.mmloans@wellsfargo.com Re: Loan and Security Agreement dated as of January 15, 2026 Ladies and Gentlemen: This Repayment Notice is delivered to you pursuant to Section 2.3 of that certain Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through its duly elected Responsible Officer, and holding the office set forth below such officer’s name, hereby certifies as follows: 1. [Pursuant to Section 2.3(b) of the Loan and Security Agreement, the Borrower desires to reduce the Advances Outstanding (an “Advance Reduction”) by the amount of _____________. Any reduction of the Advances Outstanding (other than with respect to payments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists) shall be in a minimum amount of $500,000 (or the Alternative Currency Equivalent thereof) and in integral multiples of $100,000 (or the Alternative Currency Equivalent thereof) in excess thereof.

A-2-2 4165-7057-2900.3 2. In connection with any such Advance Reduction, the Borrower shall deliver to the Administrative Agent funds sufficient to repay such Advances Outstanding together with all accrued Interest and Breakage Costs.] 3. [Pursuant to Section 2.3(a) of the Loan and Security Agreement, the Borrower desires to permanently and irrevocably reduce the Facility Amount (a “Facility Reduction”) by the amount of _____________. Such Facility Reduction shall be in an amount equal to the Facility Amount, or, in the case of a partial reduction, $2,500,000 (or the Alternative Currency Equivalent thereof) and in integral multiples of $250,000 (or the Alternative Currency Equivalent thereof) in excess thereof.] 4. The Borrower hereby requests that such [Advance Reduction] [and] [Facility Reduction] be made on the following date: _____________. The undersigned certifies that all information contained herein is true and correct as of the date hereof. It is understood and acknowledged that undersigned is executing this Repayment Notice not in an individual capacity but solely as a Responsible Officer of the Borrower and is without any personal liability as to the matters contained in this Repayment Notice. [Remainder of Page Intentionally Left Blank] A-2-3 4165-7057-2900.3 IN WITNESS WHEREOF, the undersigned have executed this Repayment Notice as of the date first above written. New Mountain Guardian IV Income Fund SPV, L.L.C., as the Borrower By: __________________________________ Name: Title: A-3-1 4165-7057-2900.3 EXHIBIT A-3 To Loan and Security Agreement FORM OF REINVESTMENT NOTICE [Date] (New Mountain Guardian IV Income Fund SPV, L.L.C.) Wells Fargo Bank, National Association, as the Administrative Agent 550 South Tryon Street Charlotte, NC 28202 Facsimile No.: (704) 715-0067 via e-mail: agencyservices.request@wellsfargo.com scp.mmloans@wellsfargo.com Re: Loan and Security Agreement dated as of January 15, 2026 Ladies and Gentlemen: This Reinvestment Notice is delivered to you pursuant to Sections 2.14 and 3.2 of that certain Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly elected Responsible Officers, each holding the office set forth below such officer’s name, hereby certify as follows: 1. Pursuant to Section 2.7(d) of the Loan and Security Agreement, the Borrower hereby requests a disbursement (a “Disbursement”) of Principal Collections from the Principal Collection Account in the amount of _____________. 2. The Borrower hereby request that such Disbursement be made on the following date: _____________. 3. Attached to this Reinvestment Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof. A-3-2 4165-7057-2900.3 4. All of the conditions applicable to the Disbursement as set forth in the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Disbursement including those set forth in Article III of the Loan and Security Agreement, and the following: (i) The representations and warranties contained in Section 4.1 and Section 4.2 are true and correct in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a specific date); (ii) No event has occurred and is continuing, or would result from such Disbursement or from the application of the proceeds therefrom, which constitutes a Default, an Event of Default or a Collateral Manager Default; (iii) On and as of the date specified in clause (2) above, and after giving effect to the Disbursement, the Availability is greater than or equal to zero; (iv) On and as of the date specified in clause (2) above, each of the Collateral Manager and the Borrower has performed in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) all of the covenants and agreements contained in the Loan and Security Agreement to be performed by such Person on or prior to such day; (v) No Applicable Law prohibits or enjoins the proposed reinvestment of Principal Collections; and (vi) Such Disbursement will be used to [reinvest in Eligible Loans][repay the Advances Outstanding]. Each of the undersigned certify that all information contained herein and in the attached Borrowing Base Certificate is true and correct as of the date hereof. It is understood and acknowledged that each undersigned is executing this Reinvestment Notice not in an individual capacity but solely as a Responsible Officer of the Borrower or the Collateral Manager, as applicable, and is without any personal liability as to the matters contained in this Reinvestment Notice. [Remainder of Page Intentionally Left Blank]

A-3-3 4165-7057-2900.3 IN WITNESS WHEREOF, the undersigned have executed this Reinvestment Notice as of the date first above written. New Mountain Guardian IV Income Fund SPV, L.L.C., as the Borrower New Mountain Guardian IV Income Fund, L.L.C., as the Collateral Manager By: __________________________________ By: ________________________________ Name: Name: Title: Title: [Attach Borrowing Base Certificate] A-4-1 4165-7057-2900.3 EXHIBIT A-4 To Loan and Security Agreement FORM OF BORROWING BASE CERTIFICATE [Date] This certificate is delivered pursuant to that certain Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete and no Default, Event of Default or Collateral Manager Default has occurred and is continuing; (ii) all of the Loans owned by the Borrower are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent as of the Purchase Date with respect to any such Loan; and (iii) solely with respect to itself, each of the representations and warranties contained in the Loan and Security Agreement is true, correct and complete in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect). [As of the date hereof, (i) the Applicable Exchange Rate for Australian Dollars is [n], (ii) the Applicable Exchange Rate for Canadian Dollars is [n], (iii) the Applicable Exchange Rate for Euros is [n] and (iv) the Applicable Exchange Rate for GBP is [n].]1 It is understood and acknowledged that each of the undersigned is executing this Borrowing Base Certificate not in an individual capacity but solely as a Responsible Officer of the Borrower or the Collateral Manager, as applicable, and is without any personal liability as to the matters contained in this Borrowing Base Certificate. [Remainder of Page Intentionally Left Blank] 1 To be included in the Borrowing Base Certificate delivered on each Advance Date and each Reporting Date solely to the extent that (a) either (i) any Advance denominated in such Available Currency is outstanding or being requested on such date or (ii) any of the Collateral owned by the Borrower on such date is denominated in such Available Currency and (b) such Applicable Exchange Rates are not included in the Borrowing Base Report attached as Annex I to the Borrowing Base Certificate. A-4-2 4165-7057-2900.3 Certified as of the date first above written. New Mountain Guardian IV Income Fund SPV, L.L.C., as the Borrower New Mountain Guardian IV Income Fund, L.L.C., as the Collateral Manager By: __________________________________ By: ________________________________ Name: Name: Title: Title: A-4-3 4165-7057-2900.3 ANNEX I To Exhibit A-4 BORROWING BASE REPORT SEE ATTACHED

EXHIBIT A-5
To Loan and
Security Agreement

FORM OF APPROVAL NOTICE

DATE ______________________________

ELIGIBLE LOAN INFORMATION

Obligor Name	______________________________
Original Net Senior Leverage Ratio	______________________________
Original Cash Interest Coverage Ratio	______________________________
Recurring Revenue Loan Gross Leverage	______________________________
Original Total Leverage Ratio	______________________________
Pricing	______________________________
Remaining Term to Maturity	______________________________
Currency	______________________________

	Par Amount of Loan	Purchase Price	Loan Type
G III	____________	________	____________________

ADMINISTRATIVE AGENT APPROVAL

Commitment Termination	NA__________________________
Approval Good Until	______________________________
Approval Conditioned Upon	NA__________________________

Reviewed by:
Telephone No.

Net Senior Leverage:

Cash Interest Coverage:

A-5-1

4165-7057-2900.3

<u>EXHIBIT B</u>
<u>To Loan and</u>
<u>Security Agreement</u>

[RESERVED]

B-1
4165-7057-2900.3

<u>EXHIBIT C</u>
<u>To Loan and</u>
<u>Security Agreement</u>

FORM OF OFFICER'S CERTIFICATE AS TO SOLVENCY

[New Mountain Guardian IV Income Fund SPV, L.L.C.]

[New Mountain Guardian IV Income Fund, L.L.C.]

Reference is made to that certain Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the "<u>Loan and Security Agreement</u>"), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the "<u>Collateral Manager</u>"), New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (in such capacity, the "<u>Borrower</u>"), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the "<u>Equityholder</u>") and as the seller (in such capacity, the "<u>Seller</u>"), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the "<u>Administrative Agent</u>") and as the swingline lender (in such capacity, the "<u>Swingline Lender</u>"), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through its duly elected Responsible Officer, hereby certifies as of the ______ day of __________, ____ (the "<u>Certification Date</u>") to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows:

Both before and after giving effect to (a) the transactions contemplated by the [Loan and Security Agreement][, the Sale Agreement] and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the undersigned is and will be Solvent.

It is understood and acknowledged that undersigned is executing this Officer's Certificate as to Solvency not in an individual capacity but solely as a Responsible Officer of [the Borrower][the Collateral Manager, the Equityholder and the Seller] and is without any personal liability as to the matters contained in this Officer's Certificate as to Solvency.

[Remainder of Page Intentionally Left Blank]

C-1

4165-7057-2900.3

IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate as to Solvency as of the Certification Date.

[New Mountain Guardian IV Income Fund, L.L.C.,
as the Collateral Manager, the Equityholder and the Seller

By: ___________________________
Name:
Title:]

[New Mountain Guardian IV Income Fund SPV, L.L.C.,
as the Borrower

By: ______________________________
Name:
Title:]

C-2

4165-7057-2900.3

D-1 4165-7057-2900.3 EXHIBIT D To Loan and Security Agreement FORM OF OFFICER’S CLOSING CERTIFICATE [New Mountain Guardian IV Income Fund SPV, L.L.C.] [New Mountain Guardian IV Income Fund, L.L.C.] Reference is made to that certain Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through its duly elected Responsible Officer, hereby certifies as of the ______ day of __________, ____ (the “Certification Date”) to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows: 1. Each of the representations and warranties of the undersigned contained in the Transaction Documents are true, complete and correct in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) on and as of the Closing Date as though made on and as of such date (other than any representation and warranty that is made as of a specific date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute a Default, an Event of Default or a Collateral Manager Default. 2. The undersigned is in compliance in all material respects with all Applicable Laws to which it may be subject. 3. Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Administrative Agent, the undersigned has delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by it to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all material respects on and as of the Closing Date, and each and every other condition to the closing of the transactions contemplated by the Transaction Documents (including without limitation the conditions and requirements set forth in Section 3.1 of the Loan and Security Agreement) to be performed by the undersigned has been performed. D-2 4165-7057-2900.3 4. No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens or Liens being terminated on the date hereof or that have been terminated prior to the date hereof. 5. The undersigned’s Federal Employer Identification Number is __________. [6. As of the date hereof, no Change of Control or Collateral Manager Default has occurred and is continuing.] It is understood and acknowledged that undersigned is executing this Officer’s Closing Certificate not in an individual capacity but solely as a Responsible Officer of [the Borrower][the Collateral Manager and the Equityholder] and is without any personal liability as to the matters contained in this Officer’s Closing Certificate. [Remainder of Page Intentionally Left Blank] D-3 4165-7057-2900.3 IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Closing Certificate as of the Certification Date. [New Mountain Guardian IV Income Fund, L.L.C., as the Collateral Manager and the Equityholder By: ____________________________ Name: Title: ] [New Mountain Guardian IV Income Fund SPV, L.L.C., as the Borrower By: ____________________________ Name: Title: ] E-1 4165-7057-2900.3 EXHIBIT E To Loan and Security Agreement FORM OF RELEASE OF UNDERLYING INSTRUMENTS [Delivery Date] Western Alliance Trust Company, N.A. One East Washington Street, Ste 1400 Phoenix, AZ 85004 Attention: Corporate Trust – New Mountain Guardian IV Income Fund SPV, L.L.C. Email: NewMountain@westernalliancetrust.com With copies to: Western Alliance Trust Company, N.A. 800 Town & Country - Ste. 400 Houston, TX 77024 Attn: Corporate Trust – New Mountain Guardian IV Income Fund SPV, L.L.C. Western Alliance Trust Company, N.A. 1 E. Washington Street, Ste 1400 Phoenix, AZ 85004 Attention: General Counsel Wells Fargo Bank, National Association 550 South Tryon Street Charlotte, NC 28202 Attention: Corporate Debt Finance Facsimile: (704) 715-0067 Confirmation: (704) 410-2489 Re: Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian.

E-2 4165-7057-2900.3 Ladies and Gentlemen: In connection with the administration of the Underlying Instruments held by Western Alliance Trust Company, N.A. as the Collateral Custodian on behalf of the Administrative Agent as agent for the Secured Parties, under the Loan and Security Agreement, we request the release of the Underlying Instruments (or such documents as specified below) for the Loans described below, for the reason indicated. All capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement. Obligor’s Name, Address & Zip Code: Loan Identification Number: Reason for Requesting Documents (check one) ____ 1. Loan paid in full. (The Collateral Manager hereby certifies that all amounts received in connection with such Loan have been credited to the Collection Account.) ____ 2. Loan liquidated by ____________________________. (The Collateral Manager hereby certifies that all proceeds (net of liquidation expenses which the Collateral Manager may retain to pay such expenses) of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account.) ____ 3. Loan in foreclosure. ____ 4. Delivered in Error. ____ 5. Sale pursuant to Section 6.5 of the Loan and Security Agreement. ____ 6. Failure to satisfy Review Criteria. ____ 7. Repurchased. ____ 8. Discretionary Sale. ____ 9. Termination of the Loan and Security Agreement. ____ 10. Servicing. ____ 11. Other (explain). ____________________________________________________ ____________________________________________________ ____________________________________________________ If box 1, 2, 4, 5, 6, 7, 8, 9 or 10 above is checked, and if all or part of the Underlying Instruments were previously released to us, please release to us the Underlying Instruments E-3 4165-7057-2900.3 requested in our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan. If box 3, 11 or 12 above is checked, we will return all of the above Underlying Instruments to you as the Collateral Custodian (i) promptly upon the request of the Administrative Agent or (ii) when our need therefor no longer exists. It is understood and acknowledged that undersigned is executing this request not in an individual capacity but solely as a Responsible Officer of the Collateral Manager and is without any personal liability as to the matters contained in this request. [Remainder of Page Intentionally Left Blank] E-4 4165-7057-2900.3 New Mountain Guardian IV Income Fund, L.L.C., as the Collateral Manager By: ____________________________ Name: Title: [Consent of Administrative Agent if required under the Loan and Security Agreement: WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: ________________________________ Name: _____________________________ Title: ______________________________ Date: ______________________________] F-1 4165-7057-2900.3 EXHIBIT F To Loan and Security Agreement FORM OF CERTIFICATE OF ASSIGNMENT THIS GENERAL ASSIGNMENT OF UNDERLYING INSTRUMENTS (this “Assignment”), made as of the ____ day of _______ , 20___ by __________________, a ____________, having an address at ________________________________________ (“Assignor”) to ___________________________, a ____________________, having an address at ____________________________ (“Assignee”). KNOW ALL MEN BY THESE PRESENTS, that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby does sell, assign, transfer, grant, convey and set over unto Assignee and to the successors and assigns of Assignee all of Assignor’s right, title and interest in, to and under (a) the document(s) referenced in Exhibit A attached hereto and made a part hereof, including any amendments or supplements thereto (such documents collectively referred to herein as the “Underlying Instruments”), (b) the instruments, documents, certificates, letters, records and papers relating to the Underlying Instruments and all other documents executed and/or delivered in connection with the loan evidenced and/or secured by the Underlying Instruments, including, without limitation, all of Assignor’s right, title and interest in any title insurance policies, and other insurance policies, endorsements and certificates, security agreements, guaranties, indemnities, bank accounts, certificates of deposit, letters of credit, bonds, operating accounts, reserve accounts, escrow accounts and other accounts, permits, licenses, opinions, surveys, appraisals, environmental reports, inspection reports, financial statements, and any and all other documents and collateral arising out of and/or executed and/or delivered in connection with the Underlying Instruments, (c) all rights and benefits of Assignor related to the Underlying Instruments, including without limitation, all of Assignor’s rights to receive insurance proceeds, condemnation awards, indemnity payments, sales proceeds and all other income, issues, profits, payments and proceeds of any nature under or in connection with the Underlying Instruments, and all of Assignor’s rights to exercise any rights or remedies thereunder, and (d) all claims, demands and causes of action related to the items referenced in clauses (a) and (b) above (the items referenced in clauses (a), (b) and (c) are collectively referred to herein as the “Assigned Documents”). Assignor represents to Assignee that Assignor has good right, title and authority to assign the Assigned Documents as set forth herein. [Signature Page To Follow]

F-2 4165-7057-2900.3 IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the day and year first written above. [Entity], a [State of Inc./Formation] [Entity Type] [By: _____________________, its _________] By: ____________________________________ Name: Title: F-3 4165-7057-2900.3 EXHIBIT A To Exhibit F EXHIBIT A2 [Modify/add/delete as appropriate] 1. [Loan Agreement, dated as of ______________ ___, 20___ (together with all amendments and supplements from time to time thereto), between _______________________ and _____________________ relating to a loan in the original principal amount of ___________.] 2. [Promissory Note dated ___________ ___, 20___ in the original principal amount of _________ issued by _____________ in favor of ______________.] 3. UCC-1 Financing Statements showing ________, as debtor, and ___________, as secured party. [Reference Recording Office and any assignments.] 4. [Reference other major loan documents, such as: security agreement, credit agreement, note purchase agreement, sale and servicing agreement, acquisition agreement, intercreditor agreement, guarantees, insurance policies and assumption or substitution agreements.] 2 Capitalized terms used but not defined herein shall have the meaning ascribed to them in the _______________. G-1 4165-7057-2900.3 EXHIBIT G To Loan and Security Agreement [RESERVED] H-1 4165-7057-2900.3 EXHIBIT H To Loan and Security Agreement [RESERVED]

I-1 4165-7057-2900.3 EXHIBIT I To Loan and Security Agreement FORM OF JOINDER SUPPLEMENT JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (the “Borrower”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). WHEREAS, this Joinder Supplement is being executed and delivered under Section 2.1(c) of the Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), the Borrower, New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement; and WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan and Security Agreement; NOW, THEREFORE, the parties hereto hereby agree as follows: (a) Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Administrative Agent, the Administrative Agent will transmit to the Proposed Lender and the Borrower, a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan and Security Agreement for all purposes thereof. (b) Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement. I-2 4165-7057-2900.3 (c) By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent and the other Lenders as follows: (i) none of the Administrative Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Security Agreement or any other instrument or document furnished pursuant thereto, or the Collateral, or the financial condition of the Collateral Manager or the Borrower, or the performance or observance by the Collateral Manager or the Borrower of any of their respective obligations under the Loan and Security Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Security Agreement; (iv) the Proposed Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan and Security Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Security Agreement; and (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Security Agreement are required to be performed by it as a Lender. (d) By executing and delivering this Joinder Supplement, the Proposed Lender represents and warrants to the Administrative Agent, the other Lenders and the Borrower as follows: (i) the Proposed Lender is a "qualified institutional buyer" as defined in Rule 144A of the Securities Act; (ii) the Proposed Lender is not an Ineligible Assignee; (iii) the Proposed Lender satisfies each of the other requirements set forth in Section 12.16 of the Loan and Security Agreement with respect to a Lender or assignee of a Lender; and (iv) the transfer, assignment or other transaction pursuant to which the Proposed Lender shall become a party to the Loan and Security Agreement satisfies each of the other requirements set forth in Section 12.16 of the Loan and Security Agreement. (e) Schedule II hereto sets forth administrative information with respect to the Proposed Lender. (f) This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York. IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto. I-3 4165-7057-2900.3 SCHEDULE I TO JOINDER SUPPLEMENT COMPLETION OF INFORMATION AND SIGNATURES FOR JOINDER SUPPLEMENT Re: Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager, New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower, New Mountain Guardian IV Income Fund, L.L.C., as the equityholder and as the seller, Wells Fargo Bank, National Association, as the administrative agent and as the swingline lender, each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the collateral custodian. Item 1: Date of Joinder Supplement: ______________ Item 2: Proposed Lender: _________________________________ Item 3: Commitment - $______________ Item 4: Signatures of Parties to Joinder Supplement: ___________________________, as Proposed Lender By: Name: Title: I-4 4165-7057-2900.3 NEW MOUNTAIN GUARDIAN IV INCOME FUND SPV, L.L.C., as the Borrower By: ____________________________ Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title: [NAME OF LENDER], as Proposed Lender By: Name: Title:

I-5 4165-7057-2900.3 SCHEDULE II TO JOINDER SUPPLEMENT ADDRESS FOR NOTICES AND WIRE INSTRUCTIONS Address for Notices: ___________________ ______________________________ ______________________________ ______________________________ Telephone:_____________________ Facsimile: _____________________ Email: ________________________ With a copy to: ________________________ ________________________ ________________________ Telephone:_______________ Facsimile: _______________ Email: __________________ Wire Instructions: Name of Bank: _________________ A/C No.: ______________________ ABA No. ______________________ Reference: _____________________ I-6 4165-7057-2900.3 SCHEDULE III TO JOINDER SUPPLEMENT FORM OF JOINDER EFFECTIVE NOTICE To: [Name and address of Proposed Lender] The undersigned, as Administrative Agent under the Loan and Security Agreement, dated as of January 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV Income Fund, L.L.C., as the collateral manager, New Mountain Guardian IV Income Fund SPV, L.L.C., as the borrower (the “Borrower”), New Mountain Guardian IV Income Fund, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian is delivering this Joinder Effective Notice in connection with the Joinder Supplement dated as of [____________], among you, the Borrower and the Administrative Agent. [Note: attach copies of Schedules I and II from the applicable Joinder Supplement.] Terms defined in such Joinder Supplement are used herein as therein defined. Pursuant to such Joinder Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be _____________ with a Commitment of $__________. Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: _______________________________ Name: Title: Cc: New Mountain Guardian IV Income Fund SPV, L.L.C. 787 Seventh Avenue, 49th Floor New York, NY 10019 Attention: Credit Financing Team Email: creditfinancing@newmountaincapital.com Fax: (212) 220-3393 J-1 4165-7057-2900.3 EXHIBIT J TO Loan and Security Agreement [RESERVED] K-1 4165-7057-2900.3 EXHIBIT K TO Loan and Security Agreement [RESERVED]

L-1 4165-7057-2900.3 EXHIBIT L-1 To Loan and Security Agreement U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Loan and Security Agreement dated as of January 15, 2026 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”), between New Mountain Guardian IV Income Fund, L.L.C., as Collateral Manager, New Mountain Guardian IV Income Fund SPV, L.L.C., as Borrower, New Mountain Guardian IV Income Fund, L.L.C., as the Equityholder and the Seller, Wells Fargo Bank, National Association, as Administrative Agent and as Swingline Lender, Western Alliance Trust Company, N.A., as Collateral Custodian, and each of the Lenders from time to time party thereto. Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Obligations in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ] L-2 4165-7057-2900.3 EXHIBIT L-2 To Loan and Security Agreement U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Loan and Security Agreement dated as of January 15, 2026 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”), between New Mountain Guardian IV Income Fund, L.L.C., as Collateral Manager, New Mountain Guardian IV Income Fund SPV, L.L.C., as Borrower, New Mountain Guardian IV Income Fund, L.L.C., as the Equityholder and the Seller, Wells Fargo Bank, National Association, as Administrative Agent and as Swingline Lender, Western Alliance Trust Company, N.A., as Collateral Custodian, and each of the Lenders from time to time party thereto. Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ] L-3 4165-7057-2900.3 EXHIBIT L-3 To Loan and Security Agreement U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Loan and Security Agreement dated as of January 15, 2026 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”), between New Mountain Guardian IV Income Fund, L.L.C., as Collateral Manager, New Mountain Guardian IV Income Fund SPV, L.L.C., as Borrower, New Mountain Guardian IV Income Fund, L.L.C., as the Equityholder and the Seller, Wells Fargo Bank, National Association, as Administrative Agent and the Swingline Lender, Western Alliance Trust Company, N.A., as Collateral Custodian, and each of the Lenders from time to time party thereto. Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [NAME OF PARTICIPANT] By: Name: L-4 4165-7057-2900.3 Title: Date: ________ __, 20[ ]

L-5 4165-7057-2900.3 EXHIBIT L-4 To Loan and Security Agreement U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Loan and Security Agreement dated as of January 15, 2026 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”), between New Mountain Guardian IV Income Fund, L.L.C., as Collateral Manager, New Mountain Guardian IV Income Fund SPV, L.L.C., as Borrower, New Mountain Guardian IV Income Fund, L.L.C., as the Equityholder and the Seller, Wells Fargo Bank, National Association, as Administrative Agent and as Swingline Lender, Western Alliance Trust Company, N.A., as Collateral Custodian, and each of the Lenders from time to time party thereto. Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Obligations in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Obligations, (iii) with respect to the extension of credit pursuant to the Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [NAME OF LENDER] By: L-6 4165-7057-2900.3 Name: Title: Date: ________ __, 20[ ] M-1 4165-7057-2900.3 EXHIBIT M To Loan and Security Agreement FORM OF LOAN CHECKLIST [DRAFT] Item Obligor: Required Loan Document Status (also specify whether such document is an original or a copy) Credit Agreement or other similar document Note Purchase Agreement Security/Collateral Agreement (including, to the extent delivered to the Borrower, control agreements) [attach multiple agreements where applicable] Acquisition Agreement Sale and Servicing Agreement Subordination Agreement Intercreditor Agreement Guarantee Agreement Certificates of Insurance UCC-1 Financing Statement UCC-3 Continuation Statement (if applicable) Original Promissory Note If a Lost Note: Underlying Promissory Note and original executed indemnity endorsed by the Borrower in blank Unbroken Chain of Assignments (prior to contribution to facility). Please attach all relevant assignments If no Promissory Note or Noteless Loan: Executed copy of each assignment and assumption agreement, transfer document or other instrument evidencing the assignment of such Loan from prior third party owner to the Borrower Assignment Agreement – Borrower to BLANK (undated) Loan Register Funding Memo Completed By: By:______________________________ Name: Title: Date If documents are being submitted with a funding request: M-2 4165-7057-2900.3 Form of Funding Notice (Exhibit A-1) Form of Reinvestment Notice (Exhibit A-3) Form of Borrowing Base Certificate (Exhibit A-4) Form of Approval Notice (Exhibit A-5) Western Alliance Trust Company, National Association, To Complete File Number Obligor Outstanding Balance Assigned Value Purchase Price (% of par) Purchase Price ($) Documents Received By: Confirmation of All Received Documents

SCHEDULE I
To Loan and
Security Agreement

LEGAL NAMES

New Mountain Guardian IV Income Fund SPV, L.L.C.

New Mountain Guardian IV Income Fund, L.L.C.

SCHEDULE I-1

4165-7057-2900.3

<u>SCHEDULE II</u>
<u>To Loan and</u>
<u>Security Agreement</u>

APPROVED BROKER DEALERS AND APPROVED VALUATION FIRMS

A. Approved Broker Dealers

Antares Capital LP
Bank of America, N.A.
The Bank of New York Company, Inc.
Barclays Bank plc
BMO Capital Markets Inc.
BNP Paribas
Canadian Imperial Bank of Commerce
Citibank, N.A.
Credit Suisse First Boston LLC
Deutsche Bank AG
Dresdner Kleinwort Wasserstein
GE Capital Markets Inc
Goldman Sachs & Co.
Guggenheim Securities, LLC
HSBC Bank
Jefferies Finance LLC
JPMorgan Chase & Co.
Legg Mason, Inc.
Macquarie Group Limited
Miller Tabak Roberts Securities LLC
Morgan Stanley & Co.
Nomura Securities Co., Ltd.
PNC Capital Markets LLC
Oppenheimer & Co.
Rabobank Group
Seaport Global Holdings LLC
Société Générale
Truist Bank
Raymond James Financial, Inc.
Royal Bank of Canada
The Royal Bank of Scotland Group plc
Scotiabank
U.S. Bank National Association
UBS AG
Wells Fargo

SCHEDULE II-1

4165-7057-2900.3

B. Approved Valuation Firms

Valuation Research Corporation
Ernst & Young, LLP
Houlihan, Lokey, Howard & Zukin, Inc.
FTI Consulting, Inc.
Duff & Phelps Rating Co.
Lincoln International LLC

SCHEDULE II-2
4165-7057-2900.3

<u>SCHEDULE III</u>
<u>To Loan and</u>
<u>Security Agreement</u>

LOAN LIST

[Distributed Separately]

SCHEDULE III-1

4165-7057-2900.3

SCHEDULE IV
To Loan and
Security Agreement

CREDIT AND COLLECTION POLICY

[Distributed Separately]

SCHEDULE IV-1
4165-7057-2900.3

<u>SCHEDULE V</u>
<u>To Loan and</u>
<u>Security Agreement</u>

AGREED-UPON PROCEDURES

In accordance with Section 6.8(e) of the Loan and Security Agreement, the Collateral Manager will cause a firm of nationally recognized independent public accountants to furnish in accordance with attestation standards established by the American Institute of Certified Public Accountants a report to the effect that such accountants have either verified, compared, or recalculated each of the following accounts in Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) of the Loan and Security Agreement to applicable system or records of the Borrower or the Collateral Manager, as applicable:

- Loan Schedule
    - Loan type
    - Outstanding Balance (Loan & Obligor)
    - Loan Origination Date
    - Loan Purchase Date (date Loan was added to facility)
    - Purchase Price
    - Loan Maturity Date
    - Interest Rate:
        - Fixed/Floating
        - Index (if applicable)
        - Spread or coupon
        - PIK (if applicable)
    - Current outstanding principal amount
    - Moody's, Fitch and S&P ratings (if applicable)
    - Days Delinquent (if any)
    - Trailing twelve-month revenue for the most recent Relevant Test Period
    - Trailing twelve-month EBITDA for the most recent Relevant Test Period
    - The as-of date for each of the statistics in the foregoing two bullet points
- Net Senior Leverage Ratio (and related Original Net Senior Leverage Ratio)
- Recurring Revenue Loan Gross Leverage
- Total Leverage Ratio (and related Original Total Leverage Ratio)
- Cash Interest Coverage Ratio (and related Original Cash Interest Coverage Ratio)
- Advance Rate (calculated as a weighted average based on the portfolio)
- Unused Facility Amount
- Availability:
    - Borrowing Base
    - Advances Outstanding
    - Borrowing Base minus Advances Outstanding
- Discretionary Sales Calculations, Repurchase/Substitution Calculations
- Applicable Spread

At the discretion of the Administrative Agent and a firm of nationally recognized independent public accountants, three (3) random Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) of the Loan and Security Agreement from the 2026 fiscal year and

SCHEDULE V-1

4165-7057-2900.3

for each subsequent fiscal year (including one that pertains to a month immediately prior to a Payment Date) will be chosen and reviewed.

The report provided by such firm may be in a format such typically utilized for a report of this nature; provided that it will consist of at a minimum (i) a list of deviations from the applicable Borrowing Base Certificate or Payment Date calculations pursuant to Section 7.2(b)(vi) of the Loan and Security Agreement and (ii) discuss with the Collateral Manager the reason for such deviations, and set forth the findings in such report.

SCHEDULE V-2

4165-7057-2900.3

SCHEDULE VI
To Loan and
Security Agreement

CLOSING DATE PARTICIPATIONS

[Distributed Separately]

SCHEDULE VI-1
4165-7057-2900.3